As filed with the U.S. Securities and Exchange Commission on April 24, 2012

Registration No. 333-88748

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File No 811-4834

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 13	☒
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 44	☒

John Hancock Life Insurance Company (U.S.A.) Separate Account A

(Exact Name of Registrant)

John Hancock Life Insurance Company (U.S.A.)

(Name of Depositor)

197 Clarendon Street

Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET

John Hancock Life Insurance Company (U.S.A.)

U.S. INSURANCE LAW

JOHN HANCOCK PLACE

BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2012 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485
☐	on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

☐	this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 30, 2012

for interests in

Separate Account A

Interests are made available under

VUL PROTECTOR

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

500 Index
500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Blue Chip Income and Growth
American Global Growth
American Global Small Capitalization
American Growth
American Growth-Income
American High-Income Bond
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Holdings
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Global Diversification
Health Sciences
High Yield
International Core
International Equity Index A
International Opportunities
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Protector 4/2012

This prospectus does not constitute an offering in any jurisdiction where it would not be lawful. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.

Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information, which contains the audited financial statements for JHUSA and Separate Account A. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.

The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

SUMMARY OF BENEFITS AND RISKS

Benefits

Some of the benefits of purchasing the policy are described below.

Death Benefit Protection. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the insured person. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

Access To Your Policy Values. Your Variable life insurance policy offers access to your policy value through policy loans, policy surrender and partial withdrawal. There are limitations to partial withdrawals, details of which may be found in this prospectus under “Policy Surrender and Partial Withdrawals.”

Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, policy value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy does not generate a taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

Investment Options. In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your policy value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.

Flexibility. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

Risks

Some of the risks of purchasing the policy are described below.

Fluctuating Investment Performance. Policy values invested in a sub-account are not guaranteed and policy values increase and decrease according to investment performance. You assume the investment risk of policy values allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the portfolio prospectuses. You should review the prospectuses carefully before allocating policy values to any sub-accounts.

Unsuitable for Short-Term Investment. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. The policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep the policy in force. There is a risk of lapse if the policy value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if excessive policy

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loans are taken. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Withdrawals reduce your policy value and increase the risk of lapse.

Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.

Adverse Consequences of Early Surrender. Surrender charges will be assessed if you surrender your policy in the first 10 years from the purchase of the policy or an increase in Face Amount. Depending on the amount of premium paid and the policy value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered.

Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

FEE TABLES

The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places, as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premium (Load)	Upon receipt of premium	10% of each premium paid during the first 5 Policy Years*
Maximum Surrender Charge (Load)	Upon withdrawal, surrender or Policy lapse	The maximum Surrender Charge for any Policy per $1000 of Face Amount is $58.20**
Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)
Dollar Cost Averaging	Upon transfer	Guaranteed $5.00
Current $0.00
Asset Allocation Balancer	Upon transfer	Guaranteed $15.00
Current $0.00

* 2% thereafter (on a non-guaranteed basis in the State of New Jersey)

** A Surrender Charge is applicable for 10 Policy Years from the Policy Date or an increase in Face Amount and is based on the Face Amount of the Policy.

The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the policy. These fees and expenses do not include the fees and expenses of the portfolios, which are the underlying variable investment options for your policy.

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Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policyowner (a 55 year old preferred non-smoking male)	$0.40 per $1,000 of the net amount at risk
Cost of Insurance (Contracts with Optional Term Rider*)	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk
		Charge for a Representative Policyowner (a 55 year old preferred non smoking male)	$0.20 per $1000 of the net amount at risk
Cost of Insurance (Contracts with Return of Premium Rider*)	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk
		Charge for a Representative Policyowner (a 55 year old preferred non-smoking male)	$0.40 per $1,000 of the net amount at risk
Mortality and Expense Risks Charge	Monthly	In Policy Years 1-15 the charge is 0.10% monthly**
Administration Fees	Monthly	$15 per Policy Month in each Policy Year
Loan Interest Rate (Net)	Annually	1.25%***

* The cost of insurance (including the charge for the Return of Premium Rider) varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. Information regarding your individual cost of insurance charges may be found in your policy.

** Thereafter the charge is 0.03% monthly.

*** First 10 Policy Years. 0% Policy Years 11 and after on a current basis.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	1.62%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.52%, respectively.

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Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.

The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, American New World, Fundamental Holdings and Global Diversification portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Blue Chip Income and Growth, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

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Portfolio	Portfolio Manager	Investment Objective
500 Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Global Small Capitalization	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization Fund, a series of the American Funds Insurance Series. Under normal market conditions, the master fund invests primarily in stocks of smaller companies located around the world.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
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Portfolio	Portfolio Manager	Investment Objective
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American High-Income Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide a high level of current income and, secondarily, capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the High-Income Bond Fund, a series of the American Funds Insurance Series. The master fund invests primarily in higher yielding and generally lower quality debt securities rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality, including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The portfolio may also invest a portion of its assets in securities of issuers domiciled outside the U.S.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The master fund may invest a portion of its assets in common stocks and other securities of companies in emerging market countries.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek long-term capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with prudent investment risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures, as well as U.S. government and agency securities.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
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Portfolio	Portfolio Manager	Investment Objective
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio allocates its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target Allocation Range of Allocation
Equity Securities: 70% 65% – 75%
Fixed-Income Securities: 30% 25% – 35%
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of the American Funds Insurance Series. However, the portfolio is authorized to invest without limitation in other underlying funds and in other types of investments.
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Portfolio	Portfolio Manager	Investment Objective
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of large-capitalization companies. The portfolio considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.*
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of American Fund Insurance Series. The portfolio is authorized to invest without limitation in other underlying funds. Under normal market conditions, the portfolio intends to invest a portion of its assets in funds that invest primarily in foreign securities or in foreign securities directly.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s: Ba through C
S&P’s: BB through D
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
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Portfolio	Portfolio Manager	Investment Objective
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
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Portfolio	Portfolio Manager	Investment Objective
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
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Portfolio	Portfolio Manager	Investment Objective
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: non-U.S. government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
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Portfolio	Portfolio Manager	Investment Objective
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. To achieve the objective, the portfolio will be invested in equity investments that the subadviser believes will provide higher returns than the Russell 3000 Index.*
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.*

*Wilshire 5000 Total Market Index® is a trademark of Wilshire Associates. MSCI All Country World Excluding U.S. Index is a trademark of Morgan Stanley & Co. Incorporated.Russell 1000,® Russell 2000,® Russell 3000,® Russell Midcap,® and Russell Midcap Value® are trademarks of Frank Russell Company. S&P MidCap 400,® and S&P SmallCap 600® are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 29, 2012 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $24 million to $277 billion
Russell 1000 Index — minimum of $162 million
Russell 2000 Index — maximum of $3.6 billion
Russell 3000 Index — $26 million to $505.7 billion
Russell Midcap Index — $162 million to $21.5 billion
Russell Midcap Value Index — $162 million to $21.5 billion
S&P MidCap 400 Index — $533 million to $10.1 billion
S&P SmallCap 600 Index — maximum of $2.9 billion
Wilshire 5000 Total Market Index — less than $1.2 million to $505.7 billion

POLICY SUMMARY

General

We have prepared the following summary as a general description of the most important features of the policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the policy is not in default, that there is no

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outstanding policy debt, and the death benefit is not determined by the minimum death benefit percentage. The policy’s provisions may vary in some states and the terms of your policy, and any endorsement or rider, supersede the disclosure in this prospectus.

Death Benefits

There are two death benefit options. Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit.

(Policies issued in Maryland should refer to the section of the Prospectus entitled, “Additional Information for Policies Issued in Maryland.”)

Optional Term Rider

The policy may be issued with an optional Term Insurance rider. The benefit of the Term Insurance rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the policy. However, unlike the death benefit under the policy, the death benefit under the Term Insurance rider is not protected by the no-lapse guarantee after the second policy year and terminates at age 100.

Return of Premium Rider

If death benefit Option 1 is elected, the policy may be issued with an optional Return of Premium Death Benefit rider. This rider provides an additional death benefit payable upon the death of the life insured after the Company receives due proof of death. The Return of Premium Death Benefit is initially equal to the initial premium. Any subsequent premiums will increase the Return of Premium Death Benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the Return of Premium death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable surrender charge (except that the benefit will not be reduced to less than zero). The Return of Premium Death Benefit rider is not protected by the no-lapse guarantee after the second Policy Year.

(Owners of Policies issued in Maryland should refer to the section of the Prospectus entitled, “Additional Information for Policies Issued in Maryland”.)

Premiums

You may pay premiums at any time and in any amount, subject to certain limitations as described under “Premium Payments — Subsequent Premiums.” Net Premiums will be allocated, according to your instructions and at the Company’s discretion, to one or more of our Fixed Account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the Fixed Account and the sub-accounts of the Separate Account.

Policy Value

The policy has a Policy Value which reflects premiums paid, certain charges for expenses and cost of insurance, and the investment performance of our fixed Account and the sub-accounts of the Separate Account to which you have allocated premiums.

Policy Loans

You may borrow an amount not to exceed 90% of your policy’s Net Cash Surrender Value. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding policy debt from proceeds payable at the insured’s death, or upon surrender of the policy.

Surrender and Partial Withdrawals

You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of the policy and an assessment of a portion of the surrender charges to which the policy is subject. You may

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surrender your policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less surrender charges and outstanding Monthly Deductions due minus the Policy Debt.

Lapse and Reinstatement

Unless the No-Lapse Guarantee Cumulative Premium Test has been met, your policy will lapse and terminate without value when its Net Cash Surrender Value is insufficient to pay the next monthly deduction, and a grace period of 61 days expires without your having made an adequate payment.

The policy differs in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not, in itself, cause a policy to lapse. Second, a policy can lapse even if planned premiums have been paid.

You may reinstate a lapsed policy at any time within the five year period following lapse, provided the Policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under “Reinstatement.”

Charges and Deductions

We assess certain charges and deductions in connection with the policy. These include:

  charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses, charges deducted from premiums paid, and
  charges assessed on surrender or lapse.

These charges are summarized in the Fee Tables. We may allow you to request that the sum of all charges assessed monthly for mortality and expense risks, cost of insurance and administration expenses to be deducted from the Fixed Account, or from one or more of the sub-accounts of the Separate Account.

In addition, there are charges deducted from each portfolio. For more information, please refer to the prospectus for the underlying portfolio.

Investment Options and Investment Subadvisers

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios. The Table of Investment Options and Investment Subadvisers describe the portfolios and shows the subadvisers that provide investment subadvisory services.

Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) is not to be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been, and may continue to be, particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities, and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

Investment Management Fees and Expenses

Each sub-account of the Separate Account purchases shares of one of the portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the portfolios. The fees and expenses for each portfolio are described in detail in the accompanying portfolio prospectuses to which reference should be made.

Description of John Hancock USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation

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(“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account A

The investment accounts shown on page 1 are in fact subaccounts of Separate Account A, a separate account operated by us under Michigan law. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

The Account’s assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of John Hancock USA’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

ISSUING A POLICY

Requirements

To purchase a policy, you must submit a completed application. Your policy will not be issued until the underwriting process has been completed to our satisfaction. With our prior approval, the policy may be issued on a basis which does not take into account the insured’s sex. A policy will generally be issued only on the lives of insureds from ages 0 through 90.

Each policy has a Policy Date, an Effective Date and an Issue Date (see “Definitions” in Appendix A). The Policy Date is the date from which the first monthly deductions are calculated and from which policy years, policy months and policy anniversaries are determined. The Effective Date is the date the Company becomes obligated under the policy and when the first monthly deductions are deducted from your Policy Value. The Issue Date is the date from which Suicide and Incontestability periods are measured.

If your application is not accompanied by a check for the initial premium and no request to backdate the policy has been made:

  the policy date and the effective date will be the date the Company receives the check at its service office, and the issue date will be the date the Company issues the policy.

The initial premium must be received within 60 days after the issue date, and the policy owner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the policy will be cancelled and any partial premiums paid will be returned to the applicant.

Minimum Initial Face Amount

We will generally issue a policy only if it has a Face Amount of at least $100,000.

Backdating a Policy

Upon request and under limited circumstances, we may backdate your policy by assigning a policy date earlier than the date the application is signed. However, in no event will your policy be backdated earlier than the earliest date allowed by

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state law, which is generally three months to one year prior to the date of application for the policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not the policy is backdated, Net Premiums received prior to the Effective Date of the policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

As of the Effective Date, the premiums paid plus interest credited, net of the sales charge, will be allocated among the investment options and/or the Fixed Account, in accordance with the policy owner’s instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.

Temporary Insurance Agreement

In accordance with our underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets our usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to our underwriting rules, and we reserve the right to request additional information or to reject an application for any reason. Persons failing to meet standard underwriting classifications may be eligible for a policy with an additional risk rating assigned to it.

Right to Examine the Policy

You may return your policy for a refund within 10 days after you receive it. Some states provide a longer period of time to exercise this right. Your policy will indicate if a longer time period applies. During the “Right to Examine the Policy Period,” premiums may be allocated to the Money Market portfolio. After this period has expired, we will allocate premiums among the Investment Accounts and/or Fixed Account in accordance with your instructions.

If you elect to cancel the policy under this provision, the policy can be mailed or delivered to the John Hancock USA agent who sold it to you, or to the Service Office. Immediately upon such delivery or mailing, the policy shall be deemed void from the beginning. Within seven days after receipt of the returned policy at the Service Office, we will refund to the policy holder owner an amount equal to either:

(1)	the amount of all premiums paid, less any partial withdrawals and policy loans, or
(2)	the value of the amounts allocated to the Separate Account and the Fixed Account as of the date the returned policy is received by us plus all charges deducted prior to that date, not including fees and expenses of the portfolios, minus any partial withdrawals made and policy loans taken.

Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.

If you request an increase in Face Amount which results in new surrender charges, you will have the same rights as described above to cancel the increase. If canceled, the premiums paid during the right to examine period will be refunded, and the policy value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

We reserve the right to delay the refund of any premium paid by check until the check has cleared.

Residents of California, age 60 and older may return the policy for a refund at any time within 30 days after receiving it. The policy can be mailed or delivered to the company’s agent who sold it, or to our Service Office. If you cancel the policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money Market portfolio, we will refund to you the amount of all premiums paid. If your premiums were allocated to one or more of the Separate Account investment options (other than the Money Market portfolio), we will refund you the value of the amount allocated to the Separate Account as of the date the returned policy is received by us, plus all charges deducted prior to that date, not including fees and expenses of the portfolios, minus any partial withdrawals made and policy loans taken. Your premiums will be placed in either (a) the Fixed Account, (b) the Money Market portfolio or (c) in one or more of the Separate Account investment options, based upon your allocation instructions. If no allocation instructions are given, your premiums will be placed in the Money Market portfolio.

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Life Insurance Qualification

A policy must satisfy either one of two tests to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). At the time of application, the policy owner must choose either the Cash Value Accumulation Test or the Guideline Premium Test. The test cannot be changed once the policy is issued.

Cash Value Accumulation Test. Under the Cash Value Accumulation Test (“CVAT”), the Policy Value must be less than the Net Single Premium necessary to fund future policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a policy meets the CVAT, we will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded to you.

Guideline Premium Test. The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy’s death benefit must also be at least equal to the Minimum Death Benefit (described below).

Changes to the policy may affect the maximum amount of premiums, such as:

  a change in the policy’s Face Amount;
  a change in the death benefit option;
  partial withdrawals;
  addition or deletion of supplementary benefits.

Any of these changes to the policy could cause the total premiums paid to exceed the new maximum limit. In this situation, we may refund to you any excess premiums paid. In addition, these changes could reduce the future premium limitations.

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit, on any date, is defined as the Policy Value on that date multiplied by the applicable Minimum Death Benefit Percentage for the Attained Age of the life insured. The Minimum Death Benefit Percentages for this test appear in the policy.

DEATH BENEFITS

(Owners of policies issued in Maryland should refer to the section of the Prospectus entitled, “Additional Information for Policies Issued in Maryland”.)

If the policy is in force at the time of the death of the life insured, we will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Service Office for more information.

If the life insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we may pay only the Net Cash Surrender Value.

Death Benefit Options

There are two death benefit options, described below.

Death Benefit Option 1. Under Option 1 the death benefit is the Face Amount of the policy at the date of death or, if greater, the Minimum Death Benefit.

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Death Benefit Option 2. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit.

Changing the Death Benefit Option

The death benefit option may be changed once each policy year after the first policy year. The change will occur on the first day of the next Policy Month after a written request for a change is received at the Service Office. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.

A change in the death benefit option will result in a change in the policy’s Face Amount in order to avoid any change in the amount of the death benefit, as follows:

Change from Option 1 to Option 2. The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.

Change from Option 2 to Option 1. The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

No new surrender charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

Changing the Face Amount

Subject to the limitations stated in this prospectus, a policy owner may, upon written request, increase or decrease the Face Amount of the policy. We reserve the right to limit a change in Face Amount so as to prevent the policy from failing to qualify as life insurance for tax purposes.

Increase in Face Amount

Increases in Face Amount may be made once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000. An increase will become effective at the beginning of the Policy Month following the date the Company approves the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the life insured’s Attained Age at the effective date of the increase would be greater than the maximum issue age for new policies at that time.

New Surrender Charges for an Increase

An increase in Face Amount will usually result in the policy being subject to new surrender charges. The new surrender charges will be computed as if a new Policy were being purchased for the increase in Face Amount. Surrender charges will not apply to those premiums attributable to the new Face Amount that are in excess of the surrender charges premium limit. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a policy, a policy owner will have a right to examine period with respect to any increase resulting in new surrender charges.

An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the Face Amount increase.

Increase with Prior Decreases

If, at the time of the Face Amount increase, there have been prior decreases in Face Amount, these prior decreases will be restored before the Face Amount increase is effected. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.

Changing Both the Face Amount and the Death Benefit Option

If you request to change both the Face Amount and the death benefit option in the same month, the death benefit option change shall be deemed to occur first.

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Decrease in Face Amount

Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000. A written request from a policy owner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and then the next most recent increases successively. Decreases in Face Amount shall not be permitted to the extent that they would cause the policy to fall below the minimum Face Amount of $100,000. A decrease in Face Amount will be subject to surrender charges. See “Charges and Deductions — Surrender Charges.”

Factors that Affect the Death Benefit

In the case of Death Benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen by year and the charges deducted. For a discussion of how these factors affect Policy Value see the “Risk/Benefit Summary”. These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.

PREMIUM PAYMENT

Initial Premiums

No premiums will be accepted prior to receipt of a completed application by us. All premiums received prior to the Effective Date of the policy will be held in our general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium (which is set forth in the Table of Values in your policy).

On the later of the Effective Date or the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with your instructions; unless such amount is first allocated to the Money Market portfolio for the duration of the right to examine period.

Subsequent Premiums

After the payment of the initial premium, premiums may be paid at any time and in any amount until the life insured’s Attained Age 100, subject to the limitations on premium amount described below.

A policy will be issued with a planned premium, which is based on the amount of premium you wish to pay. We will send notices to you setting forth the planned premium at the payment interval you have selected. However, you are under no obligation to make the indicated payment.

We may refuse any premium payment that would cause the policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the Death Benefit that is greater than the increase in Policy Value.

Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. In states where permitted, the policy does have a No-Lapse Guarantee (as well as an Optional Extended No-Lapse Guarantee) which would prevent the policy from lapsing during the guarantee period, provided certain criteria, as described under “No Lapse Guarantee” are satisfied.

All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day the premiums were received at our Service Office, unless such amount is first allocated to the Money Market portfolio for the duration of the right to examine period. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if monthly deductions are due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

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Maximum Premium Limitation

If the policy is issued under the Guideline Premium Test, in no event will the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a policy to qualify as life insurance.

If at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, we will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned to you and no further premiums will be accepted until allowed by the then current maximum premium limitation.

Premium Allocation

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and one hundred, provided the total allocation equals one hundred. You may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to us at our Service Office.

CHARGES AND DEDUCTIONS

Premium Charge

During the first 5 Policy Years, we deduct a premium charge from each premium payment, equal to 10.0% of the premium. Thereafter, the premium charge is equal to 2.0% of the premium (on a non-guaranteed basis for those policies issued in the state of New Jersey). The premium charge is paid to us and is designed to cover a portion of our acquisition and sales expenses and premium and Federal DAC taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.

Surrender Charges

We will deduct a surrender charge if during the first 10 years following the Policy Date, or the effective date of a Face Amount increase:

  the policy is surrendered for its Net Cash Surrender Value, a partial withdrawal is made,
  there is a decrease in Face Amount, or
  the policy lapses.

Unless otherwise allowed by us and specified by you, the surrender charge is deducted from the amount to be paid to you upon surrender or lapse of the policy or if a partial withdrawal is made.

The surrender charge, together with a portion of the premium charge, is paid to us and is designed to compensate us for some of the expenses we incur in selling and distributing the policies, including agents’ commissions, advertising, agent training and the printing of prospectuses and sales literature.

Surrender Charge Calculation. The surrender charge is determined by the following formula (the calculation is also described in words below):

Surrender Charge	= (Surrender Charge Rate) × (Face Amount of the Policy Charge ÷ 1000) × (Grading Percentage)	Associated with the Surrender

Definitions of the Formula Factors Above

Face Amount of the Policy Associated with the Surrender Charge: equals the Face Amount for which the surrender charge is being applied. The Face Amount may be increased or decreased as described under “Changing the Face Amount” above.

Surrender Charge Rate: (the calculation is also described in words below)

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Surrender Charge Rate = (X) + (80%) × (Surrender Charge Premium)

Where “X” is equal to Rate per $1,000 of Face Value as indicated by the following Table:

Table for Rate per $1,000 of Face:
Age at Issue or Increase	Rate per $1,000 of Face Value ($)	Age at Issue or Increase	Rate per $1,000 of Face Value ($)	Age at Issue or Increase	Rate per $1,000 of Face Value ($)
0	2.00	12	3.50	24	6.50
1	2.13	13	3.63	25	7.00
2	2.25	14	3.75	26	7.20
3	2.38	15	3.88	27	7.40
4	2.50	16	4.00	28	7.60
5	2.63	17	4.13	29	7.80
6	2.75	18	4.25	30	8.00
7	2.88	19	4.38	31	8.04
8	3.00	20	4.50	32	8.08
9	3.13	21	5.00	33	8.12
10	3.25	22	5.50	34	8.16
11	3.38	23	6.00	35 and over	8.20

The Surrender Charge Premium is the lesser of:

  the premiums paid during the first Policy Year per $1,000 of Face Amount at issue or following a Face Amount increase, and the Surrender Charge Premium Limit specified in the policy per $1,000 of Face Amount.

Grading Percentage: The grading percentages during the Surrender Charge Period set forth in the table below apply to the initial Face Amount and to all subsequent Face Amount increases. The grading percentage is based on the policy year in which the transaction causing the assessment of the charge occurs as set forth in the table below:

Policy Year	Surrender Charge Grading Percentage	Policy Year	Surrender Charge Grading Percentage
1	100%	7	40%
2	90%	8	30%
3	80%	9	20%
4	70%	10	10%
5	60%	11	0%
6	50%

Within a Policy Year, grading percentages will be interpolated on a monthly basis. For example, if you surrender the Policy during the fourth month of Policy Year 4, the grading percentage will be 67.5%.

Formulas Described in Words

Surrender Charge: The surrender charge is determined by multiplying the Surrender Charge Rate by the Face Amount of the Policy Associated with the Surrender Charge divided by 1000. The amount obtained is then multiplied by the Grading Percentage, a percent which starts at 100% and grades down each Policy Year to zero over a period not to exceed 10 years.

Surrender Charge Rate: The Surrender Charge Rate is equal to the sum of (a) plus (b) where (a) equals “X” (see Table above) and (b) equals 80% times the Surrender Charge Premium.

Illustration of Surrender Charge Calculation

Assumptions.

  45 year old
  Policy issued 7 years ago
  $7,785 in premiums have been paid annually on the policy over the 7 year period
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  Surrender Charge Premium for the policy is $14.07
  Face Amount of the policy at issue is $500,000 and no increases have occurred
  Policy is surrendered during the first month of the seventh policy year.

Surrender Charge. The Surrender Charge to be assessed would be $3,891 determined as follows:

  First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.

Surrender Charge Rate = (8.2) + (80%) × (Surrender Charge Premium) $19.46 = (8.20) + (80%) × (14.07)

The surrender charge Rate is equal to $19.46

  Second, the surrender charge rate is entered into the surrender charge formula and the surrender charge is determined as set forth below.
Surrender Charge	= (Surrender Charge Rate) × (Face Amount of the Policy Charge ÷ 1000) × (Grading Percentage)	Associated with the Surrender

$3,891 = (19.46) × ($500,000 ÷ 1,000) × (40%)

The surrender charge is equal to $3,891.

Depending upon the Face Amount of the policy, the age of the insured at issue, premiums paid under the policy and the performance of the underlying investment options, the policy may have no Cash Surrender Value and therefore, you may receive no surrender proceeds upon surrendering the policy.

Surrender Charges on a Partial Withdrawal. A partial withdrawal will result in the assessment of a portion of the surrender charges to which the policy is subject. The portion of the surrender charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the policy as of the date of the withdrawal. The surrender charges will be deducted from the policy value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account. If the amount in the accounts is not sufficient to pay the surrender charges assessed, then the amount of the withdrawal will be reduced.

Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the policy’s remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.

Surrender Charge on Decrease in Face Amount. If the Face Amount of insurance is decreased, a pro-rata surrender charge will be deducted from the policy value. A decrease in Face Amount caused by a change from death benefit Option 1 to Option 2 will not incur a pro-rata surrender charge.

Each time a pro-rata surrender charge is deducted for a Face Amount decrease, the remaining surrender charge will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the Face Amount decrease.

Monthly Charges

On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the policy until the Policy Anniversary when the life insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These charges consist of:

  an administration charge;
  a charge for the cost of insurance;
  a mortality and expense risks charge; and
  if applicable, a charge for any supplementary benefits added to the policy.

Unless otherwise allowed by us and specified by you, the monthly deductions will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value.

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Administration Charge. This charge will be equal to $15 per Policy Month per Policy Year. The charge is paid to us and is designed to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the policy.

Cost of Insurance Charge. The monthly charge for the cost of insurance is paid to us and is determined by multiplying the applicable cost of insurance rate times the Net Amount at risk at the beginning of each Policy Month. The cost of insurance rate and the Net Amount at Risk are determined separately for the initial Face Amount and for each increase in Face Amount. In determining the Net Amount at Risk, if there have been increases in the Face Amount, the Policy Value shall first be considered a part of the initial Face Amount. If the Policy Value exceeds the initial Face Amount, it shall then be considered a part of the additional increases in Face Amount resulting from the increases, in the order the increases occurred.

Death Benefit Option 1. The net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

(a)	is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and
(b)	is the Policy Value as of the first day of the Policy Month after the deduction of monthly cost of insurance charge.

Death Benefit Option 2. The net amount at risk is equal to the Face Amount of insurance.

Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment portfolios chosen, payment of premiums and charges assessed.

The rates for the cost of insurance are based upon the issue age, duration of coverage, sex, and risk classification of the life insured.

Cost of insurance rates will generally increase with the age of the life insured. The first year cost of insurance rate is guaranteed.

The cost of insurance rates reflect our expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of the life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the policy except to the extent that an extra charge is imposed because of an additional rating applicable to the life insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct Mortality tables. Current cost of insurance rates may be less than the guaranteed rates.

Mortality and Expense Risks Charge. A monthly charge is assessed against the Policy Value equal to a percentage of the Policy Value. This charge is paid to us and is designed to compensate us for the mortality and expense risks we assume under the policy. The mortality risk assumed is that the life insured may live for a shorter period of time than we estimated. The expense risk assumed is that expenses incurred in issuing and administering the policy will be greater than we estimated. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy.

The charge varies by Policy Year as follows:

Policy Year	Guaranteed Monthly Mortality and Expense Risks Charge*	Equivalent Annual Mortality and Expense Risks Charge*
1-15	0.10%	1.20%
16+	0.03%	0.30%

* The rates shown in the table have been rounded to two decimal places as required by the prospectus disclosure rules. The actual rates charged may be slightly higher or lower than those shown.

Charges for Supplementary Benefits. If the Policy includes supplementary benefits, a charge may apply to such supplementary benefits.

Charges for Transfers

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge is paid to us and will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by us on the same Business Day are treated as a single transfer request.

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Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.

Investment Management Fees and Expenses

The investment management fees and expenses of the portfolios, the underlying variable investment options for the policy, are set forth in the prospectus for the portfolios.

Reduction in Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

SPECIAL PROVISIONS FOR EXCHANGES

We will permit owners of certain fixed life insurance contracts issued by us to exchange their contracts for the policies described in this prospectus (and likewise, owners of policies described in this prospectus may also exchange their policies for certain fixed life insurance contracts issued by us). Policy owners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS

At the present time, we make no special charge for any federal, state, or local taxes that the Company incurs that may be attributable to the Separate Account or to the policies. We reserve the right in the future, however, to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the policies.

POLICY VALUE

Determination of the Policy Value

A policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks”.

Investment Accounts. An Investment Account is established under each policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy multiplied by the value of such units.

Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. For a detailed description of the Fixed Account, see “The General Account — Fixed Account”.

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Loan Account. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at an effective annual rate of at least 4.00%. For a detailed description of the Loan Account, see “Policy Loans — Loan Account”.

Units and Unit Values

Crediting and Canceling Units. Units of a particular sub-account are credited to a policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at our Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on that day.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

Unit Values. For each Business Day, the unit value for each sub-account is determined by multiplying the net investment factor for the sub-account by the unit value for the immediately preceding Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

(a)	is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and
(b)	is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

Transfers of Policy Value

Market timing and disruptive trading risks The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager‘s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain investment
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options, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the two transfer per month limit has been reached, but only if 100% of the Policy Value in all variable investment options is transferred to the Money Market portfolio. If such a transfer to the Money Market investment portfolio is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second investment option if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Transfers Involving Fixed Account. While the policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

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  within eighteen months after the Issue Date; or
  within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts; or
  within 60 days of the date of notification of such change, whichever is later.
Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $2,000, 15% of the Fixed Account value at the previous Policy Anniversary, or the amount transferred out of the Fixed Account during the previous policy year. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio.

Telephone Transfers. Transfer requests must be in writing in a form satisfactory to us, or by telephone if a currently valid telephone transfer authorization form is on file. Although failure to follow reasonable procedures may result in our being liable for any losses resulting from unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

Dollar Cost Averaging. We offer policy owners an optional Dollar Cost Averaging (“DCA”) program. Under the DCA program, we will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5. We will provide you with 90 days’ written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policy owner will be so notified.

We reserve the right to cease to offer this program as of 90 days after written notice of termination is sent to you.

Asset Allocation Balancer Transfers. Under the optional Asset Allocation Balancer program, you will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policy owner’s chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the DCA program. The charge for transfers made under the Asset Allocation Balancer program will not exceed $15. We will provide you with 90 days’ written notice of any change in the current charge.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

POLICY LOANS

While this policy is in force and has an available loan value, you may borrow against the Policy Value of the Policy. The Policy serves as the only security for the loan. Policy loans may have tax consequences, see “Tax Treatment of Policy Benefits  —  Interest on Policy Loans After Year 10” and “Tax Treatment of Policy Benefits  —  Policy Loan Interest.”

Maximum Loanable Amount. The maximum loanable amount is 90% of the policy’s Net Cash Surrender Value. (For policies issued in the state of Florida, the available loan value on any date is the Net Cash Surrender Value, less estimated interest and future monthly deductions, due to the next anniversary.)

Effect of Policy Loans

A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See “Lapse and Reinstatement”. In addition, a policy loan may result in a policy’s failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

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Interest Charged on Policy Loans

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. The actual rate charged is equal to the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25%. (The Loan Interest Credited Differential is the difference between the rate of interest charged on a policy loan and the rate of interest credited to amounts in the Loan Account.) We may change the current Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

For a policy that is not a Modified Endowment Contract (“MEC”), the tax consequences associated with a Loan Interest Credited Differential of 0% are unclear. You should consult a tax advisor before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law. See “Tax Treatment of Policy Benefits — Interest on Policy Loans After Year 10”.

If the interest due on a Policy Anniversary is not paid by the policy owner, the interest will be borrowed against the policy. Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease when the life insured reaches age 100. The policy will go into default at any time the Policy Debt exceeds the Net Cash Surrender Value. At least 61 days prior to termination, we will send you a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

Loan Account

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. You may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment portfolio will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

Interest Credited to the Loan Account. Interest will be credited to amounts in the Loan Account at an effective annual rate of at least 4.00%.

Loan Account Adjustments. On each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

Loan Repayments. Policy Debt may be repaid in whole or in part at any time prior to the death of the life insured, provided that the policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the amount of the Loan Account associated with the Fixed Account is reduced to zero and then to each Investment Account in the same proportion as the value in the Loan Account associated with that Investment Account bears to the value of the Loan Account.

Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums. [Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, we may require that any amounts paid to it be applied to outstanding loan balances.]

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POLICY SURRENDER AND PARTIAL WITHDRAWALS

Policy Surrender

A policy may be surrendered for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the “Cash Surrender Value”) minus the Policy Debt. If there have been any prior Face Amount increases, the surrender charge will be the sum of the surrender charge for the initial Face Amount plus the surrender charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the policy and a written request for surrender at its Service Office. After a policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

Partial Withdrawals

You may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see “Charges and Deductions — Surrender Charges”.

Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $100,000.

Reduction in Face Amount due to a Partial Withdrawal. If death benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the policy will be reduced by the amount of the withdrawal plus any applicable surrender charge. Otherwise, if the death benefit is the minimum death benefit as described under “Death Benefit — Minimum Death Benefit”, the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata surrender charge exceeds the difference between the death benefit and the Face Amount.

If death benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a policy.

When the Face Amount of a policy is based on one or more increases subsequent to issuance of the policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

LAPSE AND REINSTATEMENT

Lapse

Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any Policy Month the policy’s Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under “Tax Considerations — Tax Treatment of Policy Benefits — Surrender or Lapse”. We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate with no value.

No-Lapse Guarantee

In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the Policy’s Net Cash Surrender Value to fall to zero or below during such period.

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The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

The No-Lapse Guarantee Premium is set at issue and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if (i) the Face Amount of the Policy is changed, (ii) there is a Death Benefit Option change, (iii) there is a decrease in the Face Amount of insurance due to a partial withdrawal, (iv) there is any change in the supplementary benefits added to the Policy or in the risk classification of the life insured, or (v) a temporary Additional Rating is added (due to a Face Amount increase), or terminated.

The No-Lapse Guarantee Period is described under “Definitions” in Appendix A.

While the No-Lapse Guarantee is in effect, we will determine at the beginning of the Policy Month that your policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification to you, will be equal to the lesser of:

  the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default, plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.
If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

No-Lapse Guarantee Cumulative Premium Test. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your policy would otherwise be in default, the sum of all premiums paid to date less any gross withdrawals taken on or before the date of the test and less any Policy Debt is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

Optional Extended No-Lapse Guarantee. In states where approved, an optional rider may be added to the policy that extends the No-Lapse Guarantee Period to the earlier of: (a) termination of the policy or the rider, (b) subject to any applicable state limitations, the number of years selected by you and (c) age 100 of the life insured. (The rider may be terminated at any time but cannot be reinstated once terminated). In order for the Extended No-Lapse Guarantee to be applicable a Cumulative Premium Test must be satisfied. This test is described in the rider. The cost of the rider varies by issue age and Face Amount and a change in the Face Amount of the policy may affect the cost of the rider. Neither the No-Lapse Guarantee nor the Extended No-Lapse Guarantee apply to the Term Rider.

Death During Grace Period. If the life insured should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

Reinstatement

You can reinstate a policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

  The life insured’s risk classification is standard or preferred, and
  The life insured’s Attained Age is less than 46.
You can, by making a written request, reinstate a policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

  Evidence of the life insured’s insurability, satisfactory to us is provided to us;
  A premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the Policy in force to the next scheduled date for payment of the Planned Premium must be paid to us.
If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid
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on the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the Policy is reinstated.

THE GENERAL ACCOUNT

The general account of John Hancock USA consists of all assets owned by the Company other than those in Separate Account A, B, N and other separate accounts of the Company. Subject to applicable law, John Hancock USA has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of John Hancock USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 40 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Fixed Account

A policy owner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the policy value to the Fixed Account from the Investment Accounts. We will hold the reserves required for any portion of the policy value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:

  the portion of the net premiums allocated to it; plus
  any amounts transferred to it; plus
  interest credited to it; less
  any charges deducted from it; less
  any partial withdrawals from it; less
  any amounts transferred from it.
Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle the policy owner to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocates all net premiums only to the Fixed Account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

(Owners of policies issued in Maryland should refer to the section of the prospectus entitled, “Additional Information for Policies Issued in Maryland”.)

Return of Premium Death Benefit Rider

The policy may be issued with an optional Return of Premium Death Benefit rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the life insured after we receive due proof of death. The Return of Premium Death Benefit is calculated as follows:

The Return of Premium Rider death benefit is equal to initial premium. Any subsequent premiums will increase the rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero).

Cessation of Increases. Increases in the Return of Premium Death Benefit coverage will cease at the earlier of:

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  the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;
  the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to Death Benefit Option 2; or
  the date as of which Monthly Deductions cease and no further premiums may be paid in determining the amount of the Return of Premium death benefit coverage.
Decreases in Coverage. The Return of Premium Death Benefit may be decreased if requested by you. The decrease will take effect at the beginning of the Policy Month on or next following the date we approve the request. The Return of Premium Rider Death Benefit coverage will be reduced by the amount of the requested decrease. Decreases in the death benefit are not subject to pro-rata Surrender Charges.

Partial Withdrawals. If you make a written request for a partial withdrawal of net cash surrender value while this rider is in force, the amount of the Return of Premium Death Benefit coverage will be reduced by the amount of the withdrawal. Any withdrawals will be subject to a pro-rata surrender charge as described under “Charges and Deductions — Surrender Charges”. In addition, any Face Amount reduction that would otherwise be required as a result of the partial withdrawal will be limited to the amount by which the withdrawal plus the Surrender Charge exceeds the amount of the Return of Premium Rider Death Benefit.

No Lapse Guarantee. The No Lapse Guarantee provisions of the policy apply to the Return of Premium Rider Death Benefit for the first two policy years only.

The owner of the policy.

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we‘ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

  Determine when and how much you invest in the various accounts in which to invest;
  Borrow or withdraw amounts you have in the accounts;
  Change the beneficiary who will receive the death benefit;
  Change the amount of insurance;
  Turn in (i.e. “surrender”) the policy for the full amount of its NET CASH surrender value; and
  Choose the form in which we will pay out the death benefit or other proceeds.
It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assignment of Rights. We will not be bound by an assignment until it receives a copy of the assignment at our Service Office. We assume no responsibility for the validity or effects of any assignment.

Beneficiary

One or more beneficiaries of the policy may be appointed by the policy owner by naming them in the application. Beneficiaries may be appointed in three classes  —  primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policy owner during the life insured’s lifetime by giving written notice to John Hancock USA in a form satisfactory to us. The change will take effect as of the date such notice is signed. If the life insured dies and there is no surviving beneficiary, the policy owner, or the policy owner’s estate, if the policy owner is the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.

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Incontestability

We will not contest the validity of a policy after it has been in force during the life insured’s lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the life insured for two years. If a policy has been reinstated and been in force during the lifetime of the life insured for less than two years from the reinstatement date, we can contest any misrepresentation of a fact material to the reinstatement.

Misstatement of Age or Sex

If the stated age or sex, or both, of the life insured in the policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

Suicide Exclusion

If the life insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the policy was delivered, if less than two years), the policy will terminate and we will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

If the life insured dies by suicide within two years after the effective date of an increase in Face Amount, we will credit the amount of any monthly deductions taken for the increase and reduce the Face Amount to what it was prior to the increase. If the insured’s death is by suicide, the Death Benefit for that increase will be limited to the monthly deductions taken for the increase.

We reserve the right to obtain evidence of the manner and cause of death of the life insured.

Supplementary Benefits

Subject to certain requirements, one or more supplementary benefits may be added to a policy, including those providing term insurance for an additional insured, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate owned policies, permitting a change of the life insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deduction.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or

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deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her

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estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until

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maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

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Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

OTHER INFORMATION

Payment of Proceeds

As long as the policy is in force, we will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at our Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit on all amounts in a John Hancock retained asset account. Please contact our Service Office for more information.

We may delay, for up to six months, the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account we may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

Reports to Policy Owners

Within 30 days after each Policy Anniversary, we will send the policy owner a statement showing, among other things:

  the amount of death benefit;
  the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;
  the value of the units in each Investment Account to which the Policy Value is allocated;
  the policy debt and any loan interest charged since the last report;
  the premiums paid and other policy transactions made during the period since the last report; and
  any other information required by law.

Each policy owner will also be sent an annual and a semi-annual report for each portfolio which will include a list of the securities held in each Portfolio as required by the 1940 Act.

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Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, and 7% of the target premium paid in years 2-10. Compensation on any premium paid in excess of target premium will not exceed 8% in year 1 and 5% in years 2-10. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

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Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Responsibilities of John Hancock USA

John Hancock USA entered into an agreement with JH Distributors pursuant to which John Hancock USA, on behalf of JH Distributors will pay the sales commissions in respect of the policies and certain other policies issued by John Hancock USA, prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies and such other policies, and send all confirmations required to be sent by JH Distributors with respect to the policies and such other policies. JH Distributors will promptly reimburse John Hancock USA for all sales commissions paid by John Hancock USA and will pay John Hancock USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Finally, John Hancock USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

Voting Rights

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular portfolio. John Hancock USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock USA will vote shares held in the sub-accounts in accordance with instructions received from policy owners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policy owners are received, including shares not attributable to the policies, will be voted by John Hancock USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock USA to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policy owner is determined by dividing the portion of the policy value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock USA, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

John Hancock USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that John Hancock USA reasonably disapproves such changes in accordance with applicable federal regulations. If John Hancock USA disregards voting instructions, it will advise policy owners of that action and its reasons for such action in the next communication to policy owners.

Substitution of Portfolio Shares

It is possible that in the judgment of the Company, one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock USA may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

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John Hancock USA reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

Records and Accounts

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

State Regulation

John Hancock USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The policies have been filed with insurance officials in each jurisdiction where they are sold.

John Hancock USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

Financial statements reference

The financial statements of John Hancock USA and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2011, and for each of the two years in the period ended December 31, 2011, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere in the Statement of Additional Information, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Optional Benefits

Optional Term Rider. The policy may be issued with an optional term insurance rider (the “Term Rider”). The benefit of the term rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the Policy.

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However, unlike the death benefit under the policy, the death benefit under the Term Rider is not protected by the no lapse guarantee after the second policy year and terminates at age 100.

Additional Information for Owners of Policies Issued in Maryland

Mortality and Expense Risks Charge

For owners of policies issued in Maryland, the “Mortality and Expense Risks Charge” is referred to as the “Asset Based Risk Charge”.

Death Benefit Option 3 Rider

The optional Return of Premium Death Benefit Rider will not be available to owners of policies issued in Maryland. However, in Maryland, we will offer an elective Death Benefit Option 3 Rider. Under Option 3, the death benefit is the Face Amount plus the Premium Death Benefit Account. The Premium Death Benefit Account is the sum of the premiums paid to date less any Gross Withdrawals, but not less than zero. Gross Withdrawals are the amounts of partial withdrawals plus any Surrender Charges applicable thereto.

If any partial withdrawals are made, the death benefit, whether it is Option 1, 2 or 3, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for Death Benefit Option 1 and, in certain circumstances, Death Benefit Option 3. See “Policy Surrender and Partial Withdrawals—Reduction in Face Amount due to a Partial Withdrawal.”

You may change the death benefit option as described below once each Policy Year after the first Policy Year by submitting a written request for a change to our Service Office. The change will become effective as of the beginning of the next Policy Month following the date we approve the request. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.

A change in the death benefit option will result in a change in the policy’s Face Amount in order to avoid any change in the amount of the death benefit. Upon a change from Option 3 & Option 1, the new Face Amount will be equal to the Face Amount prior to the change plus the Premium Death Benefit Account as of the date of the change.

The monthly cost of insurance charge is determined as the rate of the cost of insurance for a specific Policy Month, as described below, multiplied by the net amount at risk. For Death Benefit Option 3, the net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:

(a)	is the Face Amount of insurance plus the Premium Death Benefit Account as of the first day of the Policy Month, divided by 1.003273724663; and
(b)	is the Policy Value as of the first day of the Policy Month after the deduction of all charges other than the monthly cost of insurance.

If Death Benefit Option 3 is in effect when a partial withdrawal is made, the withdrawal plus the pro-rata Surrender Charge exceeds the Premium Death Benefit Account and the death benefit equals the Face Amount plus the Premium Death Benefit Account, the Face Amount of the Policy will be reduced by the amount by which the withdrawal plus the pro-rata Surrender Charge exceeds the Premium Death Benefit Account. If the death benefit is the Minimum Death Benefit, the Face Amount will be reduced by the amount, if any, by which such excess exceeds the difference between the death benefit and the Face Amount plus the Premium Death Benefit Account.

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APPENDIX A: DEFINITIONS

Additional Rating: is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company’s underwriting requirements for the standard Risk Classification.

Attained Age: is the age at the Policy Date plus the number of whole years that have elapsed since the Policy Date.

Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.

Cash Surrender Value: is the Policy Value less the Surrender Charge and any outstanding Monthly Deductions due.

Effective Date: is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. In either case, the Company will take the first Monthly Deduction on the Effective Date.

Fixed Account: is that part of the Policy Value which reflects the value the policy owner has in the general account of the Company.

Gross Withdrawal: is the amount of partial Net Cash Surrender Value the policy owner requests plus any Surrender Charge applicable to the withdrawal.

Investment Account: is that part of the Policy Value which reflects the value the policy owner has in one of the sub-accounts of the Separate Account.

Issue Date: is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Incontestability provisions of the Policy are measured.

Life Insured: is the person whose life is insured under this policy.

Loan Account: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Monthly No-Lapse Guarantee Premium: is one-twelfth of the No-Lapse Guarantee Premium.

Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.

Net Policy Value: is the Policy Value less the value in the Loan Account.

Net Premium: is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

No-Lapse Guarantee: is a provision of the Policy which occurs when the Policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

No-Lapse Guarantee Period: is set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee period is fixed at (a) the lessor of twenty years and age 75, and (b) the lessor of five years or age 95 for any issue age between 75 and 90, depending on state limitations. Certain states may have a shorter guarantee period. (The No-Lapse Guarantee Period for a particular Policy is stated in the Policy.)

No-Lapse Guarantee Premium: is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. The premium is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:

  the Face Amount of insurance changes;
  There is a decrease in Face Amount due to a partial withdrawal;
  a Supplementary Benefit is added, changed or terminated;
  the risk classification of the life insured changes;
  a temporary Additional Rating is added (due to a Face Amount increase), or terminated; or
  the Death Benefit Option changes.

No-Lapse Guarantee Cumulative Premium: is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.

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No-Lapse Guarantee Cumulative Premium Test: is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any gross partial withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.

Policy Date: is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt: as of any date equals (a) plus (b) plus (c) minus (d), where:

(a)	is the total amount of loans borrowed as of such date;
(b)	is the total amount of any unpaid loan interest charges which have been borrowed against the Policy on a Policy Anniversary;
(c)	is any interest charges accrued from the last Policy Anniversary to the current date; and
(d)	is the total amount of loan repayments as of such date.

Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Service Office Address: is 197 Clarendon Street, Boston, MA 02116-5010.

Surrender Charge Period: is the period following the Policy Date or following any increase in Face Amount during which the Company will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policy owner surrenders the policy or makes a partial withdrawal.

Written Request: is the policy owner’s request to the Company which must be in a form satisfactory to the Company, signed and dated by the policy owner, and received at the Service Office.

The Securities and Exchange Commission (the “SEC”) maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission.

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In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE
Express Delivery	Mail Delivery
197 Clarendon Street Boston, MA 02116-5010	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099
Phone:	Fax:
1-800-827-4546	1-416-926-5339

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-4834  —  1933 Act File No. 333-88748

Statement of Additional Information
dated April 30, 2012

for interests in

John Hancock Life Insurance Company (U.S.A.) Account A (“Registrant”)

Interests are made available under

VUL PROTECTOR

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at 197 Clarendon Street, Boston, MA 02116-5010 or telephoning 1-800-827-4546.

Contents of this SAI	Page No.
Description of the Depositor	2
Description of the Registrant	2
Services	2
Independent registered public accounting firm	2
Legal and Regulatory Matters	2
Principal Underwriter/Distributor	2
Additional Information About Charges	3
Financial Statements of Registrant and Depositor	F-1

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” The Depositor is John Hancock USA, a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, John Hancock USA had been known as The Manufacturers Life Insurance Company (U.S.A.).

Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”), a separate account established by John Hancock USA under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of John Hancock USA.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is 2 Avenue De Lafayette, LCC5N, Boston, Massachusetts, 02111.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2011, and for each of the two years in the period ended December 31, 2011, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere in the Statement of Additional Information, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2011, 2010, and 2009 was $158,741,294, $145,301,936 and $152,873,991 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, and 7% of the target premium paid in years 2-10. Compensation on any premium paid in excess of target premium will not exceed 8% in year 1 and 5% in years 2-10.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
  Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
  Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2011, 2010, and 2009

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in shareholder’s equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2011 and 2010, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2011 the Company changed its method of accounting and reporting for separate accounts, in 2010 the Company changed its method of accounting and reporting for variable interest entities, and in 2009 the Company changed its method of accounting and reporting for other-than-temporary impairments on debt securities.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2012

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2011	2010

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$63,649; 2010—$60,956)	$69,225	$62,402
Held-for-trading—at fair value (cost: 2011—$1,420; 2010—$1,616) (includes variable interest entity assets, at fair value, of $177 and $401 at December 31, 2011 and 2010, respectively)	1,477	1,627
Equity securities:
Available-for-sale—at fair value (cost: 2011—$358; 2010—$366)	439	458
Held-for-trading—at fair value (cost: 2011—$97; 2010—$120)	97	130
Mortgage loans on real estate	13,974	13,343
Investment real estate, agriculture, and timber	4,304	3,610
Policy loans	5,220	5,050
Short-term investments	1,618	1,472
Other invested assets	4,446	3,883

Total Investments	100,800	91,975
Cash and cash equivalents (includes variable interest entity assets of $18 and $44 at December 31, 2011 and 2010, respectively)	3,296	2,772
Accrued investment income (includes variable interest entity assets of $3 and $6 at December 31, 2011 and 2010, respectively)	1,065	974
Goodwill	953	1,453
Value of business acquired	1,321	1,959
Deferred policy acquisition costs and deferred sales inducements	7,186	10,006
Amounts due from and held for affiliates	3,808	3,673
Intangible assets	1,270	1,285
Reinsurance recoverable	11,263	10,680
Derivative assets	11,953	2,977
Current income tax receivable	20	-
Other assets	2,444	2,333
Separate account assets	129,326	135,019

Total Assets	$274,705	$265,106

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2011	2010

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$88,879	$82,231
Policyholders’ funds	7,162	8,308
Unearned revenue	1,966	2,600
Unpaid claims and claim expense reserves	1,445	1,353
Policyholder dividends payable	558	595
Amounts due to affiliates	2,556	2,290
Short-term debt	11	7
Long-term debt (includes variable interest entity liabilities of $139 and $351 at December 31, 2011 and 2010, respectively)	627	838
Consumer notes	819	966
Current income tax payable	-	21
Deferred income tax liability	4,214	2,765
Coinsurance funds withheld	5,452	4,352
Payables for collateral on derivatives	1,446	-
Derivative liabilities (includes variable interest entity liabilities of $4 and $10 at December 31, 2011 and 2010, respectively)	7,813	3,997
Other liabilities (includes variable interest entity liabilities of $4 and $7 at December 31, 2011 and 2010, respectively)	4,271	3,663
Separate account liabilities	129,326	135,019

Total Liabilities	256,545	249,005

Commitments, Guarantees, Contingencies, and Legal Proceedings (Note 13)

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2011 and 2010)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2011 and 2010)	5	5
Additional paid-in capital	12,789	12,776
Retained earnings	1,005	1,907
Accumulated other comprehensive income	4,102	1,168

Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	17,901	15,856
Noncontrolling interests	259	245

Total Shareholder’s Equity	18,160	16,101

Total Liabilities and Shareholder’s Equity	$274,705	$265,106

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$2,996	$3,632	$3,657
Fee income	5,718	3,773	3,575
Net investment income	4,989	4,496	4,251
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(93)	(176)	(707)
Portion of loss recognized in other comprehensive income	21	57	91

Net impairment losses recognized in earnings	(72)	(119)	(616)
Other net realized investment and other gains (losses)	1,419	397	(1,180)

Total net realized investment and other gains (losses)	1,347	278	(1,796)
Other revenue	121	200	100

Total revenues	15,171	12,379	9,787

Benefits and expenses
Benefits to policyholders	7,638	6,611	4,283
Policyholder dividends	811	846	918
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	752	1,211
Goodwill impairment	500	1,600	-
Other operating costs and expenses	4,362	3,225	3,071

Total benefits and expenses	16,387	13,034	9,483

(Loss) income before income taxes	(1,216)	(655)	304

Income tax (benefit) expense	(358)	222	(7)

Net (loss) income	(858)	(877)	311

Less: net income (loss) attributable to noncontrolling interests	44	36	(16)

Net (loss) income attributable to John Hancock Life Insurance Company (U.S.A.)	$(902)	$(913)	$327

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2009	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829

Comprehensive income (loss):
Net income (loss)			327		327	(16)	311
Other comprehensive income, net of tax:
Net unrealized investment gains				2,916	2,916		2,916
Foreign currency translation adjustment				5	5		5
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				60	60		60
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(1,005)	(1,005)		(1,005)

Comprehensive income (loss)					2,303	(16)	2,287

Adoption of ASC 320, recognition of other-than-temporary impairments			730	(761)	(31)		(31)
Share-based payments		8			8		8
Contributions from noncontrolling interests						39	39
Distributions to noncontrolling interests						(13)	(13)
Capital contribution from Parent		7			7		7

Balance at December 31, 2009	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2010	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

Comprehensive (loss) income:
Net (loss) income			(913)		(913)	36	(877)
Other comprehensive income, net of tax:
Net unrealized investment gains				776	776		776
Foreign currency translation adjustment				(53)	(53)		(53)
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				9	9		9
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(166)	(166)		(166)

Comprehensive (loss) income					(347)	36	(311)

Adoption of ASC 810, consolidation of variable interest entities			(2)		(2)	45	43
Share-based payments		12			12		12
Contributions from noncontrolling interests						23	23
Distributions to noncontrolling interests						(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent		(13)		473	460		460
Capital contribution from Parent		350			350		350

Balance at December 31, 2010	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

Comprehensive income:
Net (loss) income			(902)		(902)	44	(858)
Other comprehensive income, net of tax:
Net unrealized investment gains				1,203	1,203		1,203
Foreign currency translation adjustment				13	13		13
Cash flow hedges				1,718	1,718		1,718

Comprehensive income					2,032	44	2,076

Share-based payments		13			13		13
Contributions from noncontrolling interests						64	64
Distributions to noncontrolling interests						(94)	(94)

Balance at December 31, 2011	$5	$12,789	$1,005	$4,102	$17,901	$259	$18,160	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Cash flows from operating activities:
Net (loss) income	$(858)	$(877)	$311
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	27	174	153
Net realized investment and other (gains) losses	(1,347)	(278)	1,796
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	752	1,211
Capitalization of deferred policy acquisition costs and deferred sales inducements	(926)	(1,240)	(1,642)
Goodwill impairment	500	1,600	-
Depreciation and amortization	140	132	134
Net cash flows from trading securities	234	143	(6)
(Increase) decrease in accrued investment income	(91)	(77)	21
(Increase) decrease in other assets and other liabilities, net	(1,269)	345	872
Increase (decrease) in policyholder liabilities and accruals, net	3,980	1,305	(1439)
Interest credited to policyholder liabilities	1,156	1,148	1,102
(Decrease) increase in deferred income taxes	(126)	447	29

Net cash provided by operating activities	4,496	3,574	2,542

Cash flows from investing activities:
Sales of:
Fixed maturities	27,779	20,277	11,418
Equity securities	233	1,153	1,022
Mortgage loans on real estate	1,367	961	1,782
Investment real estate, agriculture, and timber	43	22	2
Other invested assets	122	377	71
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	2,316	1,834	1,961
Mortgage loans on real estate	367	383	330
Other invested assets	267	233	234
Purchases of:
Fixed maturities	(31,201)	(27,115)	(14,407)
Equity securities	(185)	(1,118)	(733)
Investment real estate, agriculture, and timber	(814)	(602)	(151)
Other invested assets	(943)	(1,031)	(578)
Mortgage loans on real estate issued	(2,443)	(2,117)	(2,467)
Net (purchases) redemptions of short-term investments	(147)	2,501	(303)
Other, net	111	133	(1,358)

Net cash used in investing activities	(3,128)	(4,109)	(3,177)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2011	2010	2009

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	$-	$350	$7
Increase (decrease) in amounts due to affiliates	63	(1,254)	1,425
Universal life and investment-type contract deposits	3,573	4,015	6,729
Universal life and investment-type contract maturities and withdrawals	(4,168)	(4,269)	(5,385)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	156	7	(1,486)
Excess tax benefits related to share-based payments	-	5	8
Repayments of consumer notes	(147)	(239)	(395)
Issuance of short-term debt	6	2	-
Repayments of short-term debt	(2)	(1)	-
Issuance of long-term debt	1	2	1
Repayments of long-term debt	(213)	(101)	-
Contributions from noncontrolling interests	64	23	39
Distributions to noncontrolling interests	(94)	(52)	(13)
Unearned revenue on financial reinsurance	(82)	(112)	(44)
Net reinsurance recoverable	(1)	(23)	(186)

Net cash (used in) provided by financing activities	(844)	(1,647)	700

Net increase (decrease) in cash and cash equivalents	524	(2,182)	65
Adoption of ASC 810, consolidation of variable interest entities	-	39	-
Cash and cash equivalents at beginning of year	2,772	4,915	4,850

Cash and cash equivalents at end of year	$3,296	$2,772	$4,915

Non-cash financing activities during the year:
Transfer of certain pension and postretirement benefit plans to Parent	$-	$(13)	$-

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”) (formerly known as John Hancock Holdings (Delaware) (“JHH”)), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in 49 states.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHH, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC (“MHDLLC”), which was the parent company of MIC, merged with and into JHH. As a result of the merger, MHDLLC ceased to exist, and the company’s property and obligations became the property and obligations of JHH.

Basis of Presentation. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which was reflected in JHUSA’s audited consolidated financial statements for the year ended December 31, 2009 as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 — Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. The Company classifies its fixed maturities held-for-trading portfolio at fair value as a result of electing the fair value option under ASC 825, “Financial Instruments”. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. The Company classifies its equity securities as either available-for-sale or held-for-trading and records these securities at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Equity securities that do not have readily determinable fair values are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are on non-accrual status is recorded as interest income. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, credit, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other financial instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income, while the ineffective portion is recognized in net realized investment and other gains (losses). Gains and losses recorded in accumulated other comprehensive income are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Gains and losses on cash flow hedges recorded in accumulated other comprehensive income are reclassified immediately to income when the hedged item is sold or forecasted transaction is unlikely to occur.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC on April 28, 2004 (the “acquisition date”). The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value. For discussions regarding goodwill impairments recorded during the years ended December 31, 2011 and 2010, see Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. Deferred Policy Acquisition Costs (“DAC”) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management and surrender charges are included in the revenues of the Company. For the years ended December 31, 2011, 2010, and 2009 there were no gains or losses on transfers of assets from the general account to the separate account.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 34% and 35% of the Company’s traditional life net insurance in-force at December 31, 2011 and 2010, respectively, and 76%, 77%, and 81% of the Company’s traditional life net insurance premiums for the years ended December 31, 2011, 2010, and 2009, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2011	2010

	(in millions)
Participating pension contracts	$1,771	$1,799
Funding agreements	434	1,010
Guaranteed investment contracts	143	823

Total liabilities for investment-type products	2,348	3,632
Individual and group annuities	2,216	2,225
Certain traditional life insurance policies and other	2,598	2,451

Total policyholders’ funds	$7,162	$8,308

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 10 — Closed Blocks.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax provision (or benefit) is computed as if the Company filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Adoption of Recent Accounting Pronouncements

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation — Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” (“ASU 2009-17”) which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control — now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

The Company also adopted ASU No. 2010-10, “Consolidation — Amendments for Certain Investment Funds,” (“ASU 2010-10”) which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of these amendments resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Balance Sheet at January 1, 2010 was an increase in assets of $518 million, an increase in liabilities of $475 million, an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” (“ASU 2010-15”) which amends ASC Topic 944. Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 was effective for the Company on January 1, 2011. Adoption of this guidance resulted in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” (FSP FAS 115-2”) which is now incorporated into ASC Topic 320, “Investments — Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 — Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of FSP FAS 115-2, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million, (3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million.

Multiemployer Pension Plans

In September 2011, the FASB issued ASU No. 2011-09, “Disclosures about an Employer’s Participation in a Multiemployer Plan” (“ASU 2011-09”) which amends ASC Subtopic 715-80, “Compensation-Retirement Benefits-Multiemployer Plans.” For a subsidiary participating in the pension plan of its parent, the revised standard requires the disclosure of the name of the plan in which the subsidiary participates and the amount of contributions it made. This guidance became effective as of December 15, 2011 and has been applied retrospectively. The adoption of ASU 2011-09 did not impact the Company’s financial position or results of operations.

Future Adoption of Recent Accounting Pronouncements

Deferred Policy Acquisition Costs

In October 2010, the FASB issued new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts, ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) which amends ASC Topic 944, “Financial Services-Insurance” (“ASC 944”). The guidance is effective for fiscal years beginning after December 15, 2011. ASU No. 2010-26 modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. This guidance will be effective for the Company on January 1, 2012 and adopted retrospectively, as permitted by the standard. The Company expects the cumulative effect upon adoption will result in a reduction to DAC with a corresponding reduction to opening retained earnings for the earliest period presented, January 1, 2010, of $596 million, net of tax.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”) which amends ASC Topic 820, “Fair Value Measurements”. The key changes in measurement principles include limiting the concepts of highest and best use and valuation premise to nonfinancial assets, providing a framework for considering whether a premium or discount can be applied in a fair value measurement, and aligning the fair value measurement of instruments classified within an entity’s shareholders’ equity with the guidance for liabilities. Disclosures will be required for all transfers between Levels 1 and 2 within the valuation hierarchy, the use of a nonfinancial asset measured at fair value if its use differs from its highest and best use, the level in the valuation hierarchy of assets and liabilities not recorded at fair value but for which fair value is required to be disclosed, and for Level 3 measurements, quantitative information about unobservable inputs used, a description of the valuation processes used, and qualitative discussion about the sensitivity of the measurements. The Company will adopt the revised accounting standard effective January 1, 2012 via prospective adoption, as required. When adopted, ASU 2011-04 is not expected to materially impact the Company’s financial position or results of operations.

Comprehensive Income

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), and in December 2011 issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) both of which amend ASC Topic 220, “Comprehensive Income”. These standards require entities to present items of net income and other comprehensive income either in a single continuous statement, or in separate, but consecutive, statements of net income and other comprehensive income. The new requirements do not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. However, the current option under existing standards to report other comprehensive income and its components in the statement of changes in equity is eliminated. These standards are effective retrospectively beginning January 1, 2012. When adopted, ASU 2011-05 and ASU 2011-12 are not expected to impact the Company’s financial position or results of operations.

Goodwill Impairment Testing

In September 2011, the FASB issued ASU No. 2011-08, “Testing for Goodwill Impairment” (“ASU 2011-08”) which amends ASC Topic 350, “Intangibles-Goodwill and Other”. ASU 2011-08 is intended to simplify how a company tests goodwill for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the reporting unit. Under the guidance in ASU 2011-08, if this option is selected, a company is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2011-08 are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. When adopted, ASU 2011-08 is not expected to materially impact the Company’s financial position or results of operations.

Offsetting Assets and Liabilities

In December 2011, the FASB released ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which amends ASC Topic 210, “Balance Sheet”. ASU 2011-11 requires companies to provide new disclosures about offsetting and related arrangements for financial instruments and derivatives. The provisions of ASU 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and are required to be applied retrospectively. When adopted, ASU 2011-11 is not expected to materially impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturities and equity securities are summarized below:

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,646	$4,258	$573	$43,331	$(50)
Commercial mortgage-backed securities	3,163	101	132	3,132	(11)
Residential mortgage-backed securities	577	1	208	370	(32)
Collateralized debt obligations	217	-	86	131	(32)
Other asset-backed securities	1,013	89	9	1,093	(2)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,573	1,250	-	12,823	-
Obligations of states and political subdivisions	4,323	642	1	4,964	-
Debt securities issued by foreign governments	1,178	250	6	1,422	-

Fixed maturities	61,690	6,591	1,015	67,266	(127)
Other fixed maturities (1)	1,959	-	-	1,959	-

Total fixed maturities available-for-sale	63,649	6,591	1,015	69,225	(127)

Equity securities available-for-sale	358	91	10	439	-

Total fixed maturities and equity securities available-for-sale	$64,007	$6,682	$1,025	$69,664	$(127)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (“AOCI”) which were not included in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,259	$2,503	$563	$41,199	$(85)
Commercial mortgage-backed securities	4,211	156	120	4,247	-
Residential mortgage-backed securities	684	2	226	460	(31)
Collateralized debt obligations	246	-	110	136	-
Other asset-backed securities	970	68	9	1,029	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	8,176	55	390	7,841	-
Obligations of states and political subdivisions	4,079	60	112	4,027	-
Debt securities issued by foreign governments	1,399	139	7	1,531	-

Fixed maturities	59,024	2,983	1,537	60,470	(117)
Other fixed maturities (1)	1,932	-	-	1,932	-

Total fixed maturities available-for-sale	60,956	2,983	1,537	62,402	(117)

Equity securities available-for-sale	366	95	3	458	-

Total fixed maturities and equity securities available-for-sale	$61,322	$3,078	$1,540	$62,860	$(117)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in AOCI which were not included in earnings.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2011, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$1,535	$1,567
Due after one year through five years	11,097	11,524
Due after five years through ten years	10,021	10,800
Due after ten years	34,067	38,649

	56,720	62,540
Asset-backed and mortgage-backed securities	4,970	4,726

Total	$61,690	$67,266

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income:

Credit losses on available-for-sale fixed maturities:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$399	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	38	93
Credit losses for which an other-than-temporary impairment was previously recognized	13	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(70)	(65)

Balance, end of year	$380	$399

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	December 31, 2011

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,854	$106	$2,911	$467	$5,765	$573
Commercial mortgage-backed securities	359	8	327	124	686	132
Residential mortgage-backed securities	30	2	320	206	350	208
Collateralized debt obligations	5	1	123	85	128	86
Other asset-backed securities	74	3	80	6	154	9
Obligations of states and political subdivisions	-	-	93	1	93	1
Debt securities issued by foreign governments	-	-	104	6	104	6

Total fixed maturities available-for-sale	3,322	120	3,958	895	7,280	1,015
Equity securities available-for-sale	37	9	12	1	49	10

Total	$3,359	$129	$3,970	$896	$7,329	$1,025

	December 31, 2010

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$4,729	$173	$3,345	$390	$8,074	$563
Commercial mortgage-backed securities	269	15	448	105	717	120
Residential mortgage-backed securities	-	-	409	226	409	226
Collateralized debt obligations	-	-	135	110	135	110
Other asset-backed securities	72	2	140	7	212	9
U.S. Treasury securities and obligations of U.S. government corporations and agencies	5,924	390	-	-	5,924	390
Obligations of states and political subdivisions	1,983	92	133	20	2,116	112
Debt securities issued by foreign governments	86	1	56	6	142	7

Total fixed maturities available-for-sale	13,063	673	4,666	864	17,729	1,537
Equity securities available-for-sale	45	3	-	-	45	3

Total	$13,108	$676	$4,666	$864	$17,774	$1,540

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities increased to $619 million at December 31, 2011 from $464 million at December 31, 2010.

At December 31, 2011 and 2010, there were 919 and 1,138 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,015 million and $1,537 million, respectively, of which the single largest unrealized loss was $31 million and $198 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2011 and 2010, there were 125 and 73 equity securities with an aggregate gross unrealized loss of $10 million and $3 million, respectively, of which the single largest unrealized loss was $2 million and $1 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $464 million were non-income producing for the year ended December 31, 2011. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2011.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities. There were no securities on loan and no collateral held as of December 31, 2011 and 2010. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

Assets on Deposit

As of December 31, 2011 and 2010, fixed maturity securities with a fair value of $36 million and $34 million, respectively, were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2011, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,017	East North Central	$1,511
Industrial	1,743	East South Central	219
Office buildings	4,029	Middle Atlantic	2,288
Retail	3,579	Mountain	888
Mixed use	183	New England	1,017
Agricultural	622	Pacific	3,665
Agri business	930	South Atlantic	2,904
Other	916	West North Central	568
		West South Central	771
		Canada/Other	188

Provision for losses	(45)	Provision for losses	(45)

Total	$13,974	Total	$13,974

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge- offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2011	$34	38	(1)	(26)	$45

Year ended December 31, 2010	42	38	(5)	(41)	34

Year ended December 31, 2009	29	36	-	(23)	42

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

Mortgage loans with a carrying value of $119 million were non-income producing for the year ended December 31, 2011. Mortgage loans with a carrying value of $119 million were on nonaccrual status at December 31, 2011. At December 31, 2011, mortgage loans with a carrying value of $89 million were delinquent by less than 90 days and $60 million were delinquent by 90 days or more.

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,
	2011	2010

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$131	$115
Allowance for credit losses	(45)	(34)

Net impaired mortgage loans on real estate	$86	$81

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)

Average recorded investment in impaired loans	$109	$130	$113
Interest income recognized on impaired loans	-	-	-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2011	2010

	(in millions)
AAA	$154	$116
AA	1,310	1,335
A	2,749	2,523
BBB	8,811	8,488
BB	577	570
B & Lower and Unrated	373	311

Total	$13,974	$13,343

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $146 million was non-income producing for the year ended December 31, 2011. Depreciation expense on investment real estate, agriculture, and timber was $69 million, $63 million, and $53 million in 2011, 2010, and 2009, respectively. Accumulated depreciation was $514 million and $467 million at December 31, 2011 and 2010, respectively.

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. Equity method investments totaled $4,000 million and $3,571 million at December 31, 2011 and 2010, respectively. Net investment income on investments accounted for under the equity method totaled $217 million, $199 million, and $78 million in 2011, 2010, and 2009, respectively. Total combined assets of such investments were $55,077 million and $46,563 million (consisting primarily of investments) and total combined liabilities were $16,482 million and $14,546 million (including $10,547 million and $8,911 million of debt) at December 31, 2011 and 2010, respectively. Total combined revenues and expenses of these investments in 2011 were $3,683 million and $4,759 million, respectively, resulting in $1,076 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2010 were $3,998 million and $4,895 million, respectively, resulting in $897 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following information summarizes the components of net investment income and net realized investment and other losses:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Net investment income
Fixed maturities	$3,425	$3,199	$3,252
Equity securities	9	10	18
Mortgage loans on real estate	798	766	739
Investment real estate, agriculture, and timber	205	171	146
Policy loans	305	326	332
Short-term investments	9	12	27
Derivatives	196	12	(104)
Equity method investments and other	303	269	118

Gross investment income	5,250	4,765	4,528

Less investment expenses	261	269	277

Net investment income	$4,989	$4,496	$4,251

	Years ended December 31,

	2011	2010	2009

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$1,131	$726	$(164)
Equity securities	(11)	29	(30)
Mortgage loans on real estate	(82)	(62)	(83)
Derivatives	349	(362)	(1,321)
Other invested assets	62	30	(49)
Amounts credited to participating contract holders	(102)	(83)	(149)

Net realized investment and other gains (losses)	$1,347	$278	$(1,796)

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(3) million, $(18) million, and $(107) million is included in net realized investment and other gains (losses) for the years ended December 31, 2011, 2010, and 2009, respectively.

The change in net unrealized (losses) gains on held-for-trading equities, included in net realized investment and other gains (losses) was $(10) million, $7 million, and $23 million for the years ended December 31, 2011, 2010 and 2009, respectively.

For the years ended December 31, 2011, 2010, and 2009, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $100 million, $106 million, and $111 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $1,619 million, $774 million, and $363 million for the years ended December 31, 2011, 2010, and 2009, respectively, and gross losses were realized on the sale of available-for-sale securities of $291 million, $194 million, and $131 million for the years ended December 31, 2011, 2010, and 2009, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $70 million, $115 million, and $663 million for the years ended December 31, 2011, 2010, and 2009, respectively, were recognized in the Consolidated Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The variable interest holder, if any, that has the power to direct the activities of the VIE that most significantly impact the entity’s economic performance and the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE is deemed to be the primary beneficiary and must consolidate the VIE. The Company’s analysis to determine whether it is the primary beneficiary of a VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary, and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2011		2010

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations	$198	$147	$451	$368

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

	December 31,
	2011			2010

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$448	$-	$-	$1,033	$-	$-
Real estate limited partnerships (4)	1,275	377	392	1,307	441	455
Timber funds (5)	2,385	109	136	2,418	106	143

Total	$4,108	$486	$528	$4,758	$547	$598

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2011	$-	$1,307	$146	$1,453
Impairment	-	(500)	-	(500)

Balance at December 31, 2011	$-	$807	$146	$953

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2010	$1,600	$1,307	$146	$3,053
Impairment	(1,600)	-	-	(1,600)

Balance at December 31, 2010	$-	$1,307	$146	$1,453

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. A reporting unit is defined as an operating segment or one level below an operating segment. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairments were reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense. There were no impairments recorded in 2009, and there were no accumulated impairment losses at December 31, 2009.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$1,959	$2,171
Amortization	(389)	(66)
Change due to unrealized investment gains	(249)	(146)

Balance, end of year	$1,321	$1,959

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2012	$137
2013	127
2014	109
2015	106
2016	100

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	60	337
Other investment management contracts	64	31	33

Total	$1,361	$91	$1,270

December 31, 2010
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	48	349
Other investment management contracts	64	28	36

Total	$1,361	$76	$1,285

Amortization expense for other intangible assets was $15 million, $14 million, and $13 million for the years ended December 31, 2011, 2010, and 2009, respectively. Amortization expense for other intangible assets is expected to be approximately $16 million in 2012, $18 million in 2013, $18 million in 2014, $17 million in 2015, and $17 million in 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$9,652	$9,186
Capitalization	915	1,228
Amortization	(2,551)	(664)
Change due to unrealized investment gains	(1,036)	(98)

Balance, end of year	$6,980	$9,652

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$354	$379
Capitalization	11	12
Amortization	(136)	(22)
Change due to unrealized investment gains	(23)	(15)

Balance, end of year	$206	$354

Note 6 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. The Company reported a reinsurance recoverable from JHRECO for ceded reserves and cost of reinsurance of ($122) million and ($102) million at December 31, 2011 and 2010, respectively, on the Company’s Consolidated Balance Sheets. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance payable to JHRECO of $35 million and $23 million, which was included with amounts due from and held for affiliates on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $93 million, $1 million, and $47 million during the years ended December 31, 2011, 2010, and 2009, respectively. Claims incurred ceded to JHRECO were $520 million, $465 million, and $476 million during the years ended December 31, 2011, 2010, and 2009, respectively.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis and a modified coinsurance basis where the related financial assets remain invested with the Company. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance funds withheld from JHRECO of $5,439 million and $4,784 million at December 31, 2011 and 2010, respectively, and recorded reinsurance recoverable from JHRECO of $5,981 million and $5,414 million at December 31, 2011 and 2010, respectively, on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $609 million, $625 million, and $644 million during the years ended December 31, 2011, 2010, and 2009, respectively. Claims incurred ceded to JHRECO were $271 million, $245 million, and $207 million during the years ended December 31, 2011, 2010, and 2009, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,308 million and $1,563 million as of December 31, 2011 and 2010, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance recoverable (payable) for ceded reserves and cost of reinsurance of ($205) million and $1,595 million. As of December 31, 2011 and 2010, respectively, the Company reported a coinsurance funds withheld liability of $0 million and $72 million on the Consolidated Balance Sheets. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance receivable from MRBL of $47 million and $180 million, which was included with amounts due from and held for affiliates. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2011 and 2010 were $2,463 million and $2,298 million, respectively, and are accounted for as fixed maturities available-for-sale.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $457 million, $412 million, and $394 million for the years ended December 31, 2011, 2010, and 2009, respectively. As of December 31, 2011 and 2010, the Company had amounts payable to MFC and MLI of $11 million and amounts receivable from MFC and MLI of $1 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7%, and interest is payable semi-annually. The notes mature on March 31, 2033. Interest expense was $29 million for each of the three years ended December 31, 2011, 2010, and 2009.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the “Original Note”). On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Pursuant to the merger of MHDLLC into JHFC, as discussed in Note 1, MHDLLC ceased to exist, and the loan was transferred to JHFC effective December 31, 2009. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and September 15 of each year until payment in full. Interest expense was $0 million, $1 million, and $2 million for the years ended December 31, 2011, 2010, and 2009, respectively.

The issuance of the above surplus notes by the Company was approved by the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”), and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist and the loan was transferred to MIC effective December 31, 2009. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.83% per annum. Interest income was $3 million, $3 million, and $4 million for the years ended December 31, 2011, 2010, and 2009, respectively.

On December 28, 2011, the Company issued a promissory note to Manulife Management Services Limited (“MMSL”) in the amount of $200 million. Interest on the loan is calculated at a fluctuating rate equal to LIBOR plus 0.1% per annum calculated and reset monthly and payable at maturity. Interest expense was $0 million for the year ended December 31, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

The fair value of the Company’s related party notes payable and note receivable totaled $748 million and $295 million, respectively, at December 31, 2011, and $540 million and $295 million, respectively at December 31, 2010.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans.

JHUSA, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of JHUSA may attract deposits from affiliates of JHUSA. At December 31, 2011 and 2010, JHUSA managed approximately $5,040 million and $5,875 million of deposits from affiliates, respectively.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2011	2010

	(in millions)
The Manufacturers Investment Corporation	$202	$48
John Hancock Financial Corporation	40	102
Manulife Reinsurance Limited	121	22
Manulife Reinsurance (Bermuda) Limited	81	281
Manulife Hungary Holdings KFT	5	51
John Hancock Insurance Company of Vermont	16	25
John Hancock Reassurance Company Limited	10	20
John Hancock Insurance Agency, Inc.	6	69

Total	$481	$618

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. Pursuant to the merger of JHLICO into JHUSA, as discussed in Note 1, those SignatureNotes became obligations of the Company. MFC continues to guarantee the SignatureNotes originally issued by JHLICO. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Direct	$3,782	$4,192	$4,271

Assumed	1,188	1,091	1,165

Ceded	(1,974)	(1,651)	(1,779)

Net life, health, and annuity premiums earned	$2,996	$3,632	$3,657

For the years ended December 31, 2011, 2010, and 2009, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $2,770 million, $2,597 million, and $2,579 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

On July 1, 2011, the Company paid $159 million in fees to affiliates related to the recapture of Life Retrocession business reserves and net liabilities of $103 million from Manulife Reinsurance Limited and Manufacturers Life Insurance Company (Barbados Branch) resulting in a decrease to net income of $170 million, net of tax.

Subsequent to the recapture transactions above, the Company entered into a 100% coinsurance treaty with Pacific Life Insurance Company effective July 1, 2011. This treaty facilitated the transfer of Life Retrocession business reserves and net liabilities of $655 million, cash of $199 million and miscellaneous assets of $30 million resulting in a pre-tax gain of $426 million, which was deferred and included in reinsurance recoverable on the Consolidated Balance Sheets. This gain is amortized on a straight line basis over 10 years. Gain amortization for the year ended December 31, 2011 was $21 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Credit Default Swaps. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A credit default swap is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2011			December 31, 2010
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$9,353	$734	$1,140	$11,995	$433	$709
	Foreign currency swaps	246	-	171	1,017	53	223
Cash flow hedges	Interest rate swaps	15,472	3,627	192	18,467	1,337	540
	Foreign currency swaps	1,833	183	325	1,861	29	189
	Foreign currency forwards	201	4	-	140	29	-
	Equity market contracts	25	-	10	20	1	1

Total Derivatives in Hedging Relationships		$27,130	$4,548	$1,838	$33,500	$1,882	$1,662

Non-Hedging Relationships
	Interest rate swaps	$71,640	$7,219	3,122	$38,111	$951	$915
	Interest rate futures	6,009	-	-	1,598	-	-
	Foreign currency swaps	1,561	163	154	1,660	128	166
	Foreign currency forwards	33	-	2	134	4	-
	Foreign currency futures	2,072	-	-	1,100	-	-
	Equity market contracts	24	-	10	31	3	1
	Equity index futures	9,063	-	-	4,954	-	-
	Interest rate options	336	9	-	181	-	-
	Credit default swaps	246	4	1	-	-	-
	Embedded derivatives – reinsurance contracts	-	10	2,686	-	9	1,253
	Embedded derivatives – participating pension contracts (1)	-	-	106	-	-	98
	Embedded derivatives – benefit guarantees (1)	-	2,914	1,061	-	1,497	456

Total Derivatives in Non-Hedging Relationships		90,984	10,319	7,142	47,769	2,592	2,889

Total Derivatives (2)		$118,114	$14,867	$8,980	$81,269	$4,474	$4,551

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liabilities position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2011, 2010, and 2009, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2011, the Company had no hedges of firm commitments.

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2011

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign currency swaps	Fixed-rate assets	(21)	10	(11)

Total		$(228)	$319	$91

Year ended December 31, 2010

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign currency swaps	Fixed-rate assets	(73)	111	38

Total		$(81)	$204	$123

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2009

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$470	$(348)	$122
	Fixed-rate liabilities	(310)	263	(47)
Foreign currency swaps	Fixed-rate assets	90	(83)	7

Total		$250	$(168)	$82

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2010, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the year ended December 31, 2011 certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its long-term care business. As a result of the continued volatility in interest rates and current trends within long-term care, the Company de-designated $3.9 billion (notional principal) of forward-starting interest rate swaps. The accumulated other comprehensive income related to these de-designated swaps continues to be deferred because the forecasted transactions are still possible of occurring. The deferred OCI related to the de-designated swaps amounted to $432 million, net of tax, as of December 31, 2011. If the forecasted transaction does occur, this amount will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in earnings. If the forecasted transaction becomes unlikely, the amount will be reclassified to earnings in that period.

The following tables present the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder’s Equity and Comprehensive Income (Loss):

Year ended December 31, 2011

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	(7)	-	-

Total		$1,777	$59	$14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2010
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Inflation indexed liabilities	(43)	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Share-based payments	(3)	-	-

Total		$(37)	$(129)	$3

Year ended December 31, 2009
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Floating rate assets	$(23)	$-	$-
	Forecasted fixed-rate assets	(1,082)	(5)	(17)
	Inflation indexed liabilities	108		-
Foreign currency swaps	Fixed-rate assets	(35)	-	-
Foreign currency forwards	Forecasted expenses	28	-	-
Equity market contracts	Share-based payments	4	-	-

Total		$(1,000)	$(5)	$(17)

The Company anticipates that pre-tax net gains of approximately $32 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 35 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see Note 14 — Shareholder’s Equity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), U.S. Treasury futures, and foreign currency futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

Beginning in December 2010, the Company implemented a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

For the years ended December 31, 2011, 2010, and 2009, net gains and losses related to derivatives in a non-hedge relationship were recognized by the Company, and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2011	2010	2009
	(in millions)
Non-Hedging Relationships
Interest rate swaps	$3,230	$145	$(906)
Interest rate futures	(237)	(56)	3
Interest rate options	1	(1)	4
Credit default swaps	-	-	-
Foreign currency swaps	17	(68)	(121)
Foreign currency forwards	(10)	22	18
Foreign currency futures	16	(18)	(24)
Embedded derivatives	153	(93)	(1,390)
Equity market contracts	(1)	12	30
Equity index futures	(318)	(652)	(293)

Total Investment Gains (Losses) from Derivatives in Non-Hedging Relationships	$2,851	$(709)	$(2,679)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via credit default swaps (“CDSs”) in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the credit default swap protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2011. The Company did not sell any credit default swaps for the year ended December 31, 2010.

	Notional amount[2]	Fair value	Weighted average maturity (in years)[3]
		(in millions)
Single name credit default swaps[1]
Corporate Debt
AAA	$25	$ 1	5
AA	85	2	5
A	105	1	5

Total credit default swap protection sold	$215	$ 4

1	The rating agency designations are based on S&P where available followed by Moody’s, DBRS, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
2	Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.
3	The weighted average maturity of the credit default swaps is weighted based on notional amounts.

The Company also purchased credit protection with a total notional amount of $31 million and a fair value of $1 million. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 5.5 years. The Company did not purchase any credit protection for the year ended December 31, 2010.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see Note 16 — Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2011 and 2010, the Company accepted collateral consisting of cash of $1,446 million and $0, and various securities with a fair value of $5,591 million and $824 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2011 and 2010, the Company pledged collateral of $134 million and $690 million, respectively, which is included in available-for-sale fixed maturities on the Consolidated Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2011	2010

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$7,586	$7,719
Net amount at risk related to deposits	174	156
Average attained age of contract holders	52	51

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2011	2010

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$23,864	$25,630
Net amount at risk — net of reinsurance	174	140
Average attained age of contract holders	65	65

Return of net deposits plus a minimum return
In the event of death
Account value	$562	$702
Net amount at risk — net of reinsurance	332	318
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,558	$29,399
Net amount at risk — net of reinsurance	559	485
Average attained age of contract holders	65	65

Guaranteed Minimum Income Benefit
Account value	$5,102	$6,276
Net amount at risk — net of reinsurance	50	41
Average attained age of contract holders	64	64

Guaranteed Minimum Withdrawal Benefit
Account value	$36,581	$39,034
Net amount at risk	1,116	782
Average attained age of contract holders	65	64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2011	2010

	(in billions)
Type of Fund
Equity	$27	$30
Balanced	21	23
Bond	7	7
Money Market	2	2

Total	$57	$62

The following table summarizes the liabilities for guarantees on variable annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2011	$225	$177	$507	$909
Incurred guarantee benefits	(66)	(75)	-	(141)
Other reserve changes	88	109	658	855

Balance at December 31, 2011	247	211	1,165	1,623
Reinsurance recoverable	(82)	(2,046)	(953)	(3,081)

Net balance at December 31, 2011	$165	$(1,835)	$212	$(1,458)

Balance at January 1, 2010	$253	$209	$663	$1,125
Incurred guarantee benefits	(100)	(60)	-	(160)
Other reserve changes	72	28	(156)	(56)

Balance at December 31, 2010	225	177	507	909
Reinsurance recoverable	(78)	(1,120)	(421)	(1,619)

Net balance at December 31, 2010	$147	$(943)	$86	$(710)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815, “Derivatives and Hedging”.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2011 and 2010:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

•

Annuity mortality for 2011 was based on the Ruark table (2010 was based on the 1994 MGDB table) multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC for GMWB and the reinsurers for GMIB.

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2011 and 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2011	2010

	(in millions)
Liabilities
Future policy benefits	$8,349	$8,443
Policyholders’ funds	76	78
Policyholder dividends payable	180	184
Other closed block liabilities	636	604

Total closed block liabilities	9,241	9,309

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$2,918; 2010—$2,898)	3,250	3,094
Mortgage loans on real estate	579	643
Investment real estate	692	679
Policy loans	1,586	1,550
Other invested assets	4	2

Total investments	6,111	5,968

Cash borrowings and cash equivalents	(339)	(173)
Accrued investment income	102	104
Amounts due from and held for affiliates	1,885	1,830
Other closed block assets	574	643

Total assets designated to the closed block	8,333	8,372

Excess of closed block liabilities over assets designated to the closed block	908	937
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $265 and $199, respectively	492	370
Adjustment for deferred policy acquisition costs, net of deferred income tax benefit of $82 and $64, respectively	(153)	(119)
Foreign currency translation adjustment	(70)	(79)

Total amounts included in accumulated other comprehensive income	269	172

Maximum future earnings to be recognized from closed block assets and liabilities	$1,177	$1,109

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$558	$597	$624
Net investment income	374	416	458
Net realized investment and other gains (losses)	24	96	(37)

Total revenues	956	1,109	1,045

Benefits and Expenses
Benefits to policyholders	668	713	734
Policyholder dividends	354	367	392
Amortization of deferred policy acquisition costs	14	(28)	(76)
Other closed block operating costs and expenses	29	28	25

Total benefits and expenses	1,065	1,080	1,075

Revenues, net of benefits and expenses before income taxes	(109)	29	(30)
Income tax (benefit) expense	(41)	11	(11)

Revenues, net of benefits and expenses and income taxes	$(68)	$18	$(19)

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2011	2010

	(in millions)
Beginning of period	$1,109	$1,127
Revenues, net of benefits and expenses and income taxes	68	(18)

End of period	$1,177	$1,109

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2011	2010

	(in millions)
Liabilities
Future policy benefits	$10,654	$10,798
Policyholders’ funds	1,506	1,501
Policyholder dividends payable	367	401
Other closed block liabilities	409	116

Total closed block liabilities	12,936	12,816

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$6,411; 2010—$6,530)	6,939	6,766
Equity securities:
Available-for-sale—at fair value (cost: 2011—$11; 2010—$9)	12	12
Mortgage loans on real estate	2,284	2,105
Policy loans	1,491	1,500
Other invested assets	104	121

Total investments	10,830	10,504

Cash borrowings, cash, and cash equivalents	(36)	(38)
Accrued investment income	133	141
Other closed block assets	88	92

Total assets designated to the closed block	11,015	10,699

Excess of closed block liabilities over assets designated to the closed block	1,921	2,117
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $194 and $98, respectively	358	183

Maximum future earnings to be recognized from closed block assets and liabilities	$2,279	$2,300

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$577	$621	$648
Net investment income	576	585	588
Net realized investment and other gains (losses)	73	18	(12)

Total revenues	1,226	1,224	1,224

Benefits and Expenses
Benefits to policyholders	729	733	761
Policyholder dividends	412	439	461
Other closed block operating costs and expenses	52	11	3

Total benefits and expenses	1,193	1,183	1,225

Revenues, net of benefits and expenses before income taxes	33	41	(1)
Income tax expense (benefit)	12	12	(2)

Revenues, net of benefits and expenses and income taxes	$21	$29	$1

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2011	2010

	(in millions)
Beginning of period	$2,300	$2,329
Revenues, net of benefits and expenses and income taxes	(21)	(29)

End of period	$2,279	$2,300

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2011	2010

	(in millions)
Short-term debt:
Current maturities of long-term debt	$11	$7

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	487	489
Fixed rate notes payable, interest ranging from 5.8% to 13.84% due in varying amounts to 2017	106	149
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15% due in varying amounts to 2019	59	222
Fair value adjustments related to interest rate swaps (1)	(14)	(15)

	638	845
Less current maturities of long-term debt	(11)	(7)

Total long-term debt	$627	$838

Consumer notes:
Notes payable, interest ranging from 0.71% to 6.00% due in varying amounts to 2028	$819	$966

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. These swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2012—$11 million; 2013—$0 million; 2014—$28 million; 2015—$0 million; 2016—$58 million; and thereafter—$541 million.

Interest expense on debt, included in other operating costs and expenses, was $49 million, $47 million, and $34 million in 2011, 2010, and 2009, respectively. Interest paid on debt was $52 million, $47 million, and $34 million in 2011, 2010, and 2009, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Commissioner.

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2012—$110 million; 2013—$56 million; 2014—$234 million; 2015—$147 million; 2016—$66 million; and thereafter—$197 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Interest expense on consumer notes, included in other operating costs and expenses, was $42 million, $48 million, and $47 million in 2011, 2010, and 2009, respectively. Interest paid amounted to $42 million, $48 million, and $50 million in 2011, 2010, and 2009, respectively.

Line of Credit

At December 31, 2011, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2011. At December 31, 2011, the Company had no outstanding borrowings under the agreement.

At December 31, 2011, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2011. At December 31, 2011, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes

For the 2011 and 2010 tax years, the Company is included in the consolidated federal income tax return of JHFC. In 2010, the Company’s common parent, MHDLLC merged into JHFC resulting in a new consolidated group. Prior to the merger, the Company filed tax returns as part of two consolidated groups, MHDLLC and JHFC. MHDLLC included JHUSA and JHFC included JHLICO and JHVLICO. John Hancock Life and Health Insurance Company (“JHLH”), a subsidiary of the Company, was included in the legacy JHFC consolidated return for 2009. In compliance with Life / Non-Life consolidated return regulations, JHLH must file a separate federal income tax return for a five-year period beginning in 2010.

(Loss) income before income taxes includes the following:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Domestic	$(1,216)	$(655)	$304

(Loss) income before income taxes	$(1,216)	$(655)	$304

The components of income taxes were as follows:
	Years ended December 31,
	2011	2010	2009

	(in millions)
Current taxes:
Federal	$(233)	$(224)	$(39)
State	1	-	3

Total	(232)	(224)	(36)

Deferred taxes:
Federal	(126)	449	30
State	-	(3)	(1)

Total	(126)	446	29

Total income tax (benefit) expense	$(358)	$222	$(7)

A reconciliation of income taxes at the federal income tax rate to income tax (benefit) expense charged to operations follows:
	Years ended December 31,
	2011	2010	2009

	(in millions)
Tax at 35%	$(425)	$(229)	$106
Add (deduct):
Prior year taxes	27	47	14
Tax credits	(74)	(65)	(76)
Tax-exempt investment income	(130)	(119)	(76)
Lease income	1	(5)	63
Unrecognized tax benefits	67	34	(44)
Goodwill impairment	175	560	-
Other	1	(1)	6

Total income tax (benefit) expense	$(358)	$222	$(7)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2011	2010

	(in millions)
Deferred tax assets:
Policy reserves	$2,752	$1,309
Net operating loss carryforwards	666	725
Net capital loss carryforwards	-	106
Tax credits	700	732
Unearned revenue	702	907
Deferred compensation	61	48
Federal interest accrued	437	381
Policyholder dividends payable	156	135
Other	145	99

Total deferred tax assets	5,619	4,442

Deferred tax liabilities:
Unrealized investment gains on securities	2,225	653
Deferred policy acquisition costs	2,062	2,503
Intangible assets	1,042	1,134
Premiums receivable	37	56
Deferred sales inducements	89	124
Deferred gains	577	638
Securities and other investments	3,671	1,843
Other	130	256

Total deferred tax liabilities	9,833	7,207

Net deferred tax liabilities	$4,214	$2,765

At December 31, 2011, the Company had $1,903 million of net operating loss carryforwards which will expire between 2023 and 2025. At December 31, 2011, the Company had $700 million of tax credits, which consist of $580 million of general business credits, $95 million of foreign tax credits, and $25 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2031. The foreign tax credits begin to expire in tax year 2014 through tax year 2021. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

In 2011, the Company received income tax refunds of $181 million from affiliates under the terms of its inter-company tax-sharing agreement and income tax refunds of $20 million from the Internal Revenue Service (“IRS”). In 2010, the Company received income tax refunds of $60 million from affiliates under the inter-company tax sharing agreement and made income tax payments of $29 million to the IRS.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination with the IRS. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996. As described above, in 2010, the Company’s common parent, MHDLLC merged into JHFC resulting in a new consolidated group. The returns for the new combined group beginning in tax year 2010 have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2004 have been closed with the exception of an outstanding claim for refund; tax years 2004 through 2007 are in IRS appeals and tax years 2008 through 2009 are currently under examination by the IRS. The MHDLLC legacy group filed its final consolidated tax return in 2009. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2001. The IRS has issued statutory notices of deficiency relating to issues in these years. The Company filed a petition in U.S. Tax Court to contest and the trial was completed in 2011. These years will remain open until the Tax Court case is resolved. For tax years 2002 through 2006, the legacy JHFC group is currently in appeals. JHFC tax returns for all subsequent years have not yet been examined. Management believes that adequate provision has been made in the financial statements for potential assessments relating to all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$2,396	$2,161
Additions based on tax positions related to the current year	212	202
Additions for tax positions of prior years	10	177
Reductions for tax positions of prior years	(6)	(144)

Balance, end of year	$2,612	$2,396

Included in the balances as of December 31, 2011 and 2010, respectively, are $387 million and $338 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2011 and 2010, respectively, are $2,225 million and $2,058 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, this will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2004 IRS audit. A reasonable estimate of the decrease cannot be determined at this time however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2011, 2010, and 2009, the Company recognized approximately $161 million, $166 million, and $224 million in interest expense, respectively. The Company had approximately $1,191 million and $1,030 million accrued for interest as of December 31, 2011 and 2010, respectively. Penalties were less than $1 million for each of the years ended December 31, 2011, 2010, and 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $2,048 million and $144 million, respectively, at December 31, 2011. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately half of these commitments expire in 2012, and the remainder expire by 2016.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $20 million, $24 million, and $26 million for the years ended December 31, 2011, 2010, and 2009, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non- cancelable Operating Leases	Sub-lease Income

	(in millions)
2012	$ 43	$ 16
2013	39	17
2014	29	14
2015	15	3
2016	9	-
Thereafter	404	-

Total	$539	$ 50

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2011.

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2011 and 2010, the Company increased this provision by $0 million and $94 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after-tax exposure including interest would be an additional estimated $240 million at December 31, 2011.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2009	$(1,957)	$1,405	$4	$(538)	$(1,086)
Gross unrealized investment gains (net of deferred income tax expense of $1,883)	3,498	-	-	-	3,498
Reclassification adjustment for losses realized in net income (net of deferred income tax expense of $109)	202	-	-	-	202
Adjustment for policyholder liabilities (net of deferred income tax benefit of $67)	(126)	-	-	-	(126)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $354)	(658)	-	-	-	(658)

Net unrealized investment gains	2,916	-	-	-	2,916
Foreign currency translation adjustment	-	-	5	-	5
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $31)	-	-	-	60	60
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $538)	-	(1,000)	-	-	(1,000)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $3)	-	(5)	-	-	(5)
Adoption of ASC 320, recognition of other-than-temporary impairments (net of deferred income tax benefit of $410)	(761)	-	-	-	(761)

Balance at December 31, 2009	$198	$400	$9	$(478)	$129

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment		Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2010	$198	$400	$9		$(478)	$129
Gross unrealized investment gains (net of deferred income tax expense of $808)	1,501	-	-		-	1,501
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $313)	(582)	-	-		-	(582)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23)	42	-	-		-	42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $100)	(185)	-	-		-	(185)

Net unrealized investment gains	776	-	-		-	776
Foreign currency translation adjustment	-	-	(53)		-	(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)	-	-	-		(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5)	-	-	-		9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)	-	-	-		2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20)	-	(37)	-		-	(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $69)	-	(129)	-		-	(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255)	-	-	-		473	473

Balance at December 31, 2010	$974	$234		$(44)	$4	$1,168

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2011	$974	$234	$(44)	$4	$1,168
Gross unrealized investment gains (net of deferred income tax expense of $1,858)	3,451	-	-	-	3,451
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $415)	(771)	-	-	-	(771)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)	-	-	-	(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $440)	(818)	-	-	-	(818)

Net unrealized investment gains	1,203	-	-	-	1,203
Foreign currency translation adjustment	-	-	13	-	13
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)	-	1,777	-	-	1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $32)	-	(59)	-	-	(59)

Balance at December 31, 2011	$2,177	$1,952	$(31)	$4	$4,102

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$5,932	$1,861	$547
Equity securities	365	360	249
Other investments	33	(14)	(3)

Total (1)	6,330	2,207	793

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(1,911)	(653)	(368)
Policyholder liabilities	(1,070)	(56)	(121)
Deferred income taxes	(1,172)	(524)	(106)

Total	(4,153)	(1,233)	(595)

Net unrealized investment gains	$2,177	$974	$198

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 6 — Related Party Transactions, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The Company’s statutory net (loss) income for the years ended December 31, 2011, 2010, and 2009 was $(2,888) million (unaudited), $40 million, and $(76) million, respectively. The Company’s statutory capital and surplus as of December 31, 2011 and 2010 was $4,971 million (unaudited) and $5,101 million, respectively.

Under Michigan state insurance laws, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Commissioner. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the lesser of 10% of the Company’s surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid no shareholder dividends for the years ended December 31, 2011 and 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the John Hancock Pension Plan, a qualified defined benefit plan, and the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan (collectively, “the Plans”), and the John Hancock Employee Welfare Plan (the “Welfare Plan”) as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Balance Sheet was a decrease in total liabilities of $460 million, a decrease in additional paid-in capital of $13 million, and an increase in accumulated other comprehensive income of $473 million, net of tax.

Prior to December 31, 2010, the Company sponsored the John Hancock Pension Plan that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010 and 2009 no contributions were made to the qualified plan.

Prior to December 31, 2010, the Company also sponsored the John Hancock Non-Qualified Pension Plan. an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for the John Hancock Non-Qualified Pension Plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million and $34 million in 2010 and 2009, respectively.

As of the transfer date, the assets and liabilities of the Plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Plans and will recognize its allocation from MIC of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. Prior to 2011, pension expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense (benefit) for the Plans was $41 million, $7 million and ($16) million in 2011, 2010 and 2009, respectively. The components of the $7 million in 2010 consisted of $32 million service cost, $124 million interest cost, ($161) million expected return on plan assets, ($3) million amortization of prior service cost and $15 million recognized actuarial loss. The components of the ($16) million in 2009 consisted of $30 million service cost, $128 million interest cost, ($175) million expected return on plan assets, ($3) million amortization of prior service cost and $4 million recognized actuarial loss. In 2010, benefits paid related to the qualified deferred benefit plan and the non-qualified plan were $175 million.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from MIC to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund the Welfare Plan in amounts at or below the annual tax qualified limits. The contribution to the Welfare Plan was $48 million and $54 million in 2010 and 2009, respectively.

As of the transfer date, the liabilities of the Welfare Plan became direct obligations of MIC, while JHUSA became a participating employer in the plan. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Welfare Plan and will recognize its allocation from MIC of the benefits paid on behalf of plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data to calculate claim payments relating to participants in these plans. Prior to 2011, the Welfare Plan expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for this plan was $46 million, $3 million, and $8 million in 2011, 2010 and 2009, respectively. The components of the $3 million in 2010 consisted of $1 million service cost, $28 million interest cost and ($26) million expected return on plan assets. The components of the $8 million in 2009 consisted of $1 million service cost, $33 million interest cost and ($26) million expected return on plan assets.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $6 million, $8 million, and $7 million in 2011, 2010, and 2009, respectively. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from MIC to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Expense for these plans is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for these defined contribution plans was $19 million, $18 million, and $19 million in 2011, 2010, and 2009, respectively.

Assumptions

Weighted-average assumptions used to determine the Company’s net periodic benefit cost for the years ended December 31, 2010 and 2009, when the Company was the sponsor, were as follows:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

Discount rate	5.50%	6.00%	5.50%	6.00%
Expected long-term return on plan assets	7.75%	8.00%	7.75%	8.00%
Rate of compensation increase	4.35%	4.10%	N/A	N/A
Health care cost trend rate for the following year			8.50%	8.50%
Ultimate trend rate			5.00%	5.00%
Year ultimate rate reached			2028	2016

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2011		2010

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$67,266	$67,266	$60,470	$60,470
Held-for-trading	1,477	1,477	1,627	1,627
Equity securities:
Available-for-sale	439	439	458	458
Held-for-trading	97	97	130	130
Mortgage loans on real estate	13,974	15,335	13,343	14,301
Policy loans	5,220	5,220	5,050	5,050
Short-term investments	1,618	1,618	1,472	1,472
Cash and cash equivalents	3,296	3,296	2,772	2,772
Other invested assets (2)	368	368	179	179
Derivatives:
Interest rate swaps	11,580	11,580	2,721	2,721
Foreign currency swaps	346	346	210	210
Foreign currency forwards	4	4	33	33
Interest rate options	9	9	-	-
Equity market contracts	-	-	4	4
Credit default swaps	4	4	-	-
Embedded derivatives	2,924	2,924	1,506	1,506
Assets held in trust	2,463	2,463	2,298	2,298
Separate account assets	129,326	129,326	135,019	135,019

Total assets	$240,411	$241,772	$227,292	$228,250

Liabilities:
Consumer notes	$819	$837	$966	$983
Debt	638	677	845	839
Guaranteed investment contracts and funding agreements	577	577	1,833	1,850
Fixed-rate deferred and immediate annuities	9,415	9,307	9,491	9,463
Supplementary contracts without life contingencies	48	48	47	48
Derivatives:
Interest rate swaps	4,454	4,454	2,164	2,164
Foreign currency swaps	650	650	578	578
Foreign currency forwards	2	2	-	-
Equity market contracts	20	20	2	2
Credit default swaps	1	1	-	-
Embedded derivatives	3,853	3,853	1,807	1,807

Total liabilities	$20,477	$20,426	$17,733	$17,734

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,959 million and $1,932 million at December 31, 2011 and 2010, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,078 million and $3,704 million at December 31, 2011 and 2010, respectively.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include limited partnership interests and goodwill, which are reported at fair value only in the period in which impairment is recognized.

•	Other Assets and Liabilities Not Reported at Fair Value – This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt – The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Long-term debt at December 31, 2011 and 2010 includes variable and fixed rate notes related to consolidated variable interest entities.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Assets and Liabilities Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices.

Short-term Investments

Short-term investments can be comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”) and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring basis by fair value hierarchy level:

	December 31, 2011
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$43,331	$-	$39,183	$4,148
Commercial mortgage-backed securities	3,132	-	2,834	298
Residential mortgage-backed securities	370	-	9	361
Collateralized debt obligations	131	-	17	114
Other asset-backed securities	1,093	-	1,049	44
U.S. Treasury and agency securities	12,823	-	12,823	-
Obligations of states and political subdivisions	4,964	-	4,428	536
Debt securities issued by foreign governments	1,422	-	1,422	-

Total fixed maturities available-for-sale	67,266	-	61,765	5,501

Fixed maturities held-for-trading:
Corporate debt securities	1,037	-	985	52
Commercial mortgage-backed securities	183	-	172	11
Residential mortgage-backed securities	2	-	-	2
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	31	-	31	-
U.S. Treasury and agency securities	144	-	144	-
Obligations of states and political subdivisions	75	-	65	10
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,477	-	1,399	78

Equity securities available-for-sale	439	439	-	-
Equity securities held-for-trading	97	97	-	-
Short-term investments	1,618	-	1,618	-
Other invested assets (2)	368	-	-	368
Derivative assets (3):
Interest rate swaps	11,580	-	11,518	62
Foreign currency swaps	346	-	346	-
Foreign currency forwards	4	-	4	-
Interest rate options	9	-	-	9
Credit default swaps	4	-	-	4
Embedded derivatives (4):
Reinsurance contracts	10	-	10	-
Benefit guarantees	2,914	-	-	2,914
Assets held in trust (5)	2,463	786	1,605	72
Separate account assets (6)	129,326	124,896	2,311	2,119

Total assets at fair value	$217,921	$126,218	$80,576	$11,127

Liabilities:
Derivative liabilities (3):
Interest rate swaps	$4,454	$-	$4,446	$8
Foreign currency swaps	650	-	612	38
Foreign currency forwards	2	-	2	-
Equity market contracts	20	-	-	20
Credit default swaps	1	-	-	1
Embedded derivatives (4):
Reinsurance contracts	2,686	-	2,686	-
Participating pension contracts	106	-	106	-
Benefit guarantees	1,061	-	-	1,061

Total liabilities at fair value	$8,980	$-	$7,852	$1,128

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

	December 31, 2010
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,199	$-	$37,898	$3,301
Commercial mortgage-backed securities	4,247	-	3,762	485
Residential mortgage-backed securities	460	-	10	450
Collateralized debt obligations	136	-	33	103
Other asset-backed securities	1,029	-	950	79
U.S. Treasury and agency securities	7,841	-	7,841	-
Obligations of states and political subdivisions	4,027	-	3,619	408
Debt securities issued by foreign governments	1,531	-	1,531	-

Total fixed maturities available-for-sale	60,470	-	55,644	4,826

Fixed maturities held-for-trading:
Corporate debt securities	1,177	-	1,141	36
Commercial mortgage-backed securities	224	-	209	15
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	66	-	65	1
U.S. Treasury and agency securities	101	-	101	-
Obligations of states and political subdivisions	51	-	51	-
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,627	-	1,569	58

Equity securities available-for-sale	458	458	-	-
Equity securities held-for-trading	130	130	-	-
Short-term investments	1,472	-	1,472	-
Other invested assets (2)	179	-	-	179
Derivative assets (3):
Interest rate swaps	2,721	-	2,652	69
Foreign currency swaps	210	-	210	-
Foreign currency forwards	33	-	33	-
Equity market contracts	4	-	-	4
Embedded derivatives (4):
Reinsurance contracts	9	-	9	-
Benefit guarantees	1,497	-	-	1,497
Assets held in trust (5)	2,298	913	1,324	61
Separate account assets (6)	135,019	130,884	2,092	2,043

Total assets at fair value	$206,127	$132,385	$65,005	$8,737

Liabilities:
Derivative liabilities (3):
Interest rate swaps	$2,164	$-	$2,156	$8
Foreign currency swaps	578	-	534	44
Equity market contracts	2	-	-	2
Embedded derivatives (4):
Reinsurance contracts	1,253	-	1,253	-
Participating pension contracts	98	-	98	-
Benefit guarantees	456	-	-	456

Total liabilities at fair value	$4,551	$-	$4,041	$510

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,959 million and $1,932 million at December 31, 2011 and 2010, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,078 million and $3,704 million at December 31, 2011 and 2010, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 6 — Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.
(6)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2011 and 2010 are summarized as follows:

		Net realized/unrealized gains (losses) included in:				Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at Jan 1, 2011	Earnings (1)	AOCI (2)	Purchases	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at Dec 31, 2011

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$(424)	$336	$ (150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	(14)	536	-

Total fixed maturities available-for-sale	4,826	(16)	291	959	(727)	352	(184)	5,501	-

Fixed maturities held-for-trading:
Corporate debt securities	36	14	-	23	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	10	1

Total fixed maturities held-for-trading	58	14	-	32	(7)	-	(19)	78	14
Other invested assets	179	18	-	62	(50)	159	-	368	22

Net derivatives	19	1	19	13	-	-	(44)	8	2
Net embedded derivatives	1,041	812 (4)	-	-	-	-	-	1,853	812
Assets held in trust	61	-	12	-	(1)	-	-	72	12
Separate account assets (5)	2,043	(15)	53	67	(29)	-	-	2,119	60

Total	$8,227	$814	$375	$1,133	$(814)	$511	$(247)	$9,999	$922

The Company had no issuances in 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

		Net realized/unrealized gains (losses) included in:			Purchases, issuances, and settlements (net)	Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at January 1, 2010	Earnings (1)		AOCI (2)		Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2010

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$2,616	$(50)		$223	$80	$733	$(301)	$3,301	$-
Commercial mortgage-backed securities	435	1		105	(54)	-	(2)	485	-
Residential mortgage-backed securities	460	(22)		131	(119)	-	-	450	-
Collateralized debt obligations	78	(3)		39	(11)	-	-	103	-
Other asset-backed securities	91	(4)		14	(22)	-	-	79	-
Obligations of states and political subdivisions	230	-		(6)	247	342	(405)	408	-
Debt securities issued by foreign governments	65	-		(65)	-	-	-	-	-

Total fixed maturities available-for-sale	3,975	(78)		441	121	1,075	(708)	4,826	-

Fixed maturities held-for-trading:
Corporate debt securities	16	15		-	4	2	(1)	36	15
Commercial mortgage-backed securities	10	5		-	-	-	-	15	5
Residential mortgage-backed securities	3	-		-	-	-	-	3	1
Collateralized debt obligations	1	2		-	-	-	-	3	2
Other asset-backed securities	1	-		-	-	-	-	1	-
Obligations of states and political subdivisions	3	-		-	3	-	(6)	-	-
Debt securities issued by foreign governments	13	(13)		-	-	-	-	-	(13)

Total fixed maturities held-for-trading	47	9		-	7	2	(7)	58	10
Other invested assets	157	18		-	4	-	-	179	12

Net derivatives	34	15		(30)	-	-	-	19	19
Net embedded derivatives	1,064	(23	)(4)	-	-	-	-	1,041	(23)
Assets held in trust	-	1		3	(10)	68	(1)	61	3
Separate account assets (5)	3,097	(13)		5	(125)	62	(983)	2,043	10

Total	$8,374	$(71)		$419	$(3)	$1,207	$ (1,699)	$8,227	$31

(1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
(2)	This amount is included in AOCI on the Consolidated Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in benefits to policyholders on the Consolidated Statements of Operations.
(5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as limited partnership interests and goodwill, which are reported at fair value only in the period in which impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. The Company recorded goodwill impairments of $500 million and $1,600 million during the years ended December 31, 2011 and 2010, respectively, and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2011, the Company’s remaining international insurance operations were transferred from the Corporate and Other Segment.

Wealth Management Segment. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment’s consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations. The income statement impact of goodwill impairment charges are recorded in this segment. In 2011, the Company’s remaining international insurance operations were transferred to the Insurance Segment.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 10 — Closed Blocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,354	$2,168	$313	$8,835
Net investment income	2,832	1,823	334	4,989
Net realized investment and other gains	1,108	196	43	1,347

Revenues	$10,294	$4,187	$690	$15,171

Net income (loss)	$51	$(260)	$(649)	$(858)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$174	$45	$(2)	$217
Carrying value of investments accounted for under the equity method	2,620	1,066	314	4,000
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,727	1,347	2	3,076
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax benefit	(12)	(279)	(67)	(358)
Segment assets	$94,655	$154,267	$25,783	$274,705

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,662	$2,489	$454	$7,605
Net investment income	2,553	1,710	233	4,496
Net realized investment and other gains (losses)	321	(202)	159	278

Revenues	$7,536	$3,997	$846	$12,379

Net income (loss)	$123	$506	$(1,506)	$(877)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$158	$62	$(21)	$199
Carrying value of investments accounted for under the equity method	2,157	1,129	285	3,571
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	512	239	1	752
Goodwill impairment	-	-	1,600	1,600
Interest expense	-	-	47	47
Income tax expense	53	135	34	222
Segment assets	$82,228	$160,978	$21,900	$265,106

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2009
Revenues from external customers	$4,451	$2,377	$504	$7,332
Net investment income	2,190	1,624	437	4,251
Net realized investment and other losses	(684)	(1,103)	(9)	(1,796)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,957	$2,899	$931	$9,787

Net (loss) income	$(249)	$412	$148	$311

Supplemental Information:
Equity in net income of investees accounted for under the equity method	$28	$9	$41	$78
Carrying value of investments accounted for under the equity method	1,622	1,123	314	3,059
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	308	898	5	1,211
Interest expense	-	-	34	34
Income tax (benefit) expense	(162)	63	92	(7)

The Company operates primarily in the United States and has no reportable major customers.

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2011 consolidated financial statements through the date on which the consolidated financial statements were issued. The Company did not have any subsequent events requiring disclosure.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

Year ended December 31, 2011 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

Year ended December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Life Insurance Company (U.S.A.) Separate Account A

“Active” sub-accounts

500 Index Trust B Series 0	Franklin Templeton Founding Allocation Trust Series 0
500 Index Trust Series 1	Franklin Templeton Founding Allocation Trust Series 1
Active Bond Trust Series 0	Fundamental All Cap Core Trust Series 0
Active Bond Trust Series 1	Fundamental All Cap Core Trust Series 1
All Cap Core Trust Series 0	Fundamental Holdings Trust Series 1
All Cap Core Trust Series 1	Fundamental Large Cap Value Trust Series 0
All Cap Value Trust Series 0	Fundamental Large Cap Value Trust Series 1
All Cap Value Trust Series 1	Fundamental Value Trust Series 0
Alpha Opportunities Trust Series 0	Fundamental Value Trust Series 1
Alpha Opportunities Trust Series 1	Global Bond Trust Series 0
American Asset Allocation Trust Series 1	Global Bond Trust Series 1
American Blue Chip Income and Growth Trust Series 1	Global Diversification Trust Series 1
American Global Growth Trust Series 1	Global Trust Series 0
American Global Small Capitalization Trust Series 1	Global Trust Series 1
American Growth Trust Series 1	Health Sciences Trust Series 0
American Growth-Income Trust Series 1	Health Sciences Trust Series 1
American High-Income Bond Trust Series 1	High Yield Trust Series 0
American International Trust Series 1	High Yield Trust Series 1
American New World Trust Series 1	International Core Trust Series 0
Balanced Trust Series 0	International Core Trust Series 1
Balanced Trust Series 1	International Equity Index Trust A Series 0
Blue Chip Growth Trust Series 0	International Equity Index Trust A Series 1
Blue Chip Growth Trust Series 1	International Equity Index Trust B Series 0
Bond Trust Series 0	International Opportunities Trust Series 0
Bond Trust Series 1	International Opportunities Trust Series 1
Capital Appreciation Trust Series 0	International Small Company Trust Series 0
Capital Appreciation Trust Series 1	International Small Company Trust Series 1
Capital Appreciation Value Trust Series 0	International Value Trust Series 0
Capital Appreciation Value Trust Series 1	International Value Trust Series 1
Core Allocation Plus Trust Series 0	Investment Quality Bond Trust Series 0
Core Allocation Plus Trust Series 1	Investment Quality Bond Trust Series 1
Core Bond Trust Series 0	Large Cap Trust Series 0
Core Bond Trust Series 1	Large Cap Trust Series 1
Core Strategy Trust Series 0	Lifestyle Aggressive Trust Series 0
Core Strategy Trust Series 1	Lifestyle Aggressive Trust Series 1
Disciplined Diversification Trust Series 0	Lifestyle Balanced Trust Series 0
Disciplined Diversification Trust Series 1	Lifestyle Balanced Trust Series 1
Emerging Markets Value Trust Series 0	Lifestyle Conservative Trust Series 0
Emerging Markets Value Trust Series 1	Lifestyle Conservative Trust Series 1
Equity-Income Trust Series 0	Lifestyle Growth Trust Series 0
Equity-Income Trust Series 1	Lifestyle Growth Trust Series 1
Financial Services Trust Series 0	Lifestyle Moderate Trust Series 0
Financial Services Trust Series 1	Lifestyle Moderate Trust Series 1

Report of Independent Registered Public Accounting Firm

Mid Cap Index Trust Series 0	Small Cap Value Trust Series 0
Mid Cap Index Trust Series 1	Small Cap Value Trust Series 1
Mid Cap Stock Trust Series 0	Small Company Value Trust Series 0
Mid Cap Stock Trust Series 1	Small Company Value Trust Series 1
Mid Value Trust Series 0	Smaller Company Growth Trust Series 0
Mid Value Trust Series 1	Smaller Company Growth Trust Series 1
Money Market Trust B Series 0	Strategic Income Opportunities Trust Series 0
Money Market Trust Series 1	Strategic Income Opportunities Trust Series 1
Natural Resources Trust Series 0	Total Bond Market Trust B Series 0
Natural Resources Trust Series 1	Total Return Trust Series 0
Real Estate Securities Trust Series 0	Total Return Trust Series 1
Real Estate Securities Trust Series 1	Total Stock Market Index Trust Series 0
Real Return Bond Trust Series 0	Total Stock Market Index Trust Series 1
Real Return Bond Trust Series 1	Ultra Short Term Bond Trust Series 0
Science & Technology Trust Series 0	Ultra Short Term Bond Trust Series 1
Science & Technology Trust Series 1	Utilities Trust Series 0
Short Term Government Income Trust Series 0	Utilities Trust Series 1
Short Term Government Income Trust Series 1	Value Trust Series 0
Small Cap Growth Trust Series 0	Value Trust Series 1
Small Cap Growth Trust Series 1	All Asset Portfolio
Small Cap Index Trust Series 0	Brandes International Equity Trust
Small Cap Index Trust Series 1	Business Opportunity Value Trust
Small Cap Opportunities Trust Series 0	Frontier Capital Appreciation Trust
Small Cap Opportunities Trust Series 1	Large Cap Growth Trust

“Closed” sub-accounts

American Bond Trust Series 1	Large Cap Value Trust Series 0
Core Diversified Growth & Income Trust Series 1	Large Cap Value Trust Series 1

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”), comprised of the active sub-accounts as of December 31, 2011, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2011, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 30, 2012

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2011

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B Series 0 - 5,113,460 shares (cost $75,824,080)	$80,332,462
500 Index Trust Series 1 - 2,369,568 shares (cost $24,583,019)	26,017,857
Active Bond Trust Series 0 - 713,081 shares (cost $6,941,736)	6,938,279
Active Bond Trust Series 1 - 968,578 shares (cost $9,180,614)	9,414,575
All Cap Core Trust Series 0 - 91,276 shares (cost $1,418,644)	1,500,579
All Cap Core Trust Series 1 - 470,274 shares (cost $7,975,181)	7,731,299
All Cap Value Trust Series 0 - 640,925 shares (cost $4,832,617)	5,088,942
All Cap Value Trust Series 1 - 456,422 shares (cost $3,100,970)	3,637,680
Alpha Opportunities Trust Series 0 - 77,591 shares (cost $1,064,136)	925,660
Alpha Opportunities Trust Series 1 - 33,461 shares (cost $455,402)	398,851
American Asset Allocation Trust Series 1 - 2,906,574 shares (cost $26,608,958)	31,797,924
American Blue Chip Income and Growth Trust Series 1 - 1,009,636 shares (cost $10,549,132)	11,156,483
American Bond Trust Series 1	—
American Global Growth Trust Series 1 - 45,021 shares (cost $484,264)	455,157
American Global Small Capitalization Trust Series 1 - 32,829 shares (cost $313,116)	265,261
American Growth Trust Series 1 - 2,811,340 shares (cost $40,728,268)	41,804,622
American Growth-Income Trust Series 1 - 3,396,907 shares (cost $40,150,145)	48,915,455
American High-Income Bond Trust Series 1 - 49,898 shares (cost $546,485)	513,447
American International Trust Series 1 - 2,310,079 shares (cost $37,286,568)	31,809,781
American New World Trust Series 1 - 260,561 shares (cost $3,353,475)	3,025,118
Balanced Trust Series 0 - 70,505 shares (cost $1,121,842)	1,142,176
Balanced Trust Series 1 - 16,556 shares (cost $260,388)	268,048
Blue Chip Growth Trust Series 0 - 747,720 shares (cost $13,368,912)	15,335,734
Blue Chip Growth Trust Series 1 - 1,392,226 shares (cost $24,568,342)	28,596,326
Bond Trust Series 0 - 321,984 shares (cost $4,462,965)	4,385,424
Bond Trust Series 1 - 67,663 shares (cost $937,759)	921,571
Capital Appreciation Trust Series 0 - 985,693 shares (cost $8,874,924)	9,797,789
Capital Appreciation Trust Series 1 - 2,461,687 shares (cost $21,519,102)	24,469,173
Capital Appreciation Value Trust Series 0 - 505,971 shares (cost $5,824,559)	5,813,606
Capital Appreciation Value Trust Series 1 - 43,565 shares (cost $502,039)	501,430
Core Allocation Plus Trust Series 0 - 670,957 shares (cost $6,915,508)	6,649,180
Core Allocation Plus Trust Series 1 - 16,355 shares (cost $165,861)	162,077
Core Bond Trust Series 0 - 136,970 shares (cost $1,894,092)	1,887,440
Core Bond Trust Series 1 - 108,036 shares (cost $1,508,898)	1,494,132
Core Diversified Growth & Income Trust Series 1	—
Core Strategy Trust Series 0 - 1,761,083 shares (cost $21,971,092)	21,837,429
Core Strategy Trust Series 1 - 10,001 shares (cost $123,494)	124,008
Disciplined Diversification Trust Series 0 - 1,290,643 shares (cost $14,446,270)	15,152,146
Disciplined Diversification Trust Series 1 - 16,015 shares (cost $187,177)	188,016
Emerging Markets Value Trust Series 0 - 823,792 shares (cost $10,830,749)	8,114,354
Emerging Markets Value Trust Series 1 - 647,609 shares (cost $8,551,331)	6,385,428
Equity-Income Trust Series 0 - 2,445,664 shares (cost $32,732,182)	32,918,634
Equity-Income Trust Series 1 - 2,952,009 shares (cost $41,741,313)	39,852,123
Financial Services Trust Series 0 - 278,873 shares (cost $2,842,407)	2,930,958
Financial Services Trust Series 1 - 171,547 shares (cost $1,827,921)	1,804,676

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2011

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Franklin Templeton Founding Allocation Trust Series 0 - 877,875 shares (cost $8,412,332)	$8,339,811
Franklin Templeton Founding Allocation Trust Series 1 - 35,932 shares (cost $294,435)	341,709
Fundamental All Cap Core Trust Series 0 - 544,228 shares (cost $6,531,649)	6,813,735
Fundamental All Cap Core Trust Series 1 - 61,279 shares (cost $802,254)	764,761
Fundamental Holdings Trust Series 1 - 288,485 shares (cost $2,892,063)	2,905,041
Fundamental Large Cap Value Trust Series 0 - 37,009 shares (cost $327,449)	366,755
Fundamental Large Cap Value Trust Series 1 - 24,414 shares (cost $190,378)	241,940
Fundamental Value Trust Series 0 - 649,955 shares (cost $8,056,661)	8,845,886
Fundamental Value Trust Series 1 - 2,114,365 shares (cost $22,467,992)	28,861,080
Global Bond Trust Series 0 - 1,544,823 shares (cost $20,088,310)	20,360,771
Global Bond Trust Series 1 - 566,109 shares (cost $6,986,140)	7,489,622
Global Diversification Trust Series 1 - 760,441 shares (cost $7,678,765)	7,269,816
Global Trust Series 0 - 251,725 shares (cost $3,448,412)	3,347,937
Global Trust Series 1 - 539,201 shares (cost $8,425,051)	7,176,763
Health Sciences Trust Series 0 - 372,655 shares (cost $5,453,805)	6,353,770
Health Sciences Trust Series 1 - 323,947 shares (cost $5,042,482)	5,500,622
High Yield Trust Series 0 - 2,270,815 shares (cost $15,289,314)	12,285,110
High Yield Trust Series 1 - 2,286,907 shares (cost $16,089,469)	12,486,511
International Core Trust Series 0 - 624,491 shares (cost $5,708,104)	5,351,892
International Core Trust Series 1 - 1,582,642 shares (cost $19,347,971)	13,610,722
International Equity Index Trust A Series 0 - 502,735 shares (cost $5,731,719)	4,474,343
International Equity Index Trust A Series 1 - 1,473,475 shares (cost $17,964,131)	13,143,399
International Equity Index Trust B Series 0 - 1,173,034 shares (cost $17,247,596)	15,448,863
International Opportunities Trust Series 0 - 486,359 shares (cost $5,439,887)	5,101,910
International Opportunities Trust Series 1 - 207,447 shares (cost $2,435,488)	2,176,118
International Small Company Trust Series 0 - 651,334 shares (cost $6,278,343)	5,621,015
International Small Company Trust Series 1 - 681,142 shares (cost $6,180,712)	5,878,255
International Value Trust Series 0 - 1,104,414 shares (cost $12,263,997)	11,253,977
International Value Trust Series 1 - 1,415,862 shares (cost $20,405,556)	14,512,583
Investment Quality Bond Trust Series 0 - 538,014 shares (cost $6,099,284)	6,278,621
Investment Quality Bond Trust Series 1 - 1,317,977 shares (cost $14,906,455)	15,433,505
Large Cap Trust Series 0 - 278,314 shares (cost $3,144,141)	3,311,937
Large Cap Trust Series 1 - 1,065,692 shares (cost $15,202,692)	12,713,704
Large Cap Value Trust Series 0	—
Large Cap Value Trust Series 1	—
Lifestyle Aggressive Trust Series 0 - 12,633,033 shares (cost $95,121,570)	96,769,034
Lifestyle Aggressive Trust Series 1 - 2,022,190 shares (cost $17,174,691)	15,489,973
Lifestyle Balanced Trust Series 0 - 18,083,296 shares (cost $201,067,643)	206,692,073
Lifestyle Balanced Trust Series 1 - 5,575,156 shares (cost $66,928,585)	63,612,529
Lifestyle Conservative Trust Series 0 - 1,740,918 shares (cost $21,568,533)	21,900,746
Lifestyle Conservative Trust Series 1 - 504,145 shares (cost $6,270,498)	6,332,060
Lifestyle Growth Trust Series 0 - 28,271,744 shares (cost $312,865,085)	309,010,166
Lifestyle Growth Trust Series 1 - 7,773,862 shares (cost $93,171,824)	84,890,569

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2011

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Lifestyle Moderate Trust Series 0 - 3,639,329 shares (cost $40,971,717)	$43,126,054
Lifestyle Moderate Trust Series 1 - 1,196,278 shares (cost $13,375,330)	14,163,927
Mid Cap Index Trust Series 0 - 648,887 shares (cost $9,992,303)	10,868,853
Mid Cap Index Trust Series 1 - 680,111 shares (cost $10,647,018)	11,391,851
Mid Cap Stock Trust Series 0 - 770,581 shares (cost $9,679,473)	9,932,788
Mid Cap Stock Trust Series 1 - 1,214,374 shares (cost $16,411,838)	15,580,422
Mid Value Trust Series 0 - 930,732 shares (cost $8,471,747)	9,735,460
Mid Value Trust Series 1 - 1,015,178 shares (cost $8,376,007)	10,649,213
Money Market Trust B Series 0 - 117,420,170 shares (cost $117,420,170)	117,420,170
Money Market Trust Series 1 - 56,817,674 shares (cost $56,817,674)	56,817,674
Natural Resources Trust Series 0 - 1,946,492 shares (cost $20,717,027)	19,367,591
Natural Resources Trust Series 1 - 810,813 shares (cost $8,889,796)	8,205,426
Real Estate Securities Trust Series 0 - 1,277,698 shares (cost $13,145,460)	15,575,141
Real Estate Securities Trust Series 1 - 2,175,236 shares (cost $29,278,799)	26,668,398
Real Return Bond Trust Series 0 - 767,930 shares (cost $9,358,532)	9,468,581
Real Return Bond Trust Series 1 - 394,805 shares (cost $4,760,844)	4,931,108
Science & Technology Trust Series 0 - 312,242 shares (cost $4,672,503)	4,889,707
Science & Technology Trust Series 1 - 846,902 shares (cost $10,399,074)	13,211,665
Short Term Government Income Trust Series 0 - 703,656 shares (cost $9,171,421)	9,098,268
Short Term Government Income Trust Series 1 - 734,759 shares (cost $9,498,267)	9,500,432
Small Cap Growth Trust Series 0 - 855,012 shares (cost $7,149,220)	7,874,663
Small Cap Growth Trust Series 1 - 207,988 shares (cost $2,233,437)	1,909,333
Small Cap Index Trust Series 0 - 603,831 shares (cost $7,155,590)	7,946,418
Small Cap Index Trust Series 1 - 529,155 shares (cost $6,831,600)	6,958,383
Small Cap Opportunities Trust Series 0 - 154,532 shares (cost $2,631,303)	2,911,386
Small Cap Opportunities Trust Series 1 - 326,997 shares (cost $6,099,088)	6,193,327
Small Cap Value Trust Series 0 - 625,425 shares (cost $10,153,889)	11,820,534
Small Cap Value Trust Series 1 - 157,765 shares (cost $2,908,606)	2,986,486
Small Company Value Trust Series 0 - 505,538 shares (cost $7,326,156)	8,472,818
Small Company Value Trust Series 1 - 799,248 shares (cost $11,425,712)	13,435,366
Smaller Company Growth Trust Series 0 - 152,470 shares (cost $2,218,364)	2,494,407
Smaller Company Growth Trust Series 1 - 1,580,921 shares (cost $21,797,036)	25,832,249
Strategic Income Opportunities Trust Series 0 - 946,691 shares (cost $13,283,764)	12,041,909
Strategic Income Opportunities Trust Series 1 - 926,755 shares (cost $13,424,127)	11,816,132
Total Bond Market Trust B Series 0 - 1,317,421 shares (cost $13,634,165)	13,780,224
Total Return Trust Series 0 - 2,517,689 shares (cost $35,766,790)	34,643,403
Total Return Trust Series 1 - 2,158,349 shares (cost $30,019,285)	29,806,795
Total Stock Market Index Trust Series 0 - 497,764 shares (cost $5,126,326)	5,769,088
Total Stock Market Index Trust Series 1 - 496,207 shares (cost $5,447,439)	5,751,039
Ultra Short Term Bond Trust Series 0 - 102,567 shares (cost $1,266,763)	1,250,286
Ultra Short Term Bond Trust Series 1 - 16,792 shares (cost $207,392)	204,864
Utilities Trust Series 0 - 694,066 shares (cost $7,529,751)	8,266,330
Utilities Trust Series 1 - 360,181 shares (cost $4,278,060)	4,293,358
Value Trust Series 0 - 277,005 shares (cost $4,211,169)	4,587,197
Value Trust Series 1 - 832,498 shares (cost $14,838,954)	13,802,820

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2011

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:

Sub-accounts invested in Outside Trust portfolios:
All Asset Portfolio - 1,454,969 shares (cost $16,052,013)	$15,306,278
Brandes International Equity Trust - 454,519 shares (cost $5,142,786)	4,445,200
Business Opportunity Value Trust - 387,185 shares (cost $3,665,732)	3,809,898
Frontier Capital Appreciation Trust - 239,020 shares (cost $5,735,190)	5,098,291
Large Cap Growth Trust - 262,791 shares (cost $3,979,261)	4,230,941

Total assets	$2,319,563,096

Contract Owners’ Equity
Variable universal life insurance contracts	$2,319,563,096

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$1,461,774	$1,258,475	$401,437	$375,529

Net investment income (loss)	1,461,774	1,258,475	401,437	375,529

Realized gains (losses) on investments:
Capital gain distributions	—	—	65,855	—
Net realized gains (losses)	1,503,373	(1,034,649)	171,619	(87,358)

Realized gains (losses)	1,503,373	(1,034,649)	237,474	(87,358)
Unrealized appreciation (depreciation) during the period	(1,484,254)	9,627,155	(249,079)	3,387,938

Net increase (decrease) in assets from operations	1,480,893	9,850,981	389,832	3,676,109

Changes from principal transactions:
Transfer of net premiums	8,619,166	7,481,798	1,374,187	1,263,846
Transfer on terminations	(11,199,317)	(8,934,104)	(3,284,804)	(3,164,978)
Transfer on policy loans	(765,571)	(322,489)	(16,817)	(309,579)
Net interfund transfers	4,874,868	2,291,200	(722,415)	(531,737)

Net increase (decrease) in assets from principal transactions	1,529,146	516,405	(2,649,849)	(2,742,448)

Total increase (decrease) in assets	3,010,039	10,367,386	(2,260,017)	933,661

Assets, beginning of period	77,322,423	66,955,037	28,277,874	27,344,213

Assets, end of period	$80,332,462	$77,322,423	$26,017,857	$28,277,874

(bd)	Fund is one Series. Previously presented as Series 0 and Series 1.

See accompanying notes.

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (bd)	Year Ended Dec. 31/10 (bd)

$372,672	$338,914	$513,428	$685,612	$971,281	$587,027

372,672	338,914	513,428	685,612	971,281	587,027

—	—	—	—	—	—
111,809	78,796	67,025	39,965	307,320	741

111,809	78,796	67,025	39,965	307,320	741
(154,190)	56,322	(35,745)	489,988	(1,163,116)	365,402

330,291	474,032	544,708	1,215,565	115,485	953,170

1,090,315	623,696	315,276	331,089	4,418,151	837,482
(614,300)	(436,972)	(1,069,090)	(1,256,652)	(4,420,030)	(546,159)
(129,993)	70,585	24,207	5,962	(87,173)	(17,292)
1,400,609	1,327,902	251,989	(223,387)	4,369,758	3,478,878

1,746,631	1,585,211	(477,618)	(1,142,988)	4,280,706	3,752,909

2,076,922	2,059,243	67,090	72,577	4,396,191	4,706,079

4,861,357	2,802,114	9,347,485	9,274,908	10,910,087	6,204,008

$6,938,279	$4,861,357	$9,414,575	$9,347,485	$15,306,278	$10,910,087

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Core Trust Series 0		All Cap Core Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$15,430	$10,452	$82,263	$83,515

Net investment income (loss)	15,430	10,452	82,263	83,515

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	42,862	(37,800)	253,678	249,472

Realized gains (losses)	42,862	(37,800)	253,678	249,472
Unrealized appreciation (depreciation) during the period	(50,413)	140,154	(275,426)	663,886

Net increase (decrease) in assets from operations	7,879	112,806	60,515	996,873

Changes from principal transactions:
Transfer of net premiums	205,430	241,942	387,383	428,987
Transfer on terminations	(142,875)	(101,966)	(1,109,046)	(1,035,829)
Transfer on policy loans	(1,610)	(7,351)	63,367	(19,780)
Net interfund transfers	407,037	73,202	(147,569)	(276,204)

Net increase (decrease) in assets from principal transactions	467,982	205,827	(805,865)	(902,826)

Total increase (decrease) in assets	475,861	318,633	(745,350)	94,047

Assets, beginning of period	1,024,718	706,085	8,476,649	8,382,602

Assets, end of period	$1,500,579	$1,024,718	$7,731,299	$8,476,649

(b)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.

See accompanying notes.

Sub-Account
All Cap Growth Trust Series 0	All Cap Growth Trust Series 1	All Cap Value Trust Series 0
Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$1,595	$14,356	$20,953	$14,504

1,595	14,356	20,953	14,504

—	—	—	—
19,882	110,400	167,824	153,661

19,882	110,400	167,824	153,661
8,786	189,035	(468,573)	396,702

30,263	313,791	(279,796)	564,867

47,831	158,426	684,435	564,510
(34,699)	(685,485)	(516,759)	(382,977)
(23)	(35,395)	(24,486)	(32,038)
(624,537)	(7,208,168)	1,556,755	709,596

(611,428)	(7,770,622)	1,699,945	859,091

(581,165)	(7,456,831)	1,420,149	1,423,958

581,165	7,456,831	3,668,793	2,244,835

—	—	$5,088,942	$3,668,793

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust Series 1		Alpha Opportunities Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$13,034	$13,418	$2,828	$2,297

Net investment income (loss)	13,034	13,418	2,828	2,297

Realized gains (losses) on investments:
Capital gain distributions	—	—	230,899	44,534
Net realized gains (losses)	131,672	(252,809)	(253,707)	(3,391)

Realized gains (losses)	131,672	(252,809)	(22,808)	41,143
Unrealized appreciation (depreciation) during the period	(282,873)	829,926	(190,534)	51,308

Net increase (decrease) in assets from operations	(138,167)	590,535	(210,514)	94,748

Changes from principal transactions:
Transfer of net premiums	156,777	200,461	94,080	61,799
Transfer on terminations	(468,656)	(353,746)	(57,158)	(21,490)
Transfer on policy loans	(9,110)	(909)	277,550	—
Net interfund transfers	95,717	(11,255)	157,020	475,549

Net increase (decrease) in assets from principal transactions	(225,272)	(165,449)	471,492	515,858

Total increase (decrease) in assets	(363,439)	425,086	260,978	610,606

Assets, beginning of period	4,001,119	3,576,033	664,682	54,076

Assets, end of period	$3,637,680	$4,001,119	$925,660	$664,682

See accompanying notes.

Sub-Account
Alpha Opportunities Trust Series 1		American Asset Allocation Trust Series 1		American Blue Chip Income and Growth Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$622	$828	$491,316	$473,141	$152,536	$140,680

622	828	491,316	473,141	152,536	140,680

36,976	22,019	—	10,460	—	—
14,285	396	793,465	622,655	(485,158)	(978,664)

51,261	22,415	793,465	633,115	(485,158)	(978,664)
(63,189)	2,640	(983,229)	2,226,870	160,681	1,995,609

(11,306)	25,883	301,552	3,333,126	(171,941)	1,157,625

11,531	43,275	3,127,610	3,276,187	1,383,589	1,488,850
(18,278)	(5,712)	(3,590,609)	(3,353,264)	(833,049)	(730,635)
—	—	(115,683)	26,940	(296,064)	(235,916)
160,719	111,355	698,392	740,102	(204,222)	1,186,300

153,972	148,918	119,710	689,965	50,254	1,708,599

142,666	174,801	421,262	4,023,091	(121,687)	2,866,224

256,185	81,384	31,376,662	27,353,571	11,278,170	8,411,946

$398,851	$256,185	$31,797,924	$31,376,662	$11,156,483	$11,278,170

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Bond Trust Series 1		American Global Growth Trust Series 1
	Year Ended Dec. 31/11 (f)	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)
Income:
Dividend income distribution	—	$138,900	$4,469	$149

Net investment income (loss)	—	138,900	4,469	149

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	293,962	(84,345)	(1,281)	1

Realized gains (losses)	293,962	(84,345)	(1,281)	1
Unrealized appreciation (depreciation) during the period	(79,439)	254,443	(29,237)	131

Net increase (decrease) in assets from operations	214,523	308,998	(26,049)	281

Changes from principal transactions:
Transfer of net premiums	523,198	586,684	36,438	—
Transfer on terminations	(531,947)	(790,212)	(36,550)	(23)
Transfer on policy loans	(54,158)	12,274	—	—
Net interfund transfers	(5,458,507)	54,833	465,329	15,731

Net increase (decrease) in assets from principal transactions	(5,521,414)	(136,421)	465,217	15,708

Total increase (decrease) in assets	(5,306,891)	172,577	439,168	15,989

Assets, beginning of period	5,306,891	5,134,314	15,989	—

Assets, end of period	—	$5,306,891	$455,157	$15,989

(f)	Terminated as an investment option and funds transferred to Bond Trust on October 31, 2011.
(ba)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

See accompanying notes.

Sub-Account
American Global Small Capitalization Trust Series 1		American Growth Trust Series 1		American Growth-Income Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$2,657	$636	$102,698	$138,662	$599,295	$550,629

2,657	636	102,698	138,662	599,295	550,629

—	—	—	—	—	—
(1,548)	14	(1,452,276)	(2,483,227)	1,031,549	(2,069,035)

(1,548)	14	(1,452,276)	(2,483,227)	1,031,549	(2,069,035)
(49,281)	1,425	(706,902)	9,279,598	(2,641,376)	6,764,463

(48,172)	2,075	(2,056,480)	6,935,033	(1,010,532)	5,246,057

65,711	7	4,251,908	3,977,518	4,323,529	4,649,107
(22,613)	(557)	(4,430,600)	(3,770,783)	(6,041,864)	(6,993,455)
—	—	(405,767)	(240,274)	(176,561)	(288,340)
213,580	55,230	(850,901)	906,714	(690,782)	(694,229)

256,678	54,680	(1,435,360)	873,175	(2,585,678)	(3,326,917)

208,506	56,755	(3,491,840)	7,808,208	(3,596,210)	1,919,140

56,755	—	45,296,462	37,488,254	52,511,665	50,592,525

$265,261	$56,755	$41,804,622	$45,296,462	$48,915,455	$52,511,665

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American High-Income Bond Trust Series 1		American International Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$35,009	$491	$495,817	$573,701

Net investment income (loss)	35,009	491	495,817	573,701

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(2,987)	—	(2,478,400)	(3,045,873)

Realized gains (losses)	(2,987)	—	(2,478,400)	(3,045,873)
Unrealized appreciation (depreciation) during the period	(32,613)	(425)	(3,311,029)	4,922,870

Net increase (decrease) in assets from operations	(591)	66	(5,293,612)	2,450,698

Changes from principal transactions:
Transfer of net premiums	30,942	1	3,581,692	3,326,509
Transfer on terminations	(17,500)	(8)	(3,298,966)	(2,952,122)
Transfer on policy loans	(1,248)	—	(302,299)	(489,411)
Net interfund transfers	494,430	7,355	210,412	2,630,797

Net increase (decrease) in assets from principal transactions	506,624	7,348	190,839	2,515,773

Total increase (decrease) in assets	506,033	7,414	(5,102,773)	4,966,471

Assets, beginning of period	7,414	—	36,912,554	31,946,083

Assets, end of period	$513,447	$7,414	$31,809,781	$36,912,554

(ba)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.
(a)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
American New World Trust Series 1		Balanced Trust Series 0		Balanced Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)

$43,629	$23,035	$16,035	$5,125	$3,597	$1,679

43,629	23,035	16,035	5,125	3,597	1,679

—	—	5,554	6,329	1,171	3,011
12,297	102,553	12,832	2,610	855	(106)

12,297	102,553	18,386	8,939	2,026	2,905
(533,555)	190,278	(35,019)	48,397	(3,492)	11,152

(477,629)	315,866	(598)	62,461	2,131	15,736

421,594	147,196	131,545	75,491	11,196	7,351
(280,372)	(101,037)	(68,776)	(32,954)	(20,878)	(27,027)
(9,879)	(1,179)	(1,781)	—	—	—
1,210,713	1,293,172	442,827	380,648	53,381	226,158

1,342,056	1,338,152	503,815	423,185	43,699	206,482

864,427	1,654,018	503,217	485,646	45,830	222,218

2,160,691	506,673	638,959	153,313	222,218	—

$3,025,118	$2,160,691	$1,142,176	$638,959	$268,048	$222,218

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Blue Chip Growth Trust Series 0		Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$2,167	$8,590	$2,236	$23,513

Net investment income (loss)	2,167	8,590	2,236	23,513

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	394,595	(26,416)	1,505,738	1,414,966

Realized gains (losses)	394,595	(26,416)	1,505,738	1,414,966
Unrealized appreciation (depreciation) during the period	(254,573)	1,558,152	(1,117,268)	2,768,947

Net increase (decrease) in assets from operations	142,189	1,540,326	390,706	4,207,426

Changes from principal transactions:
Transfer of net premiums	2,359,920	1,942,498	1,504,487	1,670,079
Transfer on terminations	(1,329,638)	(1,078,077)	(4,088,703)	(4,553,440)
Transfer on policy loans	(242,011)	(140,177)	49,264	(354,956)
Net interfund transfers	2,580,154	1,614,690	735,056	(497,007)

Net increase (decrease) in assets from principal transactions	3,368,425	2,338,934	(1,799,896)	(3,735,324)

Total increase (decrease) in assets	3,510,614	3,879,260	(1,409,190)	472,102

Assets, beginning of period	11,825,120	7,945,860	30,005,516	29,533,414

Assets, end of period	$15,335,734	$11,825,120	$28,596,326	$30,005,516

(e)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

See accompanying notes.

Sub-Account
Bond Trust Series 0	Bond Trust Series 1	Brandes International Equity Trust
Year Ended Dec. 31/11 (e)	Year Ended Dec. 31/11 (e)	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$112,593	$23,407	$153,408	$117,153

112,593	23,407	153,408	117,153

—	—	—	—
500	196	(4,912)	(115,393)

500	196	(4,912)	(115,393)
(77,541)	(16,188)	(796,795)	187,296

35,552	7,415	(648,299)	189,056

138,928	3,601	567,895	560,272
(64,692)	(48,763)	(456,320)	(252,126)
(427)	250	(80,855)	(3,766)
4,276,063	959,068	1,350,739	1,014,349

4,349,872	914,156	1,381,459	1,318,729

4,385,424	921,571	733,160	1,507,785

—	—	3,712,040	2,204,255

$4,385,424	$921,571	$4,445,200	$3,712,040

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Business Opportunity Value Trust		Capital Appreciation Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$13,504	$16,887	$11,008	$14,689

Net investment income (loss)	13,504	16,887	11,008	14,689

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	50,627	(52,399)	531,136	108,609

Realized gains (losses)	50,627	(52,399)	531,136	108,609
Unrealized appreciation (depreciation) during the period	(224,571)	316,685	(543,423)	769,770

Net increase (decrease) in assets from operations	(160,440)	281,173	(1,279)	893,068

Changes from principal transactions:
Transfer of net premiums	548,561	387,319	1,124,028	1,166,902
Transfer on terminations	(357,302)	(219,173)	(779,035)	(611,350)
Transfer on policy loans	16,059	(4,102)	(158,256)	(10,677)
Net interfund transfers	553,273	753,750	884,303	1,696,178

Net increase (decrease) in assets from principal transactions	760,591	917,794	1,071,040	2,241,053

Total increase (decrease) in assets	600,151	1,198,967	1,069,761	3,134,121

Assets, beginning of period	3,209,747	2,010,780	8,728,028	5,593,907

Assets, end of period	$3,809,898	$3,209,747	$9,797,789	$8,728,028

See accompanying notes.

Sub-Account
Capital Appreciation Trust Series 1		Capital Appreciation Value Trust Series 0		Capital Appreciation Value Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$18,863	$32,570	$81,852	$33,380	$6,934	$6,546

18,863	32,570	81,852	33,380	6,934	6,546

—	—	64,615	234,319	7,229	49,383
622,263	(79,769)	41,541	45,980	3,400	6,533

622,263	(79,769)	106,156	280,299	10,629	55,916
(639,918)	2,454,413	(82,979)	(76,744)	4,577	(14,230)

1,208	2,407,214	105,029	236,935	22,140	48,232

1,402,930	1,567,465	1,584,004	373,946	2,056	11,193
(2,873,234)	(2,511,821)	(345,528)	(149,366)	(43,819)	(16,399)
(40,144)	(331,935)	(5,461)	22,458	—	—
(186,397)	6,816,719	2,177,915	771,152	54,680	298,026

(1,696,845)	5,540,428	3,410,930	1,018,190	12,917	292,820

(1,695,637)	7,947,642	3,515,959	1,255,125	35,057	341,052

26,164,810	18,217,168	2,297,647	1,042,522	466,373	125,321

$24,469,173	$26,164,810	$5,813,606	$2,297,647	$501,430	$466,373

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Allocation Plus Trust Series 0		Core Allocation Plus Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$93,279	$46,542	$2,238	$1,485

Net investment income (loss)	93,279	46,542	2,238	1,485

Realized gains (losses) on investments:
Capital gain distributions	312,565	44,766	8,255	1,984
Net realized gains (losses)	47,864	38,701	2,280	1,184

Realized gains (losses)	360,429	83,467	10,535	3,168
Unrealized appreciation (depreciation) during the period	(600,663)	214,870	(16,742)	7,550

Net increase (decrease) in assets from operations	(146,955)	344,879	(3,969)	12,203

Changes from principal transactions:
Transfer of net premiums	1,925,540	1,258,530	2,627	2,752
Transfer on terminations	(322,147)	(196,073)	(9,309)	(10,007)
Transfer on policy loans	(2,559)	(198)	—	—
Net interfund transfers	973,013	914,332	33,142	14,202

Net increase (decrease) in assets from principal transactions	2,573,847	1,976,591	26,460	6,947

Total increase (decrease) in assets	2,426,892	2,321,470	22,491	19,150

Assets, beginning of period	4,222,288	1,900,818	139,586	120,436

Assets, end of period	$6,649,180	$4,222,288	$162,077	$139,586

(l)	Terminated as an investment option and funds tranferred to Lifestyle Growth Trust on October 31, 2011.

See accompanying notes.

Sub-Account
Core Bond Trust Series 0		Core Bond Trust Series 1		Core Diversified Growth & Income Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (l)	Year Ended Dec. 31/10

$53,348	$36,390	$42,697	$20,259	$45,090	$20,742

53,348	36,390	42,697	20,259	45,090	20,742

38,880	14,327	36,387	6,987	22,847	3,425
37,489	71,811	(2,420)	95,720	70,594	2,397

76,369	86,138	33,967	102,707	93,441	5,822
(37,797)	(8,940)	2,923	(60,324)	(64,842)	65,298

91,920	113,588	79,587	62,642	73,689	91,862

133,575	206,651	56,060	63,897	1,010,531	128,376
(73,256)	(185,672)	(111,904)	(282,204)	(199,748)	(90,601)
(912)	38,387	26,414	(36,717)	(45)	—
500,478	(427,501)	717,076	(81,672)	(2,288,707)	1,064,480

559,885	(368,135)	687,646	(336,696)	(1,477,969)	1,102,255

651,805	(254,547)	767,233	(274,054)	(1,404,280)	1,194,117

1,235,635	1,490,182	726,899	1,000,953	1,404,280	210,163

$1,887,440	$1,235,635	$1,494,132	$726,899	—	$1,404,280

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Strategy Trust Series 0		Core Strategy Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$502,688	$235,087	$2,803	$1,129

Net investment income (loss)	502,688	235,087	2,803	1,129

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	271,452	127,236	750	8,550

Realized gains (losses)	271,452	127,236	750	8,550
Unrealized appreciation (depreciation) during the period	(823,206)	561,403	(2,572)	(2,932)

Net increase (decrease) in assets from operations	(49,066)	923,726	981	6,747

Changes from principal transactions:
Transfer of net premiums	4,250,147	1,654,827	1,441	1,458
Transfer on terminations	(2,157,749)	(848,432)	(8,553)	(5,853)
Transfer on policy loans	(148,238)	(8,045)	—	—
Net interfund transfers	9,222,758	6,548,915	77,932	(25,782)

Net increase (decrease) in assets from principal transactions	11,166,918	7,347,265	70,820	(30,177)

Total increase (decrease) in assets	11,117,852	8,270,991	71,801	(23,430)

Assets, beginning of period	10,719,577	2,448,586	52,207	75,637

Assets, end of period	$21,837,429	$10,719,577	$124,008	$52,207

See accompanying notes.

Sub-Account
Disciplined Diversification Trust Series 0		Disciplined Diversification Trust Series 1		Emerging Markets Value Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$337,606	$176,708	$4,200	$3,160	$165,635	$87,504

337,606	176,708	4,200	3,160	165,635	87,504

62,624	—	842	—	1,386,846	107,934
254,517	269,148	4,378	9,989	(1,088,442)	254,706

317,141	269,148	5,220	9,989	298,404	362,640
(957,376)	749,540	(12,817)	4,292	(3,833,182)	736,370

(302,629)	1,195,396	(3,397)	17,441	(3,369,143)	1,186,514

2,943,938	1,804,868	13,159	10,395	1,464,312	625,095
(1,053,520)	(718,644)	(35,065)	(8,559)	(788,284)	(491,731)
75,534	14,474	—	—	193,951	(14,917)
1,909,048	2,956,233	2,738	108,658	1,387,411	5,519,045

3,875,000	4,056,931	(19,168)	110,494	2,257,390	5,637,492

3,572,371	5,252,327	(22,565)	127,935	(1,111,753)	6,824,006

11,579,775	6,327,448	210,581	82,646	9,226,107	2,402,101

$15,152,146	$11,579,775	$188,016	$210,581	$8,114,354	$9,226,107

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust Series 1		Equity-Income Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$118,641	$98,365	$624,707	$298,361

Net investment income (loss)	118,641	98,365	624,707	298,361

Realized gains (losses) on investments:
Capital gain distributions	950,799	148,931	—	—
Net realized gains (losses)	1,034,539	1,013,896	153,717	(488,200)

Realized gains (losses)	1,985,338	1,162,827	153,717	(488,200)
Unrealized appreciation (depreciation) during the period	(4,452,623)	168,194	(2,019,350)	2,249,921

Net increase (decrease) in assets from operations	(2,348,644)	1,429,386	(1,240,926)	2,060,082

Changes from principal transactions:
Transfer of net premiums	416,207	333,490	3,605,336	1,778,888
Transfer on terminations	(377,081)	(527,513)	(2,158,464)	(1,131,400)
Transfer on policy loans	(5,597)	(222,564)	(366,815)	(27,213)
Net interfund transfers	(823,283)	1,179,755	16,228,561	2,684,083

Net increase (decrease) in assets from principal transactions	(789,754)	763,168	17,308,618	3,304,358

Total increase (decrease) in assets	(3,138,398)	2,192,554	16,067,692	5,364,440

Assets, beginning of period	9,523,826	7,331,272	16,850,942	11,486,502

Assets, end of period	$6,385,428	$9,523,826	$32,918,634	$16,850,942

See accompanying notes.

Sub-Account
Equity-Income Trust Series 1		Financial Services Trust Series 0		Financial Services Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$734,731	$660,272	$55,289	$9,127	$33,286	$8,390

734,731	660,272	55,289	9,127	33,286	8,390

—	—	—	—	—	—
(1,039,088)	(1,483,426)	49,139	(20,193)	381,851	(103,151)

(1,039,088)	(1,483,426)	49,139	(20,193)	381,851	(103,151)
(491,978)	5,827,260	(417,003)	297,450	(580,402)	415,320

(796,335)	5,004,106	(312,575)	286,384	(165,265)	320,559

1,998,872	1,745,003	374,482	365,259	113,350	161,513
(4,414,472)	(5,145,161)	(337,482)	(257,880)	(356,446)	(291,926)
53,826	(270,643)	(28,871)	(28,718)	23,741	(11,197)
5,793,289	859,308	539,480	367,110	(572,996)	405,369

3,431,515	(2,811,493)	547,609	445,771	(792,351)	263,759

2,635,180	2,192,613	235,034	732,155	(957,616)	584,318

37,216,943	35,024,330	2,695,924	1,963,769	2,762,292	2,177,974

$39,852,123	$37,216,943	$2,930,958	$2,695,924	$1,804,676	$2,762,292

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0		Franklin Templeton Founding Allocation Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$257,842	$215,300	$10,462	$13,291

Net investment income (loss)	257,842	215,300	10,462	13,291

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	173,647	142,350	20,499	10,486

Realized gains (losses)	173,647	142,350	20,499	10,486
Unrealized appreciation (depreciation) during the period	(552,645)	118,826	(29,225)	9,218

Net increase (decrease) in assets from operations	(121,156)	476,476	1,736	32,995

Changes from principal transactions:
Transfer of net premiums	2,076,711	1,174,512	3,394	5,222
Transfer on terminations	(778,428)	(581,120)	(67,041)	(11,400)
Transfer on policy loans	(38,076)	(10,432)	—	—
Net interfund transfers	1,233,241	1,937,113	37,334	6,247

Net increase (decrease) in assets from principal transactions	2,493,448	2,520,073	(26,313)	69

Total increase (decrease) in assets	2,372,292	2,996,549	(24,577)	33,064

Assets, beginning of period	5,967,519	2,970,970	366,286	333,222

Assets, end of period	$8,339,811	$5,967,519	$341,709	$366,286

(m)	Fund renamed on June 27, 2011. Previously known as Optimized All Cap Trust.

See accompanying notes.

Sub-Account
Frontier Capital Appreciation Trust		Fundamental All Cap Core Trust Series 0		Fundamental All Cap Core Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10

—	$4,554	$80,261	$76,372	$8,512	$8,199

—	4,554	80,261	76,372	8,512	8,199

581,968	—	—	—	—	—
273,204	11,944	(55,302)	(131,764)	128,179	(85,545)

855,172	11,944	(55,302)	(131,764)	128,179	(85,545)
(1,311,888)	619,791	(191,578)	1,197,462	(133,990)	205,528

(456,716)	636,289	(166,619)	1,142,070	2,701	128,182

788,408	450,552	968,147	859,429	39,846	38,520
(484,346)	(204,993)	(1,260,937)	(873,268)	(29,087)	(24,319)
(32,486)	(1,979)	(114,642)	1,546	258	280
1,908,494	901,303	84,739	837,033	(59,995)	83,485

2,180,070	1,144,883	(322,693)	824,740	(48,978)	97,966

1,723,354	1,781,172	(489,312)	1,966,810	(46,277)	226,148

3,374,937	1,593,765	7,303,047	5,336,237	811,038	584,890

$5,098,291	$3,374,937	$6,813,735	$7,303,047	$764,761	$811,038

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental Holdings Trust Series 1		Fundamental Large Cap Value Trust Series 0
	Year Ended Dec. 31/11 (v)	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (u)	Year Ended Dec. 31/10
Income:
Dividend income distribution	$45,601	$26,200	$3,722	$5,151

Net investment income (loss)	45,601	26,200	3,722	5,151

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	17,997	4,567	239	(9,953)

Realized gains (losses)	17,997	4,567	239	(9,953)
Unrealized appreciation (depreciation) during the period	(103,217)	111,247	5,386	38,325

Net increase (decrease) in assets from operations	(39,619)	142,014	9,347	33,523

Changes from principal transactions:
Transfer of net premiums	560,226	262,967	64,146	43,774
Transfer on terminations	(227,722)	(84,207)	(38,735)	(24,545)
Transfer on policy loans	(1,050)	(3,255)	(2,632)	(1,442)
Net interfund transfers	827,225	1,094,430	61,630	29,987

Net increase (decrease) in assets from principal transactions	1,158,679	1,269,935	84,409	47,774

Total increase (decrease) in assets	1,119,060	1,411,949	93,756	81,297

Assets, beginning of period	1,785,981	374,032	272,999	191,702

Assets, end of period	$2,905,041	$1,785,981	$366,755	$272,999

(v)	Fund renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.
(u)	Fund renamed on June 27, 2011. Previously known as Optimized Value Trust.

See accompanying notes.

Sub-Account
Fundamental Large Cap Value Trust Series 1		Fundamental Value Trust Series 0		Fundamental Value Trust Series 1
Year Ended Dec. 31/11 (u)	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$2,471	$5,641	$81,413	$90,740	$248,272	$350,758

2,471	5,641	81,413	90,740	248,272	350,758

—	—	—	—	—	—
30,199	(76,815)	43,485	(217,565)	1,067,533	(588,314)

30,199	(76,815)	43,485	(217,565)	1,067,533	(588,314)
(23,118)	111,910	(529,626)	1,072,645	(2,413,004)	4,162,403

9,552	40,736	(404,728)	945,820	(1,097,199)	3,924,847

8,100	9,670	1,057,777	983,610	1,954,336	2,215,485
(61,676)	(31,531)	(705,629)	(525,028)	(4,408,280)	(5,577,099)
—	—	(69,585)	(139,083)	(10,083)	(111,014)
(29,214)	(341,132)	788,116	(29,594)	(724,371)	(1,227,228)

(82,790)	(362,993)	1,070,679	289,905	(3,188,398)	(4,699,856)

(73,238)	(322,257)	665,951	1,235,725	(4,285,597)	(775,009)

315,178	637,435	8,179,935	6,944,210	33,146,677	33,921,686

$241,940	$315,178	$8,845,886	$8,179,935	$28,861,080	$33,146,677

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Bond Trust Series 0		Global Bond Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$1,205,593	$472,831	$478,570	$274,865

Net investment income (loss)	1,205,593	472,831	478,570	274,865

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	101,084	(258,563)	(433,301)	(487,621)

Realized gains (losses)	101,084	(258,563)	(433,301)	(487,621)
Unrealized appreciation (depreciation) during the period	86,855	873,884	626,279	996,691

Net increase (decrease) in assets from operations	1,393,532	1,088,152	671,548	783,935

Changes from principal transactions:
Transfer of net premiums	2,222,283	1,590,959	361,118	418,806
Transfer on terminations	(1,449,587)	(1,181,517)	(1,011,412)	(1,441,089)
Transfer on policy loans	(234,382)	54,304	111,790	(48,839)
Net interfund transfers	4,096,627	3,522,191	(401,922)	97,796

Net increase (decrease) in assets from principal transactions	4,634,941	3,985,937	(940,426)	(973,326)

Total increase (decrease) in assets	6,028,473	5,074,089	(268,878)	(189,391)

Assets, beginning of period	14,332,298	9,258,209	7,758,500	7,947,891

Assets, end of period	$20,360,771	$14,332,298	$7,489,622	$7,758,500

(w)	Fund renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.

See accompanying notes.

Sub-Account
Global Diversification Trust Series 1		Global Trust Series 0		Global Trust Series 1
Year Ended Dec. 31/11 (w)	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$142,493	$90,447	$78,155	$46,829	$159,120	$120,394

142,493	90,447	78,155	46,829	159,120	120,394

—	—	—	—	—	—
29,218	75,424	15,099	(78,686)	78,203	95,807

29,218	75,424	15,099	(78,686)	78,203	95,807
(732,634)	292,158	(310,260)	239,902	(657,062)	335,069

(560,923)	458,029	(217,006)	208,045	(419,739)	551,270

1,239,906	514,165	388,473	321,135	290,710	344,773
(804,112)	(239,487)	(319,605)	(219,428)	(898,523)	(1,401,656)
14,274	(2,975)	(87,234)	(19,206)	(15,215)	(120,079)
2,493,020	3,491,302	483,552	270,178	99,742	58,234

2,943,088	3,763,005	465,186	352,679	(523,286)	(1,118,728)

2,382,165	4,221,034	248,180	560,724	(943,025)	(567,458)

4,887,651	666,617	3,099,757	2,539,033	8,119,788	8,687,246

$7,269,816	$4,887,651	$3,347,937	$3,099,757	$7,176,763	$8,119,788

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Health Sciences Trust Series 0		Health Sciences Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	—	—	—	—

Net investment income (loss)	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions	64,396	—	66,765	—
Net realized gains (losses)	449,887	44,041	804,192	905,253

Realized gains (losses)	514,283	44,041	870,957	905,253
Unrealized appreciation (depreciation) during the period	17,103	579,712	(281,701)	(124,722)

Net increase (decrease) in assets from operations	531,386	623,753	589,256	780,531

Changes from principal transactions:
Transfer of net premiums	693,477	576,013	270,577	268,571
Transfer on terminations	(536,791)	(424,658)	(514,857)	(449,589)
Transfer on policy loans	(126,342)	(89,833)	(40,905)	(32,960)
Net interfund transfers	1,104,742	697,600	613,873	(2,096,765)

Net increase (decrease) in assets from principal transactions	1,135,086	759,122	328,688	(2,310,743)

Total increase (decrease) in assets	1,666,472	1,382,875	917,944	(1,530,212)

Assets, beginning of period	4,687,298	3,304,423	4,582,678	6,112,890

Assets, end of period	$6,353,770	$4,687,298	$5,500,622	$4,582,678

See accompanying notes.

Sub-Account
High Yield Trust Series 0		High Yield Trust Series 1		International Core Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$1,132,587	$3,440,453	$1,130,393	$5,188,418	$144,210	$99,986

1,132,587	3,440,453	1,130,393	5,188,418	144,210	99,986

—	—	—	—	—	—
(1,078,582)	407,589	(608,405)	(840,631)	(349,529)	(380,204)

(1,078,582)	407,589	(608,405)	(840,631)	(349,529)	(380,204)
(97,741)	(3,194,040)	(350,905)	(2,973,453)	(340,470)	803,538

(43,736)	654,002	171,083	1,374,334	(545,789)	523,320

1,546,076	916,150	746,099	842,748	546,996	690,521
(1,142,815)	(688,973)	(1,576,353)	(1,785,157)	(521,188)	(423,733)
536,418	(88,094)	(622,995)	(769,891)	(31,540)	(79,178)
1,781,274	3,449,635	(697,625)	3,424,741	448,618	461,549

2,720,953	3,588,718	(2,150,874)	1,712,441	442,886	649,159

2,677,217	4,242,720	(1,979,791)	3,086,775	(102,903)	1,172,479

9,607,893	5,365,173	14,466,302	11,379,527	5,454,795	4,282,316

$12,285,110	$9,607,893	$12,486,511	$14,466,302	$5,351,892	$5,454,795

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Core Trust Series 1		International Equity Index Trust A Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bb)
Income:
Dividend income distribution	$360,388	$303,319	$163,662	$96,306

Net investment income (loss)	360,388	303,319	163,662	96,306

Realized gains (losses) on investments:
Capital gain distributions	—	—	112,771	1,104,528
Net realized gains (losses)	(411,029)	(169,872)	(365,703)	(244,045)

Realized gains (losses)	(411,029)	(169,872)	(252,932)	860,483
Unrealized appreciation (depreciation) during the period	(1,328,854)	1,339,285	(761,470)	(495,905)

Net increase (decrease) in assets from operations	(1,379,495)	1,472,732	(850,740)	460,884

Changes from principal transactions:
Transfer of net premiums	729,939	862,839	655,262	371,424
Transfer on terminations	(2,180,438)	(2,303,401)	(337,103)	(234,246)
Transfer on policy loans	(10,241)	22,087	(56,679)	(12,652)
Net interfund transfers	(628,193)	102,963	401,924	4,076,269

Net increase (decrease) in assets from principal transactions	(2,088,933)	(1,315,512)	663,404	4,200,795

Total increase (decrease) in assets	(3,468,428)	157,220	(187,336)	4,661,679

Assets, beginning of period	17,079,150	16,921,930	4,661,679	—

Assets, end of period	$13,610,722	$17,079,150	$4,474,343	$4,661,679

(bb)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

See accompanying notes.

Sub-Account
International Equity Index Trust A Series 1		International Equity Index Trust B Series 0		International Opportunities Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$479,337	$317,576	$596,959	$335,983	$48,440	$71,850

479,337	317,576	596,959	335,983	48,440	71,850

352,628	4,311,600	—	—	—	—
(298,351)	(2,902,648)	(254,186)	(410,413)	(47,665)	(275,881)

54,277	1,408,952	(254,186)	(410,413)	(47,665)	(275,881)
(2,750,420)	(255,218)	(2,748,378)	1,515,545	(1,085,839)	879,328

(2,216,806)	1,471,310	(2,405,605)	1,441,115	(1,085,064)	675,297

770,511	748,934	2,928,384	1,999,009	791,726	704,105
(1,306,155)	(1,662,461)	(1,563,750)	(1,099,422)	(468,508)	(521,764)
18,195	(44,839)	(45,761)	(40,947)	280,789	110,276
(40,920)	8,074,261	1,943,135	2,083,084	287,285	561,722

(558,369)	7,115,895	3,262,008	2,941,724	891,292	854,339

(2,775,175)	8,587,205	856,403	4,382,839	(193,772)	1,529,636

15,918,574	7,331,369	14,592,460	10,209,621	5,295,682	3,766,046

$13,143,399	$15,918,574	$15,448,863	$14,592,460	$5,101,910	$5,295,682

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Opportunities Trust Series 1		International Small Company Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$19,661	$48,314	$112,373	$133,802

Net investment income (loss)	19,661	48,314	112,373	133,802

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	148,776	302,657	39,934	70,702

Realized gains (losses)	148,776	302,657	39,934	70,702
Unrealized appreciation (depreciation) during the period	(593,644)	52,166	(1,366,365)	813,720

Net increase (decrease) in assets from operations	(425,207)	403,137	(1,214,058)	1,018,224

Changes from principal transactions:
Transfer of net premiums	173,852	222,987	966,686	874,608
Transfer on terminations	(342,125)	(175,834)	(591,536)	(481,719)
Transfer on policy loans	(29,832)	(308,435)	311,346	(22,345)
Net interfund transfers	(1,111,569)	(303,322)	793,122	(466,399)

Net increase (decrease) in assets from principal transactions	(1,309,674)	(564,604)	1,479,618	(95,855)

Total increase (decrease) in assets	(1,734,881)	(161,467)	265,560	922,369

Assets, beginning of period	3,910,999	4,072,466	5,355,455	4,433,086

Assets, end of period	$2,176,118	$3,910,999	$5,621,015	$5,355,455

See accompanying notes.

Sub-Account
International Small Company Trust Series 1		International Value Trust Series 0		International Value Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$113,570	$193,703	$324,089	$218,558	$408,876	$356,106

113,570	193,703	324,089	218,558	408,876	356,106

—	—	—	—	—	—
176,381	(60,165)	(271,409)	(364,492)	(1,503,086)	(1,849,575)

176,381	(60,165)	(271,409)	(364,492)	(1,503,086)	(1,849,575)
(1,417,947)	1,348,395	(1,636,061)	1,052,288	(928,910)	2,795,125

(1,127,996)	1,481,933	(1,583,381)	906,354	(2,023,120)	1,301,656

368,167	489,210	1,663,370	1,412,321	834,803	895,422
(905,246)	(1,846,553)	(899,941)	(759,717)	(2,108,173)	(2,457,769)
31,788	(15,790)	(132,190)	(61,534)	(33,491)	(238,563)
(447,707)	(1,412,576)	732,854	3,510,850	(1,262,900)	(593,547)

(952,998)	(2,785,709)	1,364,093	4,101,920	(2,569,761)	(2,394,457)

(2,080,994)	(1,303,776)	(219,288)	5,008,274	(4,592,881)	(1,092,801)

7,959,249	9,263,025	11,473,265	6,464,991	19,105,464	20,198,265

$5,878,255	$7,959,249	$11,253,977	$11,473,265	$14,512,583	$19,105,464

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Investment Quality Bond Trust Series 0		Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$257,889	$264,774	$643,671	$846,828

Net investment income (loss)	257,889	264,774	643,671	846,828

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	51,777	83,080	(10,586)	(251,286)

Realized gains (losses)	51,777	83,080	(10,586)	(251,286)
Unrealized appreciation (depreciation) during the period	123,225	(31,062)	608,458	636,082

Net increase (decrease) in assets from operations	432,891	316,792	1,241,543	1,231,624

Changes from principal transactions:
Transfer of net premiums	931,356	857,965	603,811	707,816
Transfer on terminations	(490,671)	(589,333)	(2,149,545)	(3,169,417)
Transfer on policy loans	(8,939)	167,424	(53,546)	(231,539)
Net interfund transfers	316,866	450,593	(353,201)	108,814

Net increase (decrease) in assets from principal transactions	748,612	886,649	(1,952,481)	(2,584,326)

Total increase (decrease) in assets	1,181,503	1,203,441	(710,938)	(1,352,702)

Assets, beginning of period	5,097,118	3,893,677	16,144,443	17,497,145

Assets, end of period	$6,278,621	$5,097,118	$15,433,505	$16,144,443

See accompanying notes.

Sub-Account
Large Cap Growth Trust		Large Cap Trust Series 0		Large Cap Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

—	$6,469	$49,771	$25,365	$182,668	$147,285

—	6,469	49,771	25,365	182,668	147,285

—	—	—	—	—	—
149,600	(28,028)	14,687	(39,103)	(678,931)	(799,845)

149,600	(28,028)	14,687	(39,103)	(678,931)	(799,845)
(209,588)	428,270	(124,824)	287,280	266,360	2,433,325

(59,988)	406,711	(60,366)	273,542	(229,903)	1,780,765

742,809	350,158	550,526	362,126	867,746	884,910
(383,843)	(186,705)	(336,150)	(321,119)	(2,217,347)	(2,039,392)
27,532	(5,106)	337,521	168,494	62,461	2,988
1,344,708	613,912	230,017	584,911	(448,664)	(41,001)

1,731,206	772,259	781,914	794,412	(1,735,804)	(1,192,495)

1,671,218	1,178,970	721,548	1,067,954	(1,965,707)	588,270

2,559,723	1,380,753	2,590,389	1,522,435	14,679,411	14,091,141

$4,230,941	$2,559,723	$3,311,937	$2,590,389	$12,713,704	$14,679,411

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Value Trust Series 0		Large Cap Value Trust Series 1
	Year Ended Dec. 31/11 (k)	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (k)	Year Ended Dec. 31/10
Income:
Dividend income distribution	$67,378	$148,533	$35,562	$84,392

Net investment income (loss)	67,378	148,533	35,562	84,392

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	1,526,674	(347,519)	1,114,731	(1,137,488)

Realized gains (losses)	1,526,674	(347,519)	1,114,731	(1,137,488)
Unrealized appreciation (depreciation) during the period	(598,522)	1,316,457	(590,182)	1,709,876

Net increase (decrease) in assets from operations	995,530	1,117,471	560,111	656,780

Changes from principal transactions:
Transfer of net premiums	721,284	1,831,162	111,982	624,991
Transfer on terminations	(329,820)	(1,025,647)	(314,745)	(759,555)
Transfer on policy loans	3,400	126,077	(90,405)	(19,737)
Net interfund transfers	(13,858,267)	656,135	(7,681,069)	(477,954)

Net increase (decrease) in assets from principal transactions	(13,463,403)	1,587,727	(7,974,237)	(632,255)

Total increase (decrease) in assets	(12,467,873)	2,705,198	(7,414,126)	24,525

Assets, beginning of period	12,467,873	9,762,675	7,414,126	7,389,601

Assets, end of period	—	$12,467,873	—	$7,414,126

(k)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2011.

See accompanying notes.

Sub-Account
Lifestyle Aggressive Trust Series 0		Lifestyle Aggressive Trust Series 1		Lifestyle Balanced Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$1,872,378	$1,313,896	$292,109	$321,677	$7,134,940	$4,646,661

1,872,378	1,313,896	292,109	321,677	7,134,940	4,646,661

—	—	—	—	—	—
(140,297)	(1,834,206)	(761,462)	(1,189,834)	(1,343,769)	(2,344,258)

(140,297)	(1,834,206)	(761,462)	(1,189,834)	(1,343,769)	(2,344,258)
(8,499,248)	10,512,522	(638,539)	3,508,405	(4,640,533)	14,405,946

(6,767,167)	9,992,212	(1,107,892)	2,640,248	1,150,638	16,708,349

16,233,118	12,682,250	1,193,322	1,329,486	28,501,226	24,901,012
(9,771,760)	(7,980,413)	(2,578,344)	(2,484,165)	(20,571,505)	(16,844,495)
(904,482)	(822,773)	(146,272)	112,974	(2,249,291)	(1,092,281)
25,023,732	4,648,738	(49,224)	(1,350,788)	25,358,876	27,022,175

30,580,608	8,527,802	(1,580,518)	(2,392,493)	31,039,306	33,986,411

23,813,441	18,520,014	(2,688,410)	247,755	32,189,944	50,694,760

72,955,593	54,435,579	18,178,383	17,930,628	174,502,129	123,807,369

$96,769,034	$72,955,593	$15,489,973	$18,178,383	$206,692,073	$174,502,129

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Balanced Trust Series 1		Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$2,168,170	$1,801,680	$912,659	$497,658

Net investment income (loss)	2,168,170	1,801,680	912,659	497,658

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,387,202)	(1,928,433)	780,926	193,278

Realized gains (losses)	(1,387,202)	(1,928,433)	780,926	193,278
Unrealized appreciation (depreciation) during the period	(338,976)	7,421,109	(881,370)	746,004

Net increase (decrease) in assets from operations	441,992	7,294,356	812,215	1,436,940

Changes from principal transactions:
Transfer of net premiums	3,217,565	3,676,828	2,697,238	1,579,254
Transfer on terminations	(8,050,792)	(7,383,204)	(2,318,611)	(2,865,201)
Transfer on policy loans	(780,117)	(640,359)	(1,197,125)	(70,153)
Net interfund transfers	178,479	1,001,432	3,183,446	5,197,311

Net increase (decrease) in assets from principal transactions	(5,434,865)	(3,345,303)	2,364,948	3,841,211

Total increase (decrease) in assets	(4,992,873)	3,949,053	3,177,163	5,278,151

Assets, beginning of period	68,605,402	64,656,349	18,723,583	13,445,432

Assets, end of period	$63,612,529	$68,605,402	$21,900,746	$18,723,583

See accompanying notes.

Sub-Account
Lifestyle Conservative Trust Series 1		Lifestyle Growth Trust Series 0		Lifestyle Growth Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$261,428	$190,575	$8,863,186	$6,450,849	$2,402,207	$2,145,620

261,428	190,575	8,863,186	6,450,849	2,402,207	2,145,620

—	—	—	—	—	—
498,677	(71,496)	(2,890,610)	(5,226,159)	(3,131,832)	(2,419,531)

498,677	(71,496)	(2,890,610)	(5,226,159)	(3,131,832)	(2,419,531)
(503,211)	497,851	(11,057,014)	29,619,979	(588,531)	11,413,755

256,894	616,930	(5,084,438)	30,844,669	(1,318,156)	11,139,844

210,589	459,077	49,746,358	46,008,742	6,567,480	7,359,216
(1,030,674)	(1,239,235)	(33,920,217)	(28,614,847)	(10,501,888)	(10,198,500)
(100,792)	(132,064)	(2,871,416)	(2,495,645)	(182,745)	(379,067)
(273,870)	1,237,760	22,186,755	21,623,137	(4,120,953)	(2,755,590)

(1,194,747)	325,538	35,141,480	36,521,387	(8,238,106)	(5,973,941)

(937,853)	942,468	30,057,042	67,366,056	(9,556,262)	5,165,903

7,269,913	6,327,445	278,953,124	211,587,068	94,446,831	89,280,928

$6,332,060	$7,269,913	$309,010,166	$278,953,124	$84,890,569	$94,446,831

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Moderate Trust Series 0		Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$1,596,037	$927,054	$518,092	$392,217

Net investment income (loss)	1,596,037	927,054	518,092	392,217

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	296,634	(162,971)	(219,932)	(242,213)

Realized gains (losses)	296,634	(162,971)	(219,932)	(242,213)
Unrealized appreciation (depreciation) during the period	(1,068,275)	2,493,236	25,336	1,335,363

Net increase (decrease) in assets from operations	824,396	3,257,319	323,496	1,485,367

Changes from principal transactions:
Transfer of net premiums	5,457,002	4,658,825	499,826	575,847
Transfer on terminations	(3,791,217)	(3,536,836)	(2,268,754)	(1,633,003)
Transfer on policy loans	17,575	(228,853)	(49,119)	(236,150)
Net interfund transfers	4,985,834	7,011,501	357,682	321,329

Net increase (decrease) in assets from principal transactions	6,669,194	7,904,637	(1,460,365)	(971,977)

Total increase (decrease) in assets	7,493,590	11,161,956	(1,136,869)	513,390

Assets, beginning of period	35,632,464	24,470,508	15,300,796	14,787,406

Assets, end of period	$43,126,054	$35,632,464	$14,163,927	$15,300,796

See accompanying notes.

Sub-Account
Mid Cap Index Trust Series 0		Mid Cap Index Trust Series 1		Mid Cap Stock Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$83,765	$96,464	$80,970	$124,425	—	$6

83,765	96,464	80,970	124,425	—	6

275,053	—	291,421	—	—	—
177,731	(131,085)	423,168	(1,088,036)	525,184	(128,811)

452,784	(131,085)	714,589	(1,088,036)	525,184	(128,811)
(790,612)	1,887,218	(952,091)	3,391,880	(1,572,983)	1,799,114

(254,063)	1,852,597	(156,532)	2,428,269	(1,047,799)	1,670,309

1,588,431	1,270,502	596,952	559,343	1,284,752	1,126,442
(1,002,995)	(786,395)	(1,104,235)	(1,581,008)	(850,091)	(694,257)
(363,706)	(52,847)	(10,625)	(86,202)	(257,391)	(85,519)
699,431	1,779,284	(1,404,907)	1,669,866	1,628,332	740,869

921,161	2,210,544	(1,922,815)	561,999	1,805,602	1,087,535

667,098	4,063,141	(2,079,347)	2,990,268	757,803	2,757,844

10,201,755	6,138,614	13,471,198	10,480,930	9,174,985	6,417,141

$10,868,853	$10,201,755	$11,391,851	$13,471,198	$9,932,788	$9,174,985

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Stock Trust Series 1		Mid Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	—	$15	$80,254	$180,933

Net investment income (loss)	—	15	80,254	180,933

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	30,118
Net realized gains (losses)	(609,399)	(1,183,664)	254,548	175,100

Realized gains (losses)	(609,399)	(1,183,664)	254,548	205,218
Unrealized appreciation (depreciation) during the period	(842,704)	5,002,938	(834,436)	844,012

Net increase (decrease) in assets from operations	(1,452,103)	3,819,289	(499,634)	1,230,163

Changes from principal transactions:
Transfer of net premiums	896,551	1,011,403	1,022,652	970,599
Transfer on terminations	(2,313,536)	(2,086,976)	(816,624)	(759,752)
Transfer on policy loans	(60,351)	(202,297)	(59,163)	(17,028)
Net interfund transfers	(1,407,525)	(756,175)	803,226	1,014,906

Net increase (decrease) in assets from principal transactions	(2,884,861)	(2,034,045)	950,091	1,208,725

Total increase (decrease) in assets	(4,336,964)	1,785,244	450,457	2,438,888

Assets, beginning of period	19,917,386	18,132,142	9,285,003	6,846,115

Assets, end of period	$15,580,422	$19,917,386	$9,735,460	$9,285,003

See accompanying notes.

Sub-Account
Mid Value Trust Series 1		Money Market Trust B Series 0		Money Market Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$82,915	$223,975	—	$43,608	—	—

82,915	223,975	—	43,608	—	—

—	39,957	83,145	—	42,793	738
502,903	800,291	—	—	—	—

502,903	840,248	83,145	—	42,793	738
(1,193,784)	567,778	—	—	—	—

(607,966)	1,632,001	83,145	43,608	42,793	738

529,790	567,638	260,918,669	208,677,368	4,150,675	5,234,170
(1,424,882)	(1,689,134)	(14,214,933)	(15,356,814)	(24,136,104)	(30,477,714)
(44,864)	(200,061)	(1,267,699)	(694,527)	(1,180,881)	(474,237)
660,900	(183,386)	(213,140,022)	(208,395,460)	15,124,790	7,339,902

(279,056)	(1,504,943)	32,296,015	(15,769,433)	(6,041,520)	(18,377,879)

(887,022)	127,058	32,379,160	(15,725,825)	(5,998,727)	(18,377,141)

11,536,235	11,409,177	85,041,010	100,766,835	62,816,401	81,193,542

$10,649,213	$11,536,235	$117,420,170	$85,041,010	$56,817,674	$62,816,401

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Natural Resources Trust Series 0		Natural Resources Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$125,428	$117,329	$47,658	$65,493

Net investment income (loss)	125,428	117,329	47,658	65,493

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	1,049,013	(712,340)	1,990,364	1,092,486

Realized gains (losses)	1,049,013	(712,340)	1,990,364	1,092,486
Unrealized appreciation (depreciation) during the period	(6,135,152)	3,191,257	(4,187,131)	214,531

Net increase (decrease) in assets from operations	(4,960,711)	2,596,246	(2,149,109)	1,372,510

Changes from principal transactions:
Transfer of net premiums	2,994,468	2,728,651	434,708	566,143
Transfer on terminations	(2,000,296)	(1,362,681)	(1,121,083)	(1,103,317)
Transfer on policy loans	(74,331)	(14,643)	(131,561)	(33,145)
Net interfund transfers	4,065,053	2,669,541	(352,419)	(247,200)

Net increase (decrease) in assets from principal transactions	4,984,894	4,020,868	(1,170,355)	(817,519)

Total increase (decrease) in assets	24,183	6,617,114	(3,319,464)	554,991

Assets, beginning of period	19,343,408	12,726,294	11,524,890	10,969,899

Assets, end of period	$19,367,591	$19,343,408	$8,205,426	$11,524,890

(c)	Terminated as an investment option and funds transferred to International Value Trust on May 3, 2010.
(r)	Terminated as an investment option and funds transferred to International Equity Index Trust A on May 3, 2010.

See accompanying notes.

Sub-Account
Overseas Equity Trust Series 0	Pacific Rim Trust Series 0	Pacific Rim Trust Series 1
Year Ended Dec. 31/10 (c)	Year Ended Dec. 31/10 (r)	Year Ended Dec. 31/10 (r)

$18,384	$16,640	$41,898

18,384	16,640	41,898

—	—	—
(14,436)	298,232	1,258,462

(14,436)	298,232	1,258,462
(31,430)	(243,908)	(1,102,101)

(27,482)	70,964	198,259

189,371	258,485	156,401
(104,024)	(141,442)	(395,146)
(17,370)	(3,214)	(142,490)
(2,763,342)	(3,594,939)	(9,450,347)

(2,695,365)	(3,481,110)	(9,831,582)

(2,722,847)	(3,410,146)	(9,633,323)

2,722,847	3,410,146	9,633,323

—	—	—

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Estate Securities Trust Series 0		Real Estate Securities Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$242,670	$218,101	$394,711	$453,581

Net investment income (loss)	242,670	218,101	394,711	453,581

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	426,313	(83,117)	(2,737,509)	(6,111,283)

Realized gains (losses)	426,313	(83,117)	(2,737,509)	(6,111,283)
Unrealized appreciation (depreciation) during the period	510,009	2,498,558	4,708,249	11,887,598

Net increase (decrease) in assets from operations	1,178,992	2,633,542	2,365,451	6,229,896

Changes from principal transactions:
Transfer of net premiums	2,085,022	1,482,018	1,025,887	1,065,364
Transfer on terminations	(1,341,387)	(984,540)	(2,944,225)	(3,205,669)
Transfer on policy loans	(302,892)	(93,105)	26,586	(56,058)
Net interfund transfers	925,691	3,055,914	(183,854)	(949,448)

Net increase (decrease) in assets from principal transactions	1,366,434	3,460,287	(2,075,606)	(3,145,811)

Total increase (decrease) in assets	2,545,426	6,093,829	289,845	3,084,085

Assets, beginning of period	13,029,715	6,935,886	26,378,553	23,294,468

Assets, end of period	$15,575,141	$13,029,715	$26,668,398	$26,378,553

See accompanying notes.

Sub-Account
Real Return Bond Trust Series 0		Real Return Bond Trust Series 1		Science & Technology Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$340,903	$719,188	$199,601	$506,695	—	$3

340,903	719,188	199,601	506,695	—	3

—	—	—	—	—	—
72,949	46,474	(119,556)	(126,232)	366,259	227,011

72,949	46,474	(119,556)	(126,232)	366,259	227,011
445,085	(325,194)	509,015	(24,715)	(901,816)	687,105

858,937	440,468	589,060	355,748	(535,557)	914,119

1,189,366	903,992	160,213	190,753	639,971	445,320
(532,059)	(558,737)	(623,572)	(455,686)	(582,832)	(396,191)
(433,198)	65,201	16,449	(7,757)	(137,129)	(108,855)
2,194,165	1,273,992	320,738	358,411	709,838	999,432

2,418,274	1,684,448	(126,172)	85,721	629,848	939,706

3,277,211	2,124,916	462,888	441,469	94,291	1,853,825

6,191,370	4,066,454	4,468,220	4,026,751	4,795,416	2,941,591

$9,468,581	$6,191,370	$4,931,108	$4,468,220	$4,889,707	$4,795,416

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Science & Technology Trust Series 1		Short Term Government Income Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bb)
Income:
Dividend income distribution	—	$11	$212,760	$121,492

Net investment income (loss)	—	11	212,760	121,492

Realized gains (losses) on investments:
Capital gain distributions	—	—	18,283	1,680
Net realized gains (losses)	1,262,364	(368,784)	30,221	36,450

Realized gains (losses)	1,262,364	(368,784)	48,504	38,130
Unrealized appreciation (depreciation) during the period	(2,189,482)	3,789,278	(44,732)	(28,421)

Net increase (decrease) in assets from operations	(927,118)	3,420,505	216,532	131,201

Changes from principal transactions:
Transfer of net premiums	895,871	926,342	2,148,403	1,643,456
Transfer on terminations	(2,348,502)	(2,025,266)	(847,802)	(435,971)
Transfer on policy loans	149,264	(403,051)	(49,218)	(100,707)
Net interfund transfers	(2,548,674)	(32,412)	627,707	5,764,667

Net increase (decrease) in assets from principal transactions	(3,852,041)	(1,534,387)	1,879,090	6,871,445

Total increase (decrease) in assets	(4,779,159)	1,886,118	2,095,622	7,002,646

Assets, beginning of period	17,990,824	16,104,706	7,002,646	—

Assets, end of period	$13,211,665	$17,990,824	$9,098,268	$7,002,646

(bb)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.
(aw)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

See accompanying notes.

Sub-Account
Short Term Government Income Trust Series 1		Short-Term Bond Trust Series 0	Small Cap Growth Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bb)	Year Ended Dec. 31/10 (aw)	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$230,444	$152,067	$43,966	—	—

230,444	152,067	43,966	—	—

23,674	2,413	—	207,031	—
32,698	18,529	75,055	893,983	80,809

56,372	20,942	75,055	1,101,014	80,809
(14,960)	17,125	(35,792)	(1,694,809)	1,265,635

271,856	190,134	83,229	(593,795)	1,346,444

567,515	489,312	118,209	1,023,247	835,208
(1,601,214)	(1,301,417)	(55,606)	(657,793)	(592,836)
41,788	(87,950)	(1,321)	(73,711)	21,748
96,972	10,833,436	(1,949,073)	298,480	857,118

(894,939)	9,933,381	(1,887,791)	590,223	1,121,238

(623,083)	10,123,515	(1,804,562)	(3,572)	2,467,682

10,123,515	—	1,804,562	7,878,235	5,410,553

$9,500,432	$10,123,515	—	$7,874,663	$7,878,235

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Growth Trust Series 1		Small Cap Index Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	—	—	$97,627	$33,719

Net investment income (loss)	—	—	97,627	33,719

Realized gains (losses) on investments:
Capital gain distributions	51,700	—	33,812	—
Net realized gains (losses)	216,719	446,430	54,583	(143,943)

Realized gains (losses)	268,419	446,430	88,395	(143,943)
Unrealized appreciation (depreciation) during the period	(510,937)	(130,332)	(546,814)	1,525,523

Net increase (decrease) in assets from operations	(242,518)	316,098	(360,792)	1,415,299

Changes from principal transactions:
Transfer of net premiums	133,199	102,408	1,090,133	816,824
Transfer on terminations	(249,979)	(96,292)	(653,196)	(516,833)
Transfer on policy loans	(8,171)	(28,493)	(69,615)	(48,345)
Net interfund transfers	586,686	106,463	696,829	1,175,889

Net increase (decrease) in assets from principal transactions	461,735	84,086	1,064,151	1,427,535

Total increase (decrease) in assets	219,217	400,184	703,359	2,842,834

Assets, beginning of period	1,690,116	1,289,932	7,243,059	4,400,225

Assets, end of period	$1,909,333	$1,690,116	$7,946,418	$7,243,059

See accompanying notes.

Sub-Account
Small Cap Index Trust Series 1		Small Cap Opportunities Trust Series 0		Small Cap Opportunities Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$84,333	$34,970	$3,309	—	$6,194	—

84,333	34,970	3,309	—	6,194	—

31,267	—	—	—	—	—
(136,043)	(370,274)	232,910	(5,850)	1,461,880	(1,282,097)

(104,776)	(370,274)	232,910	(5,850)	1,461,880	(1,282,097)
(293,666)	2,004,355	(364,295)	525,593	(1,636,620)	2,599,764

(314,109)	1,669,051	(128,076)	519,743	(168,546)	1,317,667

420,113	483,704	343,684	309,833	455,241	349,766
(670,820)	(859,733)	(233,001)	(195,618)	(656,394)	(678,662)
(33,909)	(87,103)	115,381	(5,779)	(5,365)	(44,618)
(469,490)	38,920	(217,934)	1,106,084	(1,219,798)	1,431,848

(754,106)	(424,212)	8,130	1,214,520	(1,426,316)	1,058,334

(1,068,215)	1,244,839	(119,946)	1,734,263	(1,594,862)	2,376,001

8,026,598	6,781,759	3,031,332	1,297,069	7,788,189	5,412,188

$6,958,383	$8,026,598	$2,911,386	$3,031,332	$6,193,327	$7,788,189

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Value Trust Series 0		Small Cap Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$100,937	$34,118	$19,764	$7,388

Net investment income (loss)	100,937	34,118	19,764	7,388

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	609,773	73,596	156,303	557,998

Realized gains (losses)	609,773	73,596	156,303	557,998
Unrealized appreciation (depreciation) during the period	(645,201)	1,708,355	(136,884)	(31,449)

Net increase (decrease) in assets from operations	65,509	1,816,069	39,183	533,937

Changes from principal transactions:
Transfer of net premiums	1,663,795	1,137,414	168,527	144,931
Transfer on terminations	(934,211)	(639,217)	(236,629)	(244,564)
Transfer on policy loans	62,945	(41,965)	2,137	(122,598)
Net interfund transfers	1,318,697	1,649,041	389,893	(293,384)

Net increase (decrease) in assets from principal transactions	2,111,226	2,105,273	323,928	(515,615)

Total increase (decrease) in assets	2,176,735	3,921,342	363,111	18,322

Assets, beginning of period	9,643,799	5,722,457	2,623,375	2,605,053

Assets, end of period	$11,820,534	$9,643,799	$2,986,486	$2,623,375

See accompanying notes.

Sub-Account
Small Company Value Trust Series 0		Small Company Value Trust Series 1		Smaller Company Growth Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$52,533	$96,172	$79,772	$191,920	—	—

52,533	96,172	79,772	191,920	—	—

—	—	—	—	—	33,995
(16,803)	(285,648)	(96,299)	(2,159,961)	102,413	41,829

(16,803)	(285,648)	(96,299)	(2,159,961)	102,413	75,824
(120,603)	1,512,970	(89,436)	4,772,734	(264,041)	442,853

(84,873)	1,323,494	(105,963)	2,804,693	(161,628)	518,677

767,833	638,742	544,926	693,442	303,206	252,223
(502,142)	(467,602)	(1,489,889)	(3,059,415)	(241,783)	(180,702)
(203,921)	(31,770)	60,026	(275,471)	(75,318)	(66,799)
983,750	132,672	(883,514)	(1,003,015)	103,830	71,406

1,045,520	272,042	(1,768,451)	(3,644,459)	89,935	76,128

960,647	1,595,536	(1,874,414)	(839,766)	(71,693)	594,805

7,512,171	5,916,635	15,309,780	16,149,546	2,566,100	1,971,295

$8,472,818	$7,512,171	$13,435,366	$15,309,780	$2,494,407	$2,566,100

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Smaller Company Growth Trust Series 1		Strategic Bond Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/10 (ax)
Income:
Dividend income distribution	—	—	$302,006

Net investment income (loss)	—	—	302,006

Realized gains (losses) on investments:
Capital gain distributions	—	447,394	—
Net realized gains (losses)	1,095,665	490,565	(48,301)

Realized gains (losses)	1,095,665	937,959	(48,301)
Unrealized appreciation (depreciation) during the period	(3,017,992)	5,626,809	40,623

Net increase (decrease) in assets from operations	(1,922,327)	6,564,768	294,328

Changes from principal transactions:
Transfer of net premiums	1,451,759	1,530,904	312,839
Transfer on terminations	(4,970,372)	(4,605,501)	(190,764)
Transfer on policy loans	15,428	(38,695)	(21,135)
Net interfund transfers	(254,269)	(696,653)	(2,557,490)

Net increase (decrease) in assets from principal transactions	(3,757,454)	(3,809,945)	(2,456,550)

Total increase (decrease) in assets	(5,679,781)	2,754,823	(2,162,222)

Assets, beginning of period	31,512,030	28,757,207	2,162,222

Assets, end of period	$25,832,249	$31,512,030	—

(ax)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.
(bc)	Fund renamed on May 3, 2010. Previously known as Strategic Income Trust.

See accompanying notes.

Sub-Account
Strategic Bond Trust Series 1	Strategic Income Opportunities Trust Series 0		Strategic Income Opportunities Trust Series 1
Year Ended Dec. 31/10 (ax)	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bc)	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bc)

$930,748	$1,321,361	$779,867	$1,318,075	$931,296

930,748	1,321,361	779,867	1,318,075	931,296

—	—	—	—	—
(1,126,565)	159,666	120,513	98,364	42,965

(1,126,565)	159,666	120,513	98,364	42,965
1,282,250	(1,306,597)	(121,554)	(1,160,791)	(493,289)

1,086,433	174,430	778,826	255,648	480,972

327,762	1,400,695	771,082	525,573	164,384
(983,786)	(1,054,639)	(457,696)	(1,103,424)	(446,468)
(61,336)	(195,798)	(15,828)	(12,963)	(10,447)
(9,499,200)	2,271,582	4,688,841	32,526	10,006,803

(10,216,560)	2,421,840	4,986,399	(558,288)	9,714,272

(9,130,127)	2,596,270	5,765,225	(302,640)	10,195,244

9,130,127	9,445,639	3,680,414	12,118,772	1,923,528

—	$12,041,909	$9,445,639	$11,816,132	$12,118,772

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Bond Market Trust B Series 0		Total Return Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/11	Dec. 31/10	Dec. 31/11	Dec. 31/10
Income:
Dividend income distribution	$575,864	$493,481	$1,443,004	$661,695

Net investment income (loss)	575,864	493,481	1,443,004	661,695

Realized gains (losses) on investments:
Capital gain distributions	—	—	1,199,775	429,783
Net realized gains (losses)	48,217	109,063	269,042	275,375

Realized gains (losses)	48,217	109,063	1,468,817	705,158
Unrealized appreciation (depreciation) during the period	297,184	7,130	(1,694,105)	268,414

Net increase (decrease) in assets from operations	921,265	609,674	1,217,716	1,635,267

Changes from principal transactions:
Transfer of net premiums	1,996,896	2,420,921	3,789,468	3,681,377
Transfer on terminations	(1,095,276)	(911,375)	(2,452,171)	(2,518,690)
Transfer on policy loans	(60,604)	(15,991)	(157,057)	(94,163)
Net interfund transfers	616,694	1,001,875	1,744,129	8,908,275

Net increase (decrease) in assets from principal transactions	1,457,710	2,495,430	2,924,369	9,976,799

Total increase (decrease) in assets	2,378,975	3,105,104	4,142,085	11,612,066

Assets, beginning of period	11,401,249	8,296,145	30,501,318	18,889,252

Assets, end of period	$13,780,224	$11,401,249	$34,643,403	$30,501,318

See accompanying notes.

Sub-Account
Total Return Trust Series 1		Total Stock Market Index Trust Series 0		Total Stock Market Index Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$1,295,707	$674,047	$75,655	$63,347	$73,816	$77,335

1,295,707	674,047	75,655	63,347	73,816	77,335

1,127,993	482,999	—	—	—	—
117,169	449,286	83,877	(39,336)	(178)	(4,519)

1,245,162	932,285	83,877	(39,336)	(178)	(4,519)
(1,436,613)	516,598	(134,906)	689,495	(61,990)	874,528

1,104,256	2,122,930	24,626	713,506	11,648	947,344

1,073,412	1,101,935	569,783	515,495	309,847	464,256
(3,739,065)	(5,218,725)	(520,729)	(344,476)	(572,025)	(643,659)
(14,576)	(139,837)	(27,487)	(5,826)	(10,179)	(86,534)
3,075,293	506,415	606,419	1,320,189	(210,657)	(935,529)

395,064	(3,750,212)	627,986	1,485,382	(483,014)	(1,201,466)

1,499,320	(1,627,282)	652,612	2,198,888	(471,366)	(254,122)

28,307,475	29,934,757	5,116,476	2,917,588	6,222,405	6,476,527

$29,806,795	$28,307,475	$5,769,088	$5,116,476	$5,751,039	$6,222,405

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Government Securities Trust Series 0	U.S. Government Securities Trust Series 1
	Year Ended Dec. 31/10 (ay)	Year Ended Dec. 31/10 (ay)
Income:
Dividend income distribution	$48,461	$104,634

Net investment income (loss)	48,461	104,634

Realized gains (losses) on investments:
Capital gain distributions	157,361	348,121
Net realized gains (losses)	(111,195)	(586,974)

Realized gains (losses)	46,166	(238,853)
Unrealized appreciation (depreciation) during the period	12,139	403,544

Net increase (decrease) in assets from operations	106,766	269,325

Changes from principal transactions:
Transfer of net premiums	209,093	150,705
Transfer on terminations	(110,391)	(602,020)
Transfer on policy loans	(696)	(23,444)
Net interfund transfers	(4,665,440)	(11,437,189)

Net increase (decrease) in assets from principal transactions	(4,567,434)	(11,911,948)

Total increase (decrease) in assets	(4,460,668)	(11,642,623)

Assets, beginning of period	4,460,668	11,642,623

Assets, end of period	—	—

(ay)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.
(az)	Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.
(ba)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

See accompanying notes.

Sub-Account
U.S. High Yield Bond Trust Series 0	U.S. High Yield Bond Trust Series 1	Ultra Short Term Bond Trust Series 0
Year Ended Dec. 31/10 (az)	Year Ended Dec. 31/10 (az)	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)

$1,431,830	$1,071,165	$16,051	$21

1,431,830	1,071,165	16,051	21

1,188,312	883,791	—	—
(2,025,860)	(1,727,061)	(702)	—

(837,548)	(843,270)	(702)	—
(273,757)	28,660	(16,457)	(20)

320,525	256,555	(1,108)	1

375,288	120,117	302,555	—
(226,506)	(162,250)	(40,090)	—
(5,861)	3	(5,311)	—
(3,220,577)	(2,754,813)	990,668	3,571

(3,077,656)	(2,796,943)	1,247,822	3,571

(2,757,131)	(2,540,388)	1,246,714	3,572

2,757,131	2,540,388	3,572	—

—	—	$1,250,286	$3,572

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Ultra Short Term Bond Trust Series 1		Utilities Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$2,472	$290	$318,029	$159,628

Net investment income (loss)	2,472	290	318,029	159,628

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(247)	—	383,544	(270,022)

Realized gains (losses)	(247)	—	383,544	(270,022)
Unrealized appreciation (depreciation) during the period	(2,260)	(268)	(206,329)	961,451

Net increase (decrease) in assets from operations	(35)	22	495,244	851,057

Changes from principal transactions:
Transfer of net premiums	—	—	915,535	874,904
Transfer on terminations	(16,834)	—	(717,033)	(512,597)
Transfer on policy loans	(8,569)	—	194,763	(13,859)
Net interfund transfers	200,204	30,076	270,316	1,582,010

Net increase (decrease) in assets from principal transactions	174,801	30,076	663,581	1,930,458

Total increase (decrease) in assets	174,766	30,098	1,158,825	2,781,515

Assets, beginning of period	30,098	—	7,107,505	4,325,990

Assets, end of period	$204,864	$30,098	$8,266,330	$7,107,505

(ba)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

See accompanying notes.

Sub-Account
Utilities Trust Series 1		Value Trust Series 0		Value Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$166,222	$92,055	$54,890	$38,229	$155,497	$136,129

166,222	92,055	54,890	38,229	155,497	136,129

—	—	—	—	—	—
425,333	908,025	266,800	8,144	(338,352)	(1,289,316)

425,333	908,025	266,800	8,144	(338,352)	(1,289,316)
(397,046)	(550,192)	(325,951)	628,345	343,993	3,939,129

194,509	449,888	(4,261)	674,718	161,138	2,785,942

166,208	174,723	512,610	517,868	526,280	675,040
(378,027)	(699,441)	(344,665)	(307,241)	(1,716,253)	(2,654,287)
(117,280)	9,909	(66,707)	(22,040)	111,165	(39,646)
230,815	(1,354,316)	442,232	735,624	(100,522)	(281,280)

(98,284)	(1,869,125)	543,470	924,211	(1,179,330)	(2,300,173)

96,225	(1,419,237)	539,209	1,598,929	(1,018,192)	485,769

4,197,133	5,616,370	4,047,988	2,449,059	14,821,012	14,335,243

$4,293,358	$4,197,133	$4,587,197	$4,047,988	$13,802,820	$14,821,012

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Total
	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$53,523,358	$51,746,503

Net investment income (loss)	53,523,358	51,746,503

Realized gains (losses) on investments:
Capital gain distributions	7,796,819	10,161,199
Net realized gains (losses)	5,089,935	(46,495,598)

Realized gains (losses)	12,886,754	(36,334,399)
Unrealized appreciation (depreciation) during the period	(110,285,646)	228,371,702

Net increase (decrease) in assets from operations	(43,875,534)	243,783,806

Changes from principal transactions:
Transfer of net premiums	510,938,835	428,333,295
Transfer on terminations	(278,483,345)	(268,988,094)
Transfer on policy loans	(16,014,109)	(15,259,165)
Net interfund transfers	(52,406,487)	(55,063,906)

Net increase (decrease) in assets from principal transactions	164,034,894	89,022,130

Total increase (decrease) in assets	120,159,360	332,805,936

Assets, beginning of period	2,199,403,736	1,866,597,800

Assets, end of period	$2,319,563,096	$2,199,403,736

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements

December 31, 2011

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 129 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 5 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2011. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life Insurance Company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life Insurance Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in Portfolios of the John Hancock Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0 represent an interest in the same Trust Portfolio but in different share classes of that Portfolio. Series 1 represents interests in Series 1 shares of the Trust’s Portfolio and Series 0 represents interests in Series NAV shares of the Trust’s Portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
American Fundamental Holdings Trust Series 1	Fundamental Holdings Trust Series 1	October 31, 2011
American Global Diversification Trust Series 1	Global Diversification Trust Series 1	October 31, 2011
Optimized All Cap Trust	Fundamental All Cap Core Trust	June 27, 2011
Optimized Value Trust	Fundamental Large Cap Value Trust	June 27, 2011

The following sub-account of the Account was commenced as an investment option:

New Fund	Effective Date
Bond Trust	October 31, 2011

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Transferred To	Effective Date
American Bond Trust Series 1	Bond Trust	October 31, 2011
Core Diversified Growth & Income Trust Series 1	Lifestyle Growth Trust	October 31, 2011
Large Cap Value Trust	Equity-Income Trust	May 2, 2011

Where a fund has two series, the changes noted above apply to both Series 0 and Series 1.

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trusts. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

ASC 820 - Fair Value Measurement and Disclosure (“ASC 820”) provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2011.

Mutual Funds
Level 1	$2,319,563,096
Level 2	—
Level 3	—

$2,319,563,096

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

3.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

4.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2011, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.

5.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$22,419,366	$19,428,447
500 Index Trust Series 1	2,147,914	4,330,470
Active Bond Trust Series 0	3,227,496	1,108,193
Active Bond Trust Series 1	1,410,093	1,374,283
All Cap Core Trust Series 0	863,307	379,896
All Cap Core Trust Series 1	497,427	1,221,029
All Cap Value Trust Series 0	2,754,553	1,033,655
All Cap Value Trust Series 1	1,022,776	1,235,014

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Alpha Opportunities Trust Series 0	$1,576,594	$871,375
Alpha Opportunities Trust Series 1	423,364	231,795
American Asset Allocation Trust Series 1	3,878,620	3,267,594
American Blue Chip Income and Growth Trust Series 1	2,186,049	1,983,259
American Bond Trust Series 1	1,083,915	6,605,329
American Global Growth Trust Series 1	516,858	47,172
American Global Small Capitalization Trust Series 1	299,299	39,965
American Growth Trust Series 1	5,205,024	6,537,687
American Growth-Income Trust Series 1	4,448,463	6,434,845
American High-Income Bond Trust Series 1	684,140	142,508
American International Trust Series 1	5,451,183	4,764,527
American New World Trust Series 1	2,298,478	912,793
Balanced Trust Series 0	665,209	139,805
Balanced Trust Series 1	67,828	19,360
Blue Chip Growth Trust Series 0	6,098,575	2,727,983
Blue Chip Growth Trust Series 1	3,819,872	5,617,532
Bond Trust Series 0	4,661,241	198,776
Bond Trust Series 1	1,080,733	143,170
Capital Appreciation Trust Series 0	3,299,792	2,217,744
Capital Appreciation Trust Series 1	2,790,893	4,468,875
Capital Appreciation Value Trust Series 0	4,107,503	550,106
Capital Appreciation Value Trust Series 1	312,478	285,398
Core Allocation Plus Trust Series 0	3,428,643	448,952
Core Allocation Plus Trust Series 1	45,726	8,774
Core Bond Trust Series 0	1,124,411	472,299
Core Bond Trust Series 1	1,094,559	327,830
Core Diversified Growth & Income Trust Series 1	1,845,128	3,255,161
Core Strategy Trust Series 0	14,351,240	2,681,635
Core Strategy Trust Series 1	81,523	7,900
Disciplined Diversification Trust Series 0	5,245,150	969,919
Disciplined Diversification Trust Series 1	20,620	34,746
Emerging Markets Value Trust Series 0	10,167,639	6,357,768
Emerging Markets Value Trust Series 1	2,242,751	1,963,064
Equity-Income Trust Series 0	21,874,395	3,941,069
Equity-Income Trust Series 1	9,618,166	5,451,920
Financial Services Trust Series 0	1,194,818	591,920
Financial Services Trust Series 1	234,668	993,734
Franklin Templeton Founding Allocation Trust Series 0	3,619,559	868,269
Franklin Templeton Founding Allocation Trust Series 1	49,912	65,762
Fundamental All Cap Core Trust Series 0	1,359,335	1,601,767
Fundamental All Cap Core Trust Series 1	1,034,017	1,074,483
Fundamental Holdings Trust Series 1	1,404,432	200,152
Fundamental Large Cap Value Trust Series 0	139,000	50,870
Fundamental Large Cap Value Trust Series 1	10,695	91,014
Fundamental Value Trust Series 0	2,815,735	1,663,644
Fundamental Value Trust Series 1	935,699	3,875,826
Global Bond Trust Series 0	10,388,532	4,547,999
Global Bond Trust Series 1	1,624,098	2,085,954

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Global Diversification Trust Series 1	$4,881,601	$1,796,021
Global Trust Series 0	1,099,191	555,850
Global Trust Series 1	479,431	843,597
Health Sciences Trust Series 0	2,895,040	1,695,558
Health Sciences Trust Series 1	3,595,985	3,200,532
High Yield Trust Series 0	8,624,773	4,771,232
High Yield Trust Series 1	2,996,352	4,016,834
International Core Trust Series 0	1,510,928	923,833
International Core Trust Series 1	832,778	2,561,324
International Equity Index Trust A Series 0	4,250,172	3,310,334
International Equity Index Trust A Series 1	1,685,138	1,411,543
International Equity Index Trust B Series 0	5,966,108	2,107,140
International Opportunities Trust Series 0	2,239,309	1,299,577
International Opportunities Trust Series 1	293,098	1,583,110
International Small Company Trust Series 0	3,176,003	1,584,013
International Small Company Trust Series 1	515,990	1,355,418
International Value Trust Series 0	3,210,565	1,522,383
International Value Trust Series 1	1,125,983	3,286,868
Investment Quality Bond Trust Series 0	1,981,469	974,967
Investment Quality Bond Trust Series 1	1,265,068	2,573,877
Large Cap Trust Series 0	3,186,693	2,355,009
Large Cap Trust Series 1	928,044	2,481,180
Large Cap Value Trust Series 0	1,285,913	14,681,937
Large Cap Value Trust Series 1	143,317	8,081,992
Lifestyle Aggressive Trust Series 0	40,060,847	7,607,861
Lifestyle Aggressive Trust Series 1	1,468,885	2,757,295
Lifestyle Balanced Trust Series 0	54,852,313	16,678,066
Lifestyle Balanced Trust Series 1	5,503,406	8,770,100
Lifestyle Conservative Trust Series 0	7,985,439	4,707,832
Lifestyle Conservative Trust Series 1	1,884,827	2,818,146
Lifestyle Growth Trust Series 0	68,932,754	24,928,088
Lifestyle Growth Trust Series 1	11,023,561	16,859,459
Lifestyle Moderate Trust Series 0	13,173,713	4,908,481
Lifestyle Moderate Trust Series 1	2,474,665	3,416,938
Mid Cap Index Trust Series 0	3,593,188	2,313,208
Mid Cap Index Trust Series 1	2,693,812	4,244,236
Mid Cap Stock Trust Series 0	3,932,171	2,126,568
Mid Cap Stock Trust Series 1	510,440	3,395,301
Mid Value Trust Series 0	2,068,952	1,038,607
Mid Value Trust Series 1	1,287,422	1,483,563
Money Market Trust B Series 0	203,281,144	170,901,985
Money Market Trust Series 1	28,591,239	34,589,967

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Natural Resources Trust Series 0	$11,890,275	$6,779,954
Natural Resources Trust Series 1	2,806,560	3,929,257
Real Estate Securities Trust Series 0	9,161,070	7,551,966
Real Estate Securities Trust Series 1	1,825,584	3,506,479
Real Return Bond Trust Series 0	10,695,299	7,936,122
Real Return Bond Trust Series 1	1,945,117	1,871,687
Science & Technology Trust Series 0	3,062,624	2,432,776
Science & Technology Trust Series 1	1,238,853	5,090,893
Short Term Government Income Trust Series 0	4,147,356	2,037,223
Short Term Government Income Trust Series 1	1,735,593	2,376,415
Small Cap Growth Trust Series 0	3,099,242	2,301,988
Small Cap Growth Trust Series 1	1,884,354	1,370,919
Small Cap Index Trust Series 0	2,076,691	881,100
Small Cap Index Trust Series 1	492,921	1,131,426
Small Cap Opportunities Trust Series 0	1,401,409	1,389,970
Small Cap Opportunities Trust Series 1	2,370,071	3,790,193
Small Cap Value Trust Series 0	4,789,845	2,577,682
Small Cap Value Trust Series 1	1,901,232	1,557,539
Small Company Value Trust Series 0	1,896,754	798,702
Small Company Value Trust Series 1	756,144	2,444,823
Smaller Company Growth Trust Series 0	835,298	745,362
Smaller Company Growth Trust Series 1	861,558	4,619,012
Strategic Income Opportunities Trust Series 0	5,728,648	1,985,448
Strategic Income Opportunities Trust Series 1	3,032,226	2,272,439
Total Bond Market Trust B Series 0	3,346,428	1,312,854
Total Return Trust Series 0	15,871,791	10,304,643
Total Return Trust Series 1	7,832,068	5,013,304
Total Stock Market Index Trust Series 0	1,353,440	649,799
Total Stock Market Index Trust Series 1	527,132	936,330
Ultra Short Term Bond Trust Series 0	1,591,721	327,848
Ultra Short Term Bond Trust Series 1	222,821	45,549
Utilities Trust Series 0	5,078,758	4,097,148
Utilities Trust Series 1	3,077,144	3,009,206
Value Trust Series 0	2,301,657	1,703,297
Value Trust Series 1	772,440	1,796,272
All Asset Portfolio	9,362,196	4,110,209
Brandes International Equity Trust	3,593,236	2,058,369
Business Opportunity Value Trust	1,449,549	675,455
Frontier Capital Appreciation Trust	5,332,268	2,570,229
Large Cap Growth Trust	2,838,508	1,107,302

	$840,923,102	$615,568,035

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

6.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

7.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Separate Account on which the Contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

8.	Subsequent Events

In accordance with the provision set forth in ASC 855 – Subsequent Events (“ASC 855”), Management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 30, 2012 and has determined that no events have occurred that require additional disclosure.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	3,903,037	4,024,412	3,715,959	3,519,327	3,377,590
Units issued	863,156	614,357	948,103	727,341	656,369
Units redeemed	(908,086)	(735,732)	(639,650)	(530,709)	(514,632)

Units, end of period	3,858,107	3,903,037	4,024,412	3,715,959	3,519,327

Unit value, end of period $	15.40 to 24.63	15.12 to 24.18	21.05	16.66	26.53
Assets, end of period $	80,332,462	77,322,423	66,955,037	45,694,591	65,187,967
Investment income ratio*	1.83%	1.82%	2.43%	2.27%	3.00%
Total return, lowest to highest**	1.86% to 1.87%	14.85% to 14.86%	24.08% to 31.02%	(37.19%) to (24.71%)	1.47% to 5.25%

	Sub-Account
	500 Index Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	2,289,189	2,536,274	2,803,876	3,042,197	3,238,434
Units issued	133,988	246,708	455,478	295,642	307,967
Units redeemed	(349,465)	(493,793)	(723,080)	(533,963)	(504,204)

Units, end of period	2,073,712	2,289,189	2,536,274	2,803,876	3,042,197

Unit value, end of period $	12.55	12.36	10.78	8.58	13.66
Assets, end of period $	26,017,857	28,277,874	27,344,213	24,041,913	41,542,238
Investment income ratio*	1.46%	1.40%	1.71%	0.71%	2.22%
Total return, lowest to highest**	1.57%	14.58%	25.74%	(37.21%)	4.90%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	85,264	55,984	38,814	18,418	4,172
Units issued	48,258	46,880	36,991	26,834	17,127
Units redeemed	(18,685)	(17,600)	(19,821)	(6,438)	(2,881)

Units, end of period	114,837	85,264	55,984	38,814	18,418

Unit value, end of period $	60.42	57.02	50.05	40.09	44.78
Assets, end of period $	6,938,279	4,861,357	2,802,114	1,555,883	824,734
Investment income ratio*	6.05%	8.80%	7.80%	6.63%	10.09%
Total return, lowest to highest**	5.97%	13.91%	18.30% to 24.86%	(10.55%) to (7.37%)	2.87% to 4.03%

	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	532,994	602,088	671,816	786,841	828,866
Units issued	49,346	39,568	25,873	29,705	72,230
Units redeemed	(74,987)	(108,662)	(95,601)	(144,730)	(114,255)

Units, end of period	507,353	532,994	602,088	671,816	786,841

Unit value, end of period $	18.56	17.54	15.41	12.34	13.80
Assets, end of period $	9,414,575	9,347,485	9,274,908	8,292,245	10,855,803
Investment income ratio*	5.35%	7.31%	7.22%	5.22%	8.81%
Total return, lowest to highest**	5.81%	13.84%	24.81%	(10.53%)	4.05%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/11 (bd)	Year Ended Dec. 31/10 (bd)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	743,709	456,319	264,743	90,767	82,271
Units issued	552,711	457,119	248,679	395,395	20,454
Units redeemed	(263,191)	(169,729)	(57,103)	(221,419)	(11,958)

Units, end of period	1,033,229	743,709	456,319	264,743	90,767

Unit value, end of period $	13.80 to 19.48	13.58 to 19.16	12.05 to 17.00	9.93 to 14.01	11.84 to 16.72
Assets, end of period $	15,306,278	10,910,087	6,204,008	3,040,808	1,471,504
Investment income ratio*	6.83%	7.26%	7.86%	5.51%	7.38%
Total return, lowest to highest**	1.66%	12.71%	14.85% to 21.32%	(17.73%) to (12.60%)	5.74% to 8.00%

(bd) Fund is one Series. Previously presented as Series 0 and Series 1.

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	87,473	68,162	49,976	26,819	11,893
Units issued	72,726	33,702	28,853	37,805	22,754
Units redeemed	(32,615)	(14,391)	(10,667)	(14,648)	(7,828)

Units, end of period	127,584	87,473	68,162	49,976	26,819

Unit value, end of period $	11.76	11.71	10.36	8.05	13.34
Assets, end of period $	1,500,579	1,024,718	706,085	402,516	357,657
Investment income ratio*	1.31%	1.25%	1.83%	2.26%	1.58%
Total return, lowest to highest**	0.40%	13.09%	24.46% to 33.05%	(39.60%) to (26.69%)	0.17% to 2.70%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	451,853	505,072	564,515	643,519	743,412
Units issued	21,044	16,007	20,041	17,373	54,025
Units redeemed	(62,443)	(69,226)	(79,484)	(96,377)	(153,918)

Units, end of period	410,454	451,853	505,072	564,515	643,519

Unit value, end of period $	18.84	18.76	16.60	12.92	21.40
Assets, end of period $	7,731,299	8,476,649	8,382,602	7,293,346	13,771,188
Investment income ratio*	1.00%	1.04%	1.60%	1.65%	1.41%
Total return, lowest to highest**	0.41%	13.03%	28.47%	(39.63%)	2.66%

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	250,055	181,295	109,590	55,282	13,493
Units issued	184,088	133,609	131,254	80,202	54,729
Units redeemed	(72,210)	(64,849)	(59,549)	(25,894)	(12,940)

Units, end of period	361,933	250,055	181,295	109,590	55,282

Unit value, end of period $	14.06	14.67	12.38	9.78	13.74
Assets, end of period $	5,088,942	3,668,793	2,244,835	1,071,959	759,424
Investment income ratio*	0.44%	0.54%	0.64%	1.10%	2.38%
Total return, lowest to highest**	(4.17%)	18.50%	22.43% to 31.77%	(28.80%) to (19.83%)	2.47% to 8.68%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	197,162	208,555	208,134	184,657	200,061
Units issued	50,098	42,133	78,485	41,713	24,805
Units redeemed	(60,144)	(53,526)	(78,064)	(18,236)	(40,209)

Units, end of period	187,116	197,162	208,555	208,134	184,657

Unit value, end of period $	19.44	20.29	17.15	13.54	19.02
Assets, end of period $	3,637,680	4,001,119	3,576,033	2,818,708	3,511,406
Investment income ratio*	0.33%	0.37%	0.51%	0.89%	1.75%
Total return, lowest to highest**	(4.21%)	18.35%	26.61%	(28.78%)	8.32%

	Sub-Account
	Alpha Opportunities Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	44,632	4,247	—
Units issued	86,728	42,691	4,560
Units redeemed	(63,784)	(2,306)	(313)

Units, end of period	67,576	44,632	4,247

Unit value, end of period $	13.70	14.89	12.73
Assets, end of period $	925,660	664,682	54,076
Investment income ratio*	0.23%	0.63%	0.79%
Total return, lowest to highest**	(8.02%)	16.98%	26.89% to 27.31%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Alpha Opportunities Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	18,156	6,744	—
Units issued	28,373	12,089	6,780
Units redeemed	(15,757)	(677)	(36)

Units, end of period	30,772	18,156	6,744

Unit value, end of period $	12.96	14.11	12.07
Assets, end of period $	398,851	256,185	81,384
Investment income ratio*	0.19%	0.52%	0.66%
Total return, lowest to highest**	(8.14%)	16.92%	20.69%

(d) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	3,119,887	3,047,744	260,111	—
Units issued	334,656	473,956	3,234,430	301,470
Units redeemed	(321,432)	(401,813)	(446,797)	(41,359)

Units, end of period	3,133,111	3,119,887	3,047,744	260,111

Unit value, end of period $	10.15	10.06	8.98	7.26
Assets, end of period $	31,797,924	31,376,662	27,353,571	1,888,618
Investment income ratio*	1.54%	1.68%	2.79%	7.29%
Total return, lowest to highest**	0.91%	12.07%	18.28% to 25.85%	(28.47%) to (19.62%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	817,702	661,239	610,479	465,570	358,100
Units issued	156,614	277,831	226,391	228,811	195,210
Units redeemed	(138,706)	(121,368)	(175,631)	(83,902)	(87,740)

Units, end of period	835,610	817,702	661,239	610,479	465,570

Unit value, end of period $	11.76 to 17.57	11.92 to 17.80	10.64	12.48 to 8.36	13.21 to 19.72
Assets, end of period $	11,156,483	11,278,170	8,411,946	6,477,340	8,273,820
Investment income ratio*	1.33%	1.46%	1.70%	4.52%	2.50%
Total return, lowest to highest**	(1.30%) to (1.29%)	12.01% to 12.02%	25.79% to 31.48%	(36.72%) to (22.98%)	(2.84%) to 1.65%

	Sub-Account
	American Bond Trust Series 1
	Year Ended Dec. 31/11 (f)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	421,501	422,660	431,619	314,461	87,501
Units issued	86,360	78,789	123,511	193,030	643,737
Units redeemed	(507,861)	(79,948)	(132,470)	(75,872)	(416,777)

Units, end of period	—	421,501	422,660	431,619	314,461

Unit value, end of period $	12.42 to 15.52	11.92 to 14.89	11.24 to 14.05	10.02 to 12.52	11.10 to 13.87
Assets, end of period $	—	5,306,891	5,134,314	4,710,940	3,942,230
Investment income ratio*	0.00%	2.65%	2.67%	9.93%	4.22%
Total return, lowest to highest**	4.23%	6.02%	8.40% to 12.21%	(10.67%) to (6.10%)	2.36% to 2.96%

(f)	Terminated as an investment option and funds transferred to Bond Trust on October 31, 2011.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Global Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)
Units, beginning of period	1,583	—
Units issued	52,736	1,585
Units redeemed	(4,663)	(2)

Units, end of period	49,656	1,583

Unit value, end of period $	9.17	10.10
Assets, end of period $	455,157	15,989
Investment income ratio*	2.11%	3.26%
Total return, lowest to highest**	(9.24%)	0.99%

(ba) Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

	Sub-Account
	American Global Small Capitalization Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)
Units, beginning of period	5,583	—
Units issued	30,892	5,639
Units redeemed	(4,086)	(56)

Units, end of period	32,389	5,583

Unit value, end of period $	8.19	10.16
Assets, end of period $	265,261	56,755
Investment income ratio*	1.54%	1.53%
Total return, lowest to highest**	(19.43%)	1.64%

(ba)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	2,866,892	2,743,233	3,191,497	2,342,984	1,738,879
Units issued	349,027	473,855	719,046	1,671,199	892,176
Units redeemed	(394,507)	(350,196)	(1,167,310)	(822,686)	(288,071)

Units, end of period	2,821,412	2,866,892	2,743,233	3,191,497	2,342,984

Unit value, end of period $	12.86 to 19.36	13.48 to 20.30	11.40	12.36 to 8.21	14.71
Assets, end of period $	41,804,622	45,296,462	37,488,254	33,818,004	46,630,648
Investment income ratio*	0.23%	0.35%	0.25%	2.13%	1.21%
Total return, lowest to highest**	(4.63%) to (4.63%)	18.23% to 18.24%	25.08% to 42.05%	(44.20%) to (31.29%)	3.36% to 11.94%

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	3,392,135	3,559,566	1,256,460	1,040,281	679,810
Units issued	300,209	337,650	2,680,851	470,399	441,217
Units redeemed	(412,610)	(505,081)	(377,745)	(254,220)	(80,746)

Units, end of period	3,279,734	3,392,135	3,559,566	1,256,460	1,040,281

Unit value, end of period $	11.62 to 17.35	11.87 to 17.72	10.69	8.17	13.20 to 19.70
Assets, end of period $	48,915,455	52,511,665	50,592,525	12,746,026	18,035,767
Investment income ratio*	1.17%	1.13%	1.53%	2.27%	2.89%
Total return, lowest to highest**	(2.10%) to (2.09%)	11.05% to 11.06%	23.68% to 33.69%	(38.08%) to (24.49%)	(0.67%) to 4.64%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American High-Income Bond Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)
Units, beginning of period	740	—
Units issued	63,795	741
Units redeemed	(14,008)	(1)

Units, end of period	50,527	740

Unit value, end of period $	10.16	10.02
Assets, end of period $	513,447	7,414
Investment income ratio*	14.42%	27.25%
Total return, lowest to highest**	1.46%	0.15%

(ba) Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,895,266	1,690,972	1,589,088	1,335,767	953,997
Units issued	301,418	478,796	425,526	666,694	613,619
Units redeemed	(246,560)	(274,502)	(323,642)	(413,373)	(231,849)

Units, end of period	1,950,124	1,895,266	1,690,972	1,589,088	1,335,767

Unit value, end of period $	13.24 to 23.31	15.45 to 27.21	14.46	17.85 to 10.14	17.60 to 30.98
Assets, end of period $	31,809,781	36,912,554	31,946,083	21,999,643	35,473,301
Investment income ratio*	1.39%	1.75%	1.19%	4.09%	2.31%
Total return, lowest to highest**	(14.34%)	6.88%	27.67% to 46.99%	(42.37%) to (26.02%)	9.35% to 19.58%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American New World Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	137,746	37,929	—
Units issued	150,947	164,720	186,355
Units redeemed	(63,589)	(64,903)	(148,426)

Units, end of period	225,104	137,746	37,929

Unit value, end of period $	13.44	15.69	13.36
Assets, end of period $	3,025,118	2,160,691	506,673
Investment income ratio*	1.51%	1.58%	0.55%
Total return, lowest to highest**	(14.33%)	17.43%	30.38% to 33.58%

(d) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Balanced Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	47,630	12,872	—
Units issued	46,727	38,835	16,728
Units redeemed	(10,163)	(4,077)	(3,856)

Units, end of period	84,194	47,630	12,872

Unit value, end of period $	13.57	13.41	11.91
Assets, end of period $	1,142,176	638,959	153,313
Investment income ratio*	1.72%	1.32%	1.80%
Total return, lowest to highest**	1.13%	12.63%	18.83% to 19.11%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Balanced Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)
Units, beginning of period	16,579	—
Units issued	4,653	18,696
Units redeemed	(1,434)	(2,117)

Units, end of period	19,798	16,579

Unit value, end of period $	13.54	13.40
Assets, end of period $	268,048	222,218
Investment income ratio*	1.55%	1.23%
Total return, lowest to highest**	1.01%	12.58%

(a) Fund available in prior year but no activity.

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	179,246	140,020	88,681	40,793	7,642
Units issued	90,351	58,516	90,411	64,266	39,576
Units redeemed	(40,460)	(19,290)	(39,072)	(16,378)	(6,425)

Units, end of period	229,137	179,246	140,020	88,681	40,793

Unit value, end of period $	66.93	65.97	56.75	39.69	69.05
Assets, end of period $	15,335,734	11,825,120	7,945,860	3,519,833	2,816,663
Investment income ratio*	0.02%	0.09%	0.19%	0.40%	0.81%
Total return, lowest to highest**	1.45%	16.25%	26.87% to 46.21%	(42.52%) to (28.71%)	5.35% to 12.81%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,105,401	1,263,707	1,413,536	1,501,232	1,513,575
Units issued	134,819	52,627	177,272	157,192	193,922
Units redeemed	(201,685)	(210,933)	(327,101)	(244,888)	(206,265)

Units, end of period	1,038,535	1,105,401	1,263,707	1,413,536	1,501,232

Unit value, end of period $	27.54	27.15	23.37	16.36	28.46
Assets, end of period $	28,596,326	30,005,516	29,533,414	23,118,554	42,725,551
Investment income ratio*	0.01%	0.08%	0.15%	0.32%	0.72%
Total return, lowest to highest**	1.44%	16.15%	42.90%	(42.53%)	12.75%

Sub-Account
Bond Trust Series 0
Year Ended Dec. 31/11 (e)
Units, beginning of period	—
Units issued	454,794
Units redeemed	(19,805)

Units, end of period	434,989

Unit value, end of period $	10.08
Assets, end of period $	4,385,424
Investment income ratio*	14.74%
Total return, lowest to highest**	0.82%

(e)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Bond Trust Series 1
Year Ended Dec. 31/11 (e)
Units, beginning of period	—
Units issued	105,732
Units redeemed	(14,284)

Units, end of period	91,448

Unit value, end of period $	10.08
Assets, end of period $	921,571
Investment income ratio*	13.72%
Total return, lowest to highest**	0.78%

(e) Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	126,685	78,693	36,365	36,448	438
Units issued	119,445	69,476	65,449	39,229	37,706
Units redeemed	(70,627)	(21,484)	(23,121)	(39,312)	(1,696)

Units, end of period	175,503	126,685	78,693	36,365	36,448

Unit value, end of period $	25.33	29.30	28.01	22.36	37.17
Assets, end of period $	4,445,200	3,712,040	2,204,255	813,066	1,354,678
Investment income ratio*	3.70%	4.05%	3.70%	4.49%	3.86%
Total return, lowest to highest**	(13.56%)	4.61%	19.34% to 25.28%	(39.84%) to (24.43%)	0.84% to 8.01%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	222,826	152,539	68,226	46,273	1,426
Units issued	101,116	106,229	127,872	71,242	48,372
Units redeemed	(48,114)	(35,942)	(43,559)	(49,289)	(3,525)

Units, end of period	275,828	222,826	152,539	68,226	46,273

Unit value, end of period $	13.81	14.41	13.18	10.58	16.15
Assets, end of period $	3,809,898	3,209,747	2,010,780	721,884	747,303
Investment income ratio*	0.38%	0.70%	0.76%	0.05%	1.25%
Total return, lowest to highest**	(4.11%)	9.27%	19.01% to 27.24%	(34.70%) to (23.56%)	0.63% to 5.44%

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	628,655	450,788	176,778	85,512	44,224
Units issued	230,612	290,426	323,428	116,994	76,983
Units redeemed	(154,377)	(112,559)	(49,418)	(25,728)	(35,695)

Units, end of period	704,890	628,655	450,788	176,778	85,512

Unit value, end of period $	13.90	13.88	12.41	8.72	13.89
Assets, end of period $	9,797,789	8,728,028	5,593,907	1,540,973	1,187,598
Investment income ratio*	0.11%	0.21%	0.40%	0.73%	0.46%
Total return, lowest to highest**	0.11%	11.88%	28.49% to 44.66%	(37.24%) to (23.78%)	7.66% to 11.70%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,846,901	1,438,012	1,460,124	1,616,971	1,713,529
Units issued	185,521	861,047	449,806	81,782	83,337
Units redeemed	(306,516)	(452,158)	(471,918)	(238,629)	(179,895)

Units, end of period	1,725,906	1,846,901	1,438,012	1,460,124	1,616,971

Unit value, end of period $	14.18	14.17	12.67	8.90	14.18
Assets, end of period $	24,469,173	26,164,810	18,217,168	12,999,758	22,931,837
Investment income ratio*	0.07%	0.14%	0.27%	0.45%	0.29%
Total return, lowest to highest**	0.07%	11.83%	42.28%	(37.22%)	11.61%

	Sub-Account
	Capital Appreciation Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	213,041	110,102	52,433	—
Units issued	359,857	131,163	80,518	61,493
Units redeemed	(49,995)	(28,224)	(22,849)	(9,060)

Units, end of period	522,903	213,041	110,102	52,433

Unit value, end of period $	11.12	10.79	9.47	7.27
Assets, end of period $	5,813,606	2,297,647	1,042,522	381,132
Investment income ratio*	2.16%	2.09%	2.88%	1.93%
Total return, lowest to highest**	3.09%	13.91%	19.68% to 30.98%	(27.77%) to (21.81%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	43,268	13,246	2,846	—
Units issued	27,639	33,774	10,974	2,863
Units redeemed	(25,799)	(3,752)	(574)	(17)

Units, end of period	45,108	43,268	13,246	2,846

Unit value, end of period $	11.12	10.78	9.46	7.27
Assets, end of period $	501,430	466,373	125,321	20,677
Investment income ratio*	1.70%	1.91%	4.14%	3.07%
Total return, lowest to highest**	3.13%	13.92%	30.21%	(27.34%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Core Allocation Plus Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	440,893	219,445	24,255	—
Units issued	316,036	244,174	214,506	26,450
Units redeemed	(46,608)	(22,726)	(19,316)	(2,195)

Units, end of period	710,321	440,893	219,445	24,255

Unit value, end of period $	9.36	9.58	8.66	6.91
Assets, end of period $	6,649,180	4,222,288	1,900,818	167,531
Investment income ratio*	1.68%	1.59%	2.82%	1.25%
Total return, lowest to highest**	(2.26%)	10.57%	17.53% to 27.67%	(31.54%) to (20.17%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Allocation Plus Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	14,598	13,918	2,603	—
Units issued	3,654	1,746	13,580	2,697
Units redeemed	(900)	(1,066)	(2,265)	(94)

Units, end of period	17,352	14,598	13,918	2,603

Unit value, end of period $	9.34	9.56	8.65	6.91
Assets, end of period $	162,077	139,586	120,436	17,989
Investment income ratio*	1.40%	1.22%	2.99%	0.99%
Total return, lowest to highest**	(2.32%)	10.50%	25.21%	(30.89%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Core Bond Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	90,998	117,612	46,848	6,608	1,619
Units issued	71,283	46,008	121,385	45,229	6,309
Units redeemed	(33,955)	(72,622)	(50,621)	(4,989)	(1,320)

Units, end of period	128,326	90,998	117,612	46,848	6,608

Unit value, end of period $	14.71	13.58	12.67	11.53	11.15
Assets, end of period $	1,887,440	1,235,635	1,490,182	539,932	73,690
Investment income ratio*	4.64%	2.39%	2.98%	10.35%	8.63%
Total return, lowest to highest**	8.32%	7.17%	5.61% to 9.93%	1.09% to 3.36%	4.77% to 6.36%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	42,918	63,282	68,377	7,401	6,596
Units issued	57,545	46,878	174,832	65,912	7,031
Units redeemed	(19,028)	(67,242)	(179,927)	(4,936)	(6,226)

Units, end of period	81,435	42,918	63,282	68,377	7,401

Unit value, end of period $	18.35	16.94	15.82	14.39	13.93
Assets, end of period $	1,494,132	726,899	1,000,953	983,878	103,082
Investment income ratio*	4.35%	2.26%	2.36%	13.33%	6.90%
Total return, lowest to highest**	8.32%	7.08%	9.94%	3.29%	6.27%

	Sub-Account
	Core Diversified Growth & Income Trust Series 1
	Year Ended Dec. 31/11 (l)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (at)
Units, beginning of period	103,651	17,206	—
Units issued	131,084	125,899	19,887
Units redeemed	(234,735)	(39,454)	(2,681)

Units, end of period	—	103,651	17,206

Unit value, end of period $	13.88	13.55	12.21
Assets, end of period $	—	1,404,280	210,163
Investment income ratio*	2.72%	2.73%	7.12%
Total return, lowest to highest**	2.45%	10.92%	21.22% to 22.14%

(l)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on October 31, 2011.
(at)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009. Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust Series 1.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Strategy Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08 (n)
Units, beginning of period	1,038,991	267,144	41,806	—
Units issued	1,329,658	881,952	309,645	57,115
Units redeemed	(255,893)	(110,105)	(84,307)	(15,309)

Units, end of period	2,112,756	1,038,991	267,144	41,806

Unit value, end of period $	10.34	10.32	9.17	7.52
Assets, end of period $	21,837,429	10,719,577	2,448,586	314,295
Investment income ratio*	3.15%	3.82%	3.85%	4.26%
Total return, lowest to highest**	0.19%	12.57%	18.49% to 25.03%	(25.51%) to (17.79%)

(au) Fund renamed on May 4, 2009. Previously known as Index Allocation Trust. (n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Core Strategy Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08 (n)
Units, beginning of period	5,072	8,259	712	—
Units issued	7,705	1,705	22,430	728
Units redeemed	(757)	(4,892)	(14,883)	(16)

Units, end of period	12,020	5,072	8,259	712

Unit value, end of period $	10.32	10.30	9.16	7.52
Assets, end of period $	124,008	52,207	75,637	5,346
Investment income ratio*	3.66%	1.64%	1.93%	4.16%
Total return, lowest to highest**	0.20%	12.42%	21.87%	(24.84%)

(au)	Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	1,111,216	688,862	244,015	—
Units issued	465,775	530,046	480,724	276,790
Units redeemed	(92,730)	(107,692)	(35,877)	(32,775)

Units, end of period	1,484,261	1,111,216	688,862	244,015

Unit value, end of period $	10.21	10.42	9.19	7.22
Assets, end of period $	15,152,146	11,579,775	6,327,448	1,761,052
Investment income ratio*	2.48%	2.08%	3.03%	5.06%
Total return, lowest to highest**	(2.04%)	13.45%	20.12% to 29.89%	(28.63%) to (18.51%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Disciplined Diversification Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	20,237	9,007	739	—
Units issued	1,498	25,890	9,951	751
Units redeemed	(3,281)	(14,660)	(1,683)	(12)

Units, end of period	18,454	20,237	9,007	739

Unit value, end of period $	10.19	10.41	9.18	7.21
Assets, end of period $	188,016	210,581	82,646	5,332
Investment income ratio*	2.06%	2.68%	3.37%	3.12%
Total return, lowest to highest**	(2.09%)	13.40%	27.22%	(27.87%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (h)
Units, beginning of period	645,484	206,889	88,052	34,509	—
Units issued	661,827	607,899	151,966	66,918	40,759
Units redeemed	(529,383)	(169,304)	(33,129)	(13,375)	(6,250)

Units, end of period	777,928	645,484	206,889	88,052	34,509

Unit value, end of period $	10.43	14.29	11.61	5.77	11.99
Assets, end of period $	8,114,354	9,226,107	2,402,101	507,699	413,901
Investment income ratio*	1.65%	1.79%	0.17%	3.11%	1.63%
Total return, lowest to highest**	(27.02%)	23.11%	1.56% to 101.36%	(51.92%)	7.16% to 19.94%

(h) Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (h)
Units, beginning of period	533,917	505,634	386,629	70,658	—
Units issued	75,805	280,552	166,291	394,873	323,440
Units redeemed	(118,969)	(252,269)	(47,286)	(78,902)	(252,782)

Units, end of period	490,753	533,917	505,634	386,629	70,658

Unit value, end of period $	13.01	17.84	14.50	7.21	15.00
Assets, end of period $	6,385,428	9,523,826	7,331,272	2,787,213	1,059,804
Investment income ratio*	1.53%	1.44%	0.09%	3.88%	1.19%
Total return, lowest to highest**	(27.06%)	23.03%	101.12%	(51.94%)	19.99%

(h)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	599,309	470,729	307,924	190,329	44,286
Units issued	719,081	196,081	249,024	150,275	185,002
Units redeemed	(138,659)	(67,501)	(86,219)	(32,680)	(38,959)

Units, end of period	1,179,731	599,309	470,729	307,924	190,329

Unit value, end of period $	27.90	28.12	24.40	19.40	30.29
Assets, end of period $	32,918,634	16,850,942	11,486,502	5,975,008	5,764,993
Investment income ratio*	2.28%	2.25%	2.39%	3.09%	3.24%
Total return, lowest to highest**	(0.76%)	15.23%	24.57% to 30.76%	(35.94%) to (23.36%)	(0.41%) to 3.39%

	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,319,377	1,429,347	1,711,504	1,905,393	2,003,642
Units issued	295,242	97,214	239,511	128,512	147,768
Units redeemed	(190,305)	(207,184)	(521,668)	(322,401)	(246,017)

Units, end of period	1,424,314	1,319,377	1,429,347	1,711,504	1,905,393

Unit value, end of period $	27.98	28.21	24.50	19.49	30.44
Assets, end of period $	39,852,123	37,216,943	35,024,330	33,359,115	57,992,370
Investment income ratio*	1.86%	1.90%	2.08%	2.39%	2.88%
Total return, lowest to highest**	(0.81%)	15.12%	25.72%	(35.96%)	3.35%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	144,010	117,719	116,139	37,620	12,570
Units issued	61,746	60,283	51,387	110,768	32,535
Units redeemed	(32,965)	(33,992)	(49,807)	(32,249)	(7,485)

Units, end of period	172,791	144,010	117,719	116,139	37,620

Unit value, end of period $	16.96	18.72	16.68	11.79	21.29
Assets, end of period $	2,930,958	2,695,924	1,963,769	1,368,921	800,870
Investment income ratio*	1.86%	0.40%	0.84%	1.36%	1.55%
Total return, lowest to highest**	(9.39%)	12.22%	25.68% to 49.06%	(44.63%) to (28.65%)	(6.73%) to (3.84%)

	Sub-Account
	Financial Services Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	177,237	156,871	208,617	179,750	260,203
Units issued	13,836	99,560	32,516	88,029	145,683
Units redeemed	(63,104)	(79,194)	(84,262)	(59,162)	(226,136)

Units, end of period	127,969	177,237	156,871	208,617	179,750

Unit value, end of period $	14.10	15.59	13.89	9.82	17.74
Assets, end of period $	1,804,676	2,762,292	2,177,974	2,048,333	3,188,630
Investment income ratio*	1.49%	0.36%	0.72%	1.04%	1.17%
Total return, lowest to highest**	(9.51%)	12.26%	41.41%	(44.65%)	(6.81%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	603,385	332,582	120,748	—
Units issued	340,142	352,869	278,194	140,744
Units redeemed	(87,806)	(82,066)	(66,360)	(19,996)

Units, end of period	855,721	603,385	332,582	120,748

Unit value, end of period $	9.75	9.89	8.93	6.79
Assets, end of period $	8,339,811	5,967,519	2,970,970	820,057
Investment income ratio*	3.61%	5.24%	6.02%	10.70%
Total return, lowest to highest**	(1.45%)	10.71%	25.33% to 32.61%	(32.68%) to (21.32%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	37,086	37,337	20,051	—
Units issued	4,242	7,491	24,025	20,207
Units redeemed	(6,237)	(7,742)	(6,739)	(156)

Units, end of period	35,091	37,086	37,337	20,051

Unit value, end of period $	9.74	9.88	8.92	6.79
Assets, end of period $	341,709	366,286	333,222	136,112
Investment income ratio*	3.02%	4.00%	4.56%	9.47%
Total return, lowest to highest**	(1.41%)	10.66%	31.48%	(32.12%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	67,643	40,570	17,753	11,432	249
Units issued	95,939	38,989	30,188	17,617	12,492
Units redeemed	(53,445)	(11,916)	(7,371)	(11,296)	(1,309)

Units, end of period	110,137	67,643	40,570	17,753	11,432

Unit value, end of period $	46.29	49.89	39.29	26.44	45.60
Assets, end of period $	5,098,291	3,374,937	1,593,765	469,300	521,298
Investment income ratio*	0.00%	0.20%	0.07%	0.00%	0.00%
Total return, lowest to highest**	(7.22%)	27.00%	29.61% to 50.68%	(42.03%) to (33.95%)	2.22% to 11.92%

	Sub-Account
	Fundamental All Cap Core Trust Series 0
	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aa)	Year Ended Dec. 31/07
Units, beginning of period	609,508	532,399	443,600	25,873	1,680
Units issued	105,381	142,888	152,153	455,450	28,784
Units redeemed	(134,474)	(65,779)	(63,354)	(37,723)	(4,591)

Units, end of period	580,415	609,508	532,399	443,600	25,873

Unit value, end of period $	11.74	11.98	10.02	7.81	13.73
Assets, end of period $	6,813,735	7,303,047	5,336,237	3,463,956	355,207
Investment income ratio*	1.08%	1.31%	1.52%	1.51%	3.64%
Total return, lowest to highest**	(2.02%)	19.55%	26.61% to 31.86%	(43.12%) to (28.05%)	(0.84%) to 3.82%

(m)	Fund renamed on June 27, 2011. Previously known as Optimized All Cap Trust.
(aa)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental All Cap Core Trust Series 1
	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aa)	Year Ended Dec. 31/07
Units, beginning of period	40,105	34,577	32,870	32,836	27,796
Units issued	49,830	13,754	12,093	9,367	11,476
Units redeemed	(51,315)	(8,226)	(10,386)	(9,333)	(6,436)

Units, end of period	38,620	40,105	34,577	32,870	32,836

Unit value, end of period $	19.80	20.22	16.91	13.19	23.21
Assets, end of period $	764,761	811,038	584,890	433,461	761,997
Investment income ratio*	0.93%	1.26%	1.42%	0.88%	1.33%
Total return, lowest to highest**	(2.08%)	19.55%	28.27%	(43.18%)	3.79%

(m) Fund renamed on June 27, 2011. Previously known as Optimized All Cap Trust. (aa) Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

	Sub-Account
	Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/11 (v)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	135,765	31,378	—
Units issued	102,459	110,364	36,372
Units redeemed	(15,038)	(5,977)	(4,994)

Units, end of period	223,186	135,765	31,378

Unit value, end of period $	13.02	13.15	11.92
Assets, end of period $	2,905,041	1,785,981	374,032
Investment income ratio*	1.88%	2.76%	4.60%
Total return, lowest to highest**	(1.05%)	10.36%	18.47% to 19.20%

(v)	Fund renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.
(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Large Cap Value Trust Series 0
	Year Ended Dec. 31/11 (u)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07
Units, beginning of period	25,427	20,267	11,689	7,128	2,847
Units issued	12,777	7,657	10,482	8,330	7,399
Units redeemed	(4,681)	(2,497)	(1,904)	(3,769)	(3,118)

Units, end of period	33,523	25,427	20,267	11,689	7,128

Unit value, end of period $	10.94	10.74	9.46	7.60	12.91
Assets, end of period $	366,755	272,999	191,702	88,785	91,988
Investment income ratio*	1.22%	2.23%	2.37%	3.21%	2.39%
Total return, lowest to highest**	1.90%	13.51%	22.60% to 28.80%	(41.15%) to (27.37%)	(5.53%) to (5.17%)

(u) Fund renamed on June 27, 2011. Previously known as Optimized Value Trust. (ab) Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.

	Sub-Account
	Fundamental Large Cap Value Trust Series 1
	Year Ended Dec. 31/11 (u)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07
Units, beginning of period	20,605	47,329	19,282	25,026	30,356
Units issued	534	2,297	31,578	2,174	7,487
Units redeemed	(5,593)	(29,021)	(3,531)	(7,918)	(12,817)

Units, end of period	15,546	20,605	47,329	19,282	25,026

Unit value, end of period $	15.56	15.29	13.47	10.82	18.40
Assets, end of period $	241,940	315,178	637,435	208,655	460,514
Investment income ratio*	0.92%	1.63%	2.29%	2.19%	1.89%
Total return, lowest to highest**	1.75%	13.57%	24.47%	(41.20%)	(5.19%)

(u)	Fund renamed on June 27, 2011. Previously known as Optimized Value Trust.
(ab)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	683,706	657,031	521,433	217,370	115,334
Units issued	229,019	116,064	263,000	335,263	153,127
Units redeemed	(144,615)	(89,389)	(127,402)	(31,200)	(51,091)

Units, end of period	768,110	683,706	657,031	521,433	217,370

Unit value, end of period $	11.52	11.96	10.57	8.02	13.20
Assets, end of period $	8,845,886	8,179,935	6,944,210	4,180,215	2,869,319
Investment income ratio*	0.90%	1.24%	1.07%	1.33%	1.90%
Total return, lowest to highest**	(3.74%)	13.20%	24.46% to 38.50%	(39.27%) to (27.52%)	1.75% to 4.08%

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,980,954	2,292,817	2,614,431	839,619	843,213
Units issued	41,748	51,837	147,278	1,944,160	82,479
Units redeemed	(230,101)	(363,700)	(468,892)	(169,348)	(86,073)

Units, end of period	1,792,601	1,980,954	2,292,817	2,614,431	839,619

Unit value, end of period $	16.10	16.73	14.79	11.23	18.50
Assets, end of period $	28,861,080	33,146,677	33,921,686	29,351,918	15,533,588
Investment income ratio*	0.80%	1.10%	0.93%	2.04%	1.61%
Total return, lowest to highest**	(3.78%)	13.10%	31.78%	(39.32%)	4.04%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	526,082	375,186	246,235	101,209	17,041
Units issued	317,260	221,715	208,461	214,587	124,717
Units redeemed	(158,211)	(70,819)	(79,510)	(69,561)	(40,549)

Units, end of period	685,131	526,082	375,186	246,235	101,209

Unit value, end of period $	29.72	27.24	24.68	21.38	22.37
Assets, end of period $	20,360,771	14,332,298	9,258,209	5,264,809	2,264,010
Investment income ratio*	7.13%	4.05%	12.11%	0.45%	8.78%
Total return, lowest to highest**	9.08%	10.40%	13.91% to 15.41%	(10.44%) to (1.77%)	7.85% to 9.61%

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	285,417	322,510	353,326	378,221	297,509
Units issued	40,000	50,441	47,286	169,048	133,164
Units redeemed	(72,831)	(87,534)	(78,102)	(193,943)	(52,452)

Units, end of period	252,586	285,417	322,510	353,326	378,221

Unit value, end of period $	29.65	27.18	24.64	21.36	22.36
Assets, end of period $	7,489,622	7,758,500	7,947,891	7,545,805	8,456,390
Investment income ratio*	6.22%	3.42%	12.46%	0.66%	8.07%
Total return, lowest to highest**	9.08%	10.30%	15.39%	(4.48%)	9.63%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Diversification Trust Series 1
	Year Ended Dec. 31/11 (w)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	344,764	52,936	—
Units issued	337,391	360,304	239,096
Units redeemed	(133,788)	(68,476)	(186,160)

Units, end of period	548,367	344,764	52,936

Unit value, end of period $	13.26	14.18	12.59
Assets, end of period $	7,269,816	4,887,651	666,617
Investment income ratio*	2.15%	3.34%	0.90%
Total return, lowest to highest**	(6.49%)	12.57%	23.51% to 25.94%

(w)   Fund renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.

(d)    Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	262,855	232,154	169,750	126,882	17,172
Units issued	85,969	58,151	140,435	121,812	156,179
Units redeemed	(46,965)	(27,450)	(78,031)	(78,944)	(46,469)

Units, end of period	301,859	262,855	232,154	169,750	126,882

Unit value, end of period $	11.09	11.79	10.94	8.32	13.75
Assets, end of period $	3,347,937	3,099,757	2,539,033	1,412,211	1,744,368
Investment income ratio*	2.18%	1.80%	1.86%	2.39%	2.20%
Total return, lowest to highest**	(5.96%)	7.82%	25.95% to 34.80%	(39.49%) to (23.39%)	(1.71%) to 1.32%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	371,750	428,601	509,405	580,663	616,455
Units issued	15,286	18,009	26,736	21,813	42,055
Units redeemed	(37,499)	(74,860)	(107,540)	(93,071)	(77,847)

Units, end of period	349,537	371,750	428,601	509,405	580,663

Unit value, end of period $	20.53	21.84	20.27	15.43	25.52
Assets, end of period $	7,176,763	8,119,788	8,687,246	7,859,543	14,819,721
Investment income ratio*	2.03%	1.51%	1.64%	1.89%	2.27%
Total return, lowest to highest**	(6.00%)	7.76%	31.36%	(39.55%)	1.34%

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	253,599	207,051	188,453	96,833	43,543
Units issued	141,140	113,103	124,348	135,216	66,550
Units redeemed	(84,097)	(66,555)	(105,750)	(43,596)	(13,260)

Units, end of period	310,642	253,599	207,051	188,453	96,833

Unit value, end of period $	20.45	18.48	15.96	12.11	17.26
Assets, end of period $	6,353,770	4,687,298	3,304,423	2,281,170	1,671,128
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	10.66%	15.81%	29.89% to 34.30%	(29.86%) to (21.80%)	11.46% to 17.73%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	192,844	297,616	334,940	366,728	309,378
Units issued	140,060	41,742	287,026	429,784	212,104
Units redeemed	(123,553)	(146,514)	(324,350)	(461,572)	(154,754)

Units, end of period	209,351	192,844	297,616	334,940	366,728

Unit value, end of period $	26.28	23.76	20.54	15.58	22.23
Assets, end of period $	5,500,622	4,582,678	6,112,890	5,219,205	8,152,233
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	10.57%	15.70%	31.81%	(29.90%)	17.67%

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	594,950	377,891	174,952	73,752	17,277
Units issued	448,320	598,494	424,203	134,571	82,542
Units redeemed	(291,076)	(381,435)	(221,264)	(33,371)	(26,067)

Units, end of period	752,194	594,950	377,891	174,952	73,752

Unit value, end of period $	16.33	16.15	14.20	9.19	13.03
Assets, end of period $	12,285,110	9,607,893	5,365,173	1,607,698	961,063
Investment income ratio*	9.04%	55.57%	15.77%	11.18%	14.21%
Total return, lowest to highest**	1.14%	13.75%	31.02% to 54.51%	(29.78%) to (24.36%)	1.64% to 3.36%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	589,487	527,616	637,343	608,635	820,106
Units issued	73,417	260,290	79,853	135,737	465,144
Units redeemed	(158,617)	(198,419)	(189,580)	(107,029)	(676,615)

Units, end of period	504,287	589,487	527,616	637,343	608,635

Unit value, end of period $	24.76	24.54	21.57	13.96	19.81
Assets, end of period $	12,486,511	14,466,302	11,379,527	8,896,592	12,054,256
Investment income ratio*	8.29%	46.27%	11.48%	10.10%	11.78%
Total return, lowest to highest**	0.89%	13.78%	54.51%	(29.52%)	1.64%

	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	412,641	355,255	290,137	165,333	44,439
Units issued	106,361	115,012	121,727	156,585	167,352
Units redeemed	(71,372)	(57,626)	(56,609)	(31,781)	(46,458)

Units, end of period	447,630	412,641	355,255	290,137	165,333

Unit value, end of period $	11.96	13.22	12.05	10.16	16.55
Assets, end of period $	5,351,892	5,454,795	4,282,316	2,948,335	2,735,485
Investment income ratio*	2.57%	2.16%	2.48%	6.58%	2.70%
Total return, lowest to highest**	(9.55%)	9.67%	18.62% to 22.55%	(38.58%) to (22.22%)	3.06% to 11.46%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	949,361	1,030,714	1,179,956	1,267,527	1,379,369
Units issued	27,244	34,465	44,296	57,825	172,874
Units redeemed	(139,949)	(115,818)	(193,538)	(145,396)	(284,716)

Units, end of period	836,656	949,361	1,030,714	1,179,956	1,267,527

Unit value, end of period $	16.27	17.99	16.42	13.84	22.54
Assets, end of period $	13,610,722	17,079,150	16,921,930	16,328,396	28,576,915
Investment income ratio*	2.29%	1.89%	2.41%	5.21%	2.20%
Total return, lowest to highest**	(9.58%)	9.58%	18.64%	(38.62%)	11.42%

	Sub-Account
	International Equity Index Trust A Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bb)
Units, beginning of period	420,863	—
Units issued	351,538	544,939
Units redeemed	(301,517)	(124,076)

Units, end of period	470,884	420,863

Unit value, end of period $	9.50	11.08
Assets, end of period $	4,474,343	4,661,679
Investment income ratio*	3.35%	2.41%
Total return, lowest to highest**	(14.21%)	10.76%

(bb)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Equity Index Trust A Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	751,112	383,506	432,901	401,232	354,913
Units issued	41,006	598,641	73,467	173,638	102,021
Units redeemed	(68,991)	(231,035)	(122,862)	(141,969)	(55,702)

Units, end of period	723,127	751,112	383,506	432,901	401,232

Unit value, end of period $	18.18	21.19	19.11	13.87	25.00
Assets, end of period $	13,143,399	15,918,574	7,331,369	6,003,063	10,033,176
Investment income ratio*	3.17%	2.53%	12.86%	2.15%	3.92%
Total return, lowest to highest**	(14.24%)	10.87%	37.85%	(44.54%)	15.42%

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	355,711	277,336	185,564	115,068	17,730
Units issued	134,781	127,757	150,828	115,371	194,216
Units redeemed	(52,652)	(49,382)	(59,056)	(44,875)	(96,878)

Units, end of period	437,840	355,711	277,336	185,564	115,068

Unit value, end of period $	35.28	41.02	36.81	26.52	47.69
Assets, end of period $	15,448,863	14,592,460	10,209,621	4,921,514	5,487,278
Investment income ratio*	3.78%	2.87%	4.64%	3.18%	5.61%
Total return, lowest to highest**	(13.99%)	11.43%	27.56% to 43.56%	(44.38%) to (27.72%)	6.22% to 15.82%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Opportunities Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	369,669	299,029	205,601	123,540	20,208
Units issued	157,891	155,378	181,390	137,348	113,238
Units redeemed	(104,032)	(84,738)	(87,962)	(55,287)	(9,906)

Units, end of period	423,528	369,669	299,029	205,601	123,540

Unit value, end of period $	12.05	14.33	12.59	9.16	18.51
Assets, end of period $	5,101,910	5,295,682	3,766,046	1,883,257	2,286,484
Investment income ratio*	0.83%	1.67%	1.28%	1.61%	2.04%
Total return, lowest to highest**	(15.91%)	13.75%	21.08% to 41.09%	(50.51%) to (34.21%)	14.07% to 20.10%

	Sub-Account
	International Opportunities Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	219,210	259,264	185,087	289,267	194,092
Units issued	16,068	177,794	192,237	371,715	375,594
Units redeemed	(90,211)	(217,848)	(118,060)	(475,895)	(280,419)

Units, end of period	145,067	219,210	259,264	185,087	289,267

Unit value, end of period $	15.00	17.84	15.71	11.42	23.10
Assets, end of period $	2,176,118	3,910,999	4,072,466	2,113,584	6,681,311
Investment income ratio*	0.68%	1.34%	1.16%	1.15%	1.99%
Total return, lowest to highest**	(15.92%)	13.58%	37.55%	(50.56%)	20.10%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Small Company Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)
Units, beginning of period	443,784	450,469	—
Units issued	254,383	169,761	464,129
Units redeemed	(142,480)	(176,446)	(13,660)

Units, end of period	555,687	443,784	450,469

Unit value, end of period $	10.12	12.07	9.84
Assets, end of period $	5,621,015	5,355,455	4,433,086
Investment income ratio*	1.78%	2.89%	0.79%
Total return, lowest to highest**	(16.18%)	22.62%	(1.59%)

(ag) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Small Company Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)
Units, beginning of period	659,909	942,338	—
Units issued	35,698	41,452	962,899
Units redeemed	(113,825)	(323,881)	(20,561)

Units, end of period	581,782	659,909	942,338

Unit value, end of period $	10.10	12.06	9.83
Assets, end of period $	5,878,255	7,959,249	9,263,025
Investment income ratio*	1.60%	2.55%	0.79%
Total return, lowest to highest**	(16.23%)	22.70%	(1.70%)

(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	854,373	519,945	442,372	259,863	73,556
Units issued	222,195	413,923	197,188	281,212	244,711
Units redeemed	(115,603)	(79,495)	(119,615)	(98,703)	(58,404)

Units, end of period	960,965	854,373	519,945	442,372	259,863

Unit value, end of period $	11.71	13.43	12.43	9.15	15.95
Assets, end of period $	11,253,977	11,473,265	6,464,991	4,046,318	4,143,934
Investment income ratio*	2.69%	2.45%	2.52%	4.45%	4.71%
Total return, lowest to highest**	(12.80%)	8.00%	26.96% to 39.98%	(42.64%) to (26.82%)	5.24% to 9.61%

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	916,182	1,045,893	1,356,901	1,564,989	1,763,611
Units issued	35,244	67,207	48,846	40,606	222,231
Units redeemed	(152,828)	(196,918)	(359,854)	(248,694)	(420,853)

Units, end of period	798,598	916,182	1,045,893	1,356,901	1,564,989

Unit value, end of period $	18.18	20.86	19.32	14.23	24.81
Assets, end of period $	14,512,583	19,105,464	20,198,265	19,301,098	38,827,351
Investment income ratio*	2.36%	1.95%	2.07%	3.45%	4.22%
Total return, lowest to highest**	(12.85%)	7.98%	35.77%	(42.66%)	9.52%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	384,286	315,676	184,975	80,225	10,501
Units issued	124,820	186,751	218,176	160,301	82,285
Units redeemed	(71,023)	(118,141)	(87,475)	(55,551)	(12,561)

Units, end of period	438,083	384,286	315,676	184,975	80,225

Unit value, end of period $	14.33	13.26	12.33	10.97	11.15
Assets, end of period $	6,278,621	5,097,118	3,893,677	2,029,254	894,483
Investment income ratio*	4.60%	5.66%	5.48%	8.35%	10.61%
Total return, lowest to highest**	8.06%	7.54%	9.70% to 12.43%	(3.10%) to 0.35%	4.83% to 6.23%

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	573,441	667,800	730,818	835,318	883,152
Units issued	21,292	81,173	36,042	29,684	67,579
Units redeemed	(87,476)	(175,532)	(99,060)	(134,184)	(115,413)

Units, end of period	507,257	573,441	667,800	730,818	835,318

Unit value, end of period $	30.43	28.16	26.20	23.30	23.70
Assets, end of period $	15,433,505	16,144,443	17,497,145	17,028,718	19,795,158
Investment income ratio*	4.04%	5.00%	4.92%	6.47%	8.98%
Total return, lowest to highest**	8.07%	7.45%	12.45%	(1.67%)	6.21%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Growth Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (av)	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	90,544	60,107	35,483	24,122	506
Units issued	101,116	49,616	45,583	36,821	25,433
Units redeemed	(40,792)	(19,179)	(20,959)	(25,460)	(1,817)

Units, end of period	150,868	90,544	60,107	35,483	24,122

Unit value, end of period $	28.04	28.27	22.97	16.72	32.76
Assets, end of period $	4,230,941	2,559,723	1,380,753	593,204	790,298
Investment income ratio*	0.00%	0.36%	0.65%	0.02%	0.79%
Total return, lowest to highest**	(0.80%)	23.06%	24.69% to 41.05%	(48.97%) to (29.61%)	13.70% to 22.43%

(av) Fund renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

	Sub-Account
	Large Cap Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	221,633	148,296	119,357	74,283	14,830
Units issued	272,249	94,687	139,797	61,227	64,255
Units redeemed	(204,695)	(21,350)	(110,858)	(16,153)	(4,802)

Units, end of period	289,187	221,633	148,296	119,357	74,283

Unit value, end of period $	11.45	11.69	10.27	7.84	12.96
Assets, end of period $	3,311,937	2,590,389	1,522,435	935,239	962,931
Investment income ratio*	1.47%	1.32%	1.99%	1.95%	1.18%
Total return, lowest to highest**	(2.02%)	13.84%	26.52% to 35.15%	(39.55%) to (28.84%)	(1.46%) to 1.53%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,007,180	1,099,700	1,257,230	1,351,236	34,072
Units issued	50,502	49,033	78,269	29,850	1,587,795
Units redeemed	(167,002)	(141,553)	(235,799)	(123,856)	(270,631)

Units, end of period	890,680	1,007,180	1,099,700	1,257,230	1,351,236

Unit value, end of period $	14.27	14.58	12.81	9.79	16.19
Assets, end of period $	12,713,704	14,679,411	14,091,141	12,311,939	21,878,540
Investment income ratio*	1.33%	1.07%	1.95%	1.42%	0.79%
Total return, lowest to highest**	(2.06%)	13.75%	30.85%	(39.52%)	1.40%

	Sub-Account
	Large Cap Value Trust Series 0
	Year Ended Dec. 31/11 (k)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,138,461	980,349	581,679	312,808	40,849
Units issued	106,470	320,990	553,100	341,611	353,983
Units redeemed	(1,244,931)	(162,878)	(154,430)	(72,740)	(82,024)

Units, end of period	—	1,138,461	980,349	581,679	312,808

Unit value, end of period $	11.80	10.95	9.96	9.00	14.03
Assets, end of period $	—	12,467,873	9,762,675	5,233,006	4,389,271
Investment income ratio*	1.56%	1.37%	1.93%	1.99%	1.30%
Total return, lowest to highest**	7.80%	9.97%	10.68% to 17.03%	(35.89%) to (22.82%)	0.67% to 4.45%

(k)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2011.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Value Trust Series 1
	Year Ended Dec. 31/11 (k)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	350,231	383,688	416,921	424,640	316,288
Units issued	4,912	71,765	150,636	99,090	164,214
Units redeemed	(355,143)	(105,222)	(183,869)	(106,809)	(55,862)

Units, end of period	—	350,231	383,688	416,921	424,640

Unit value, end of period $	22.81	21.17	19.26	17.41	27.16
Assets, end of period $	—	7,414,126	7,389,601	7,257,508	11,533,344
Investment income ratio*	1.47%	1.21%	1.65%	1.61%	1.02%
Total return, lowest to highest**	7.75%	9.91%	10.63%	(35.91%)	4.38%

(k) Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2011.

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	5,488,258	4,770,594	3,513,566	1,878,078	698,032
Units issued	2,874,073	1,404,755	1,940,204	2,218,963	1,303,383
Units redeemed	(580,351)	(687,091)	(683,176)	(583,475)	(123,337)

Units, end of period	7,781,980	5,488,258	4,770,594	3,513,566	1,878,078

Unit value, end of period $	12.43	13.29	11.41	8.41	14.50
Assets, end of period $	96,769,034	72,955,593	54,435,579	29,546,692	27,229,364
Investment income ratio*	2.13%	2.16%	1.30%	2.63%	8.96%
Total return, lowest to highest**	(6.46%)	16.50%	26.59% to 40.08%	(42.00%) to (28.35%)	2.48% to 8.66%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	817,388	938,838	1,095,292	1,045,746	1,034,272
Units issued	53,093	36,362	137,449	165,571	131,507
Units redeemed	(125,519)	(157,812)	(293,903)	(116,025)	(120,033)

Units, end of period	744,962	817,388	938,838	1,095,292	1,045,746

Unit value, end of period $	20.79	22.24	19.10	14.08	24.27
Assets, end of period $	15,489,973	18,178,383	17,930,628	15,423,262	25,384,726
Investment income ratio*	1.67%	1.90%	0.97%	1.89%	9.34%
Total return, lowest to highest**	(6.51%)	16.45%	35.62%	(41.99%)	8.55%

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	13,169,663	10,444,013	7,388,432	3,616,870	1,155,928
Units issued	3,565,463	4,042,323	4,136,998	4,240,191	2,847,801
Units redeemed	(1,240,278)	(1,316,673)	(1,081,417)	(468,629)	(386,859)

Units, end of period	15,494,848	13,169,663	10,444,013	7,388,432	3,616,870

Unit value, end of period $	13.34	13.25	11.85	9.06	13.19
Assets, end of period $	206,692,073	174,502,129	123,807,369	66,910,374	47,697,845
Investment income ratio*	3.73%	3.20%	5.22%	4.71%	7.59%
Total return, lowest to highest**	0.67%	11.78%	21.41% to 31.35%	(31.33%) to (21.25%)	3.29% to 6.60%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	2,569,644	2,706,170	2,926,535	2,881,154	2,622,654
Units issued	124,353	287,179	311,933	262,253	543,402
Units redeemed	(326,119)	(423,705)	(532,298)	(216,872)	(284,902)

Units, end of period	2,367,878	2,569,644	2,706,170	2,926,535	2,881,154

Unit value, end of period $	26.86	26.70	23.89	18.27	26.60
Assets, end of period $	63,612,529	68,605,402	64,656,349	53,476,454	76,629,316
Investment income ratio*	3.26%	2.77%	4.39%	3.34%	7.47%
Total return, lowest to highest**	0.62%	11.74%	30.75%	(31.30%)	6.47%

	Sub-Account
	Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,410,659	1,106,731	590,238	200,767	122,621
Units issued	518,944	667,719	691,005	441,003	127,951
Units redeemed	(347,163)	(363,791)	(174,512)	(51,532)	(49,805)

Units, end of period	1,582,440	1,410,659	1,106,731	590,238	200,767

Unit value, end of period $	13.84	13.27	12.15	9.99	11.81
Assets, end of period $	21,900,746	18,723,583	13,445,432	5,895,568	2,371,123
Investment income ratio*	4.66%	3.07%	7.08%	6.69%	9.09%
Total return, lowest to highest**	4.27%	9.25%	15.08% to 21.63%	(16.40%) to (10.74%)	4.04% to 5.35%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	255,747	242,898	353,487	305,309	288,038
Units issued	55,467	102,956	90,967	111,077	70,842
Units redeemed	(97,497)	(90,107)	(201,556)	(62,899)	(53,571)

Units, end of period	213,717	255,747	242,898	353,487	305,309

Unit value, end of period $	29.63	28.42	26.05	21.40	25.35
Assets, end of period $	6,332,060	7,269,913	6,327,445	7,565,598	7,739,240
Investment income ratio*	4.47%	2.80%	4.64%	4.71%	8.00%
Total return, lowest to highest**	4.23%	9.12%	21.71%	(15.57%)	5.38%

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	21,196,960	18,176,732	14,810,060	8,400,013	2,785,384
Units issued	4,530,186	4,731,019	4,774,354	6,929,059	6,247,658
Units redeemed	(1,876,208)	(1,710,791)	(1,407,682)	(519,012)	(633,029)

Units, end of period	23,850,938	21,196,960	18,176,732	14,810,060	8,400,013

Unit value, end of period $	12.96	13.16	11.64	8.73	13.76
Assets, end of period $	309,010,166	278,953,124	211,587,068	129,311,195	115,560,317
Investment income ratio*	2.98%	2.72%	3.81%	3.44%	7.85%
Total return, lowest to highest**	(1.55%)	13.04%	23.39% to 35.36%	(36.54%) to (24.41%)	3.01% to 7.55%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	3,839,288	4,101,646	4,339,925	4,344,121	4,080,709
Units issued	346,932	368,891	301,296	383,567	564,108
Units redeemed	(679,194)	(631,249)	(539,575)	(387,763)	(300,696)

Units, end of period	3,507,026	3,839,288	4,101,646	4,339,925	4,344,121

Unit value, end of period $	24.21	24.60	21.77	16.33	25.76
Assets, end of period $	84,890,569	94,446,831	89,280,928	70,870,986	111,895,709
Investment income ratio*	2.70%	2.37%	3.36%	2.59%	7.77%
Total return, lowest to highest**	(1.60%)	13.02%	33.30%	(36.60%)	7.52%

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	2,706,077	2,057,082	1,272,272	452,621	138,568
Units issued	860,582	1,042,419	996,802	1,002,161	380,409
Units redeemed	(367,482)	(393,424)	(211,992)	(182,510)	(66,356)

Units, end of period	3,199,177	2,706,077	2,057,082	1,272,272	452,621

Unit value, end of period $	13.48	13.17	11.90	9.35	12.33
Assets, end of period $	43,126,054	35,632,464	24,470,508	11,899,730	5,582,305
Investment income ratio*	4.06%	2.99%	5.89%	6.57%	8.30%
Total return, lowest to highest**	2.38%	10.69%	19.31% to 27.32%	(24.16%) to (16.44%)	3.32% to 5.34%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	558,148	596,342	503,996	557,212	560,538
Units issued	69,611	63,551	199,046	63,831	100,670
Units redeemed	(122,839)	(101,745)	(106,700)	(117,047)	(103,996)

Units, end of period	504,920	558,148	596,342	503,996	557,212

Unit value, end of period $	28.05	27.41	24.80	19.48	25.72
Assets, end of period $	14,163,927	15,300,796	14,787,406	9,820,583	14,329,767
Investment income ratio*	3.39%	2.69%	5.03%	3.94%	7.58%
Total return, lowest to highest**	2.33%	10.55%	27.25%	(24.23%)	5.29%

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	619,096	469,613	336,018	208,382	50,336
Units issued	193,042	272,620	187,893	173,965	184,482
Units redeemed	(138,106)	(123,137)	(54,298)	(46,329)	(26,436)

Units, end of period	674,032	619,096	469,613	336,018	208,382

Unit value, end of period $	16.13	16.48	13.07	9.56	15.02
Assets, end of period $	10,868,853	10,201,755	6,138,614	3,212,295	3,130,123
Investment income ratio*	0.76%	1.23%	1.25%	1.17%	1.85%
Total return, lowest to highest**	(2.14%)	26.06%	29.11% to 42.62%	(36.99%) to (29.45%)	0.35% to 7.55

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	534,713	524,106	596,880	554,751	594,832
Units issued	87,910	205,040	54,640	237,287	68,909
Units redeemed	(160,029)	(194,433)	(127,414)	(195,158)	(108,990)

Units, end of period	462,594	534,713	524,106	596,880	554,751

Unit value, end of period $	24.63	25.19	20.00	14.62	22.99
Assets, end of period $	11,391,851	13,471,198	10,480,930	8,727,626	12,756,543
Investment income ratio*	0.65%	1.10%	1.04%	0.96%	1.32%
Total return, lowest to highest**	(2.25%)	25.98%	36.76%	(36.41%)	7.51%

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	204,617	176,129	155,683	75,526	27,958
Units issued	84,936	59,109	97,837	98,969	58,906
Units redeemed	(45,695)	(30,621)	(77,391)	(18,812)	(11,338)

Units, end of period	243,858	204,617	176,129	155,683	75,526

Unit value, end of period $	40.73	44.84	36.43	27.71	49.27
Assets, end of period $	9,932,788	9,174,985	6,417,141	4,314,429	3,721,080
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.01%
Total return, lowest to highest**	(9.16%)	23.07%	29.99% to 34.85%	(43.75%) to (29.90%)	10.93% to 23.59%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	964,493	1,080,719	1,414,125	1,205,358	1,169,706
Units issued	24,244	66,300	42,716	541,458	316,331
Units redeemed	(157,806)	(182,526)	(376,122)	(332,691)	(280,679)

Units, end of period	830,931	964,493	1,080,719	1,414,125	1,205,358

Unit value, end of period $	18.75	20.65	16.78	12.77	22.72
Assets, end of period $	15,580,422	19,917,386	18,132,142	18,063,397	27,378,695
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	(9.20%)	23.08%	31.35%	(43.76%)	23.57%

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	385,329	330,037	103,100	37,058	4,130
Units issued	82,828	101,003	294,324	77,359	39,323
Units redeemed	(43,755)	(45,711)	(67,387)	(11,317)	(6,395)

Units, end of period	424,402	385,329	330,037	103,100	37,058

Unit value, end of period $	22.94	24.10	20.74	14.18	21.71
Assets, end of period $	9,735,460	9,285,003	6,846,115	1,462,138	804,502
Investment income ratio*	0.81%	2.33%	0.76%	1.44%	3.40%
Total return, lowest to highest**	(4.80%)	16.16%	32.28% to 49.15%	(34.67%) to (26.96%)	(3.42%) to 0.51%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (a)
Units, beginning of period	733,286	842,390	—
Units issued	74,008	94,346	997,494
Units redeemed	(95,328)	(203,450)	(155,104)

Units, end of period	711,966	733,286	842,390

Unit value, end of period $	14.96	15.73	13.54
Assets, end of period $	10,649,213	11,536,235	11,409,177
Investment income ratio*	0.72%	2.04%	0.44%
Total return, lowest to highest**	(4.93%)	16.15%	35.44%

(a) Fund available in prior year but no activity.

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	4,901,659	5,810,901	4,387,763	2,246,082	917,876
Units issued	11,710,045	7,331,480	8,613,327	8,254,087	5,797,520
Units redeemed	(9,849,150)	(8,240,722)	(7,190,189)	(6,112,406)	(4,469,314)

Units, end of period	6,762,554	4,901,659	5,810,901	4,387,763	2,246,082

Unit value, end of period $	17.36	17.35	17.34	17.26	16.90
Assets, end of period $	117,420,170	85,041,010	100,766,835	75,728,956	37,963,831
Investment income ratio*	0.00%	0.05%	0.45%	1.95%	4.36%
Total return, lowest to highest**	0.08%	0.03%	0.20% to 0.47%	0.40% to 2.12%	1.92% to 4.82%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Money Market Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	2,550,108	3,295,893	3,775,913	3,377,195	3,532,527
Units issued	1,158,251	1,283,183	1,217,363	2,755,350	2,384,421
Units redeemed	(1,403,364)	(2,028,968)	(1,697,383)	(2,356,632)	(2,539,753)

Units, end of period	2,304,995	2,550,108	3,295,893	3,775,913	3,377,195

Unit value, end of period $	24.66	24.64	24.64	24.59	24.17
Assets, end of period $	56,817,674	62,816,401	81,193,542	92,838,321	81,593,898
Investment income ratio*	0.00%	0.00%	0.21%	1.76%	4.46%
Total return, lowest to highest**	0.07%	0.00%	0.20%	1.76%	4.56%

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	914,247	693,218	450,456	194,978	49,789
Units issued	565,193	404,145	423,684	368,460	178,705
Units redeemed	(331,295)	(183,116)	(180,922)	(112,982)	(33,516)

Units, end of period	1,148,145	914,247	693,218	450,456	194,978

Unit value, end of period $	16.87	21.16	18.36	11.53	23.82
Assets, end of period $	19,367,591	19,343,408	12,726,294	5,193,695	4,644,832
Investment income ratio*	0.57%	0.80%	1.20%	0.88%	1.30%
Total return, lowest to highest**	(20.27%)	15.25%	28.14% to 59.35%	(57.17%) to (41.22%)	18.70% to 40.81%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	229,822	252,034	278,358	356,574	283,163
Units issued	53,932	62,695	115,272	111,950	180,936
Units redeemed	(78,471)	(84,907)	(141,596)	(190,166)	(107,525)

Units, end of period	205,283	229,822	252,034	278,358	356,574

Unit value, end of period $	39.97	50.15	43.52	27.34	56.50
Assets, end of period $	8,205,426	11,524,890	10,969,899	7,610,932	20,147,455
Investment income ratio*	0.46%	0.64%	1.02%	0.56%	1.17%
Total return, lowest to highest**	(20.29%)	15.21%	59.19%	(51.61%)	40.67%

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	158,810	109,220	74,792	46,414	15,832
Units issued	103,045	74,770	52,358	47,041	45,828
Units redeemed	(88,610)	(25,180)	(17,930)	(18,663)	(15,246)

Units, end of period	173,245	158,810	109,220	74,792	46,414

Unit value, end of period $	89.90	82.05	63.50	48.75	80.44
Assets, end of period $	15,575,141	13,029,715	6,935,886	3,646,139	3,733,509
Investment income ratio*	1.58%	2.19%	3.94%	3.74%	2.83%
Total return, lowest to highest**	9.58%	29.20%	30.26% to 54.31%	(44.69%) to (36.94%)	(15.56%) to (1.55%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	268,262	306,059	352,386	397,641	488,639
Units issued	13,420	17,567	15,848	11,831	17,780
Units redeemed	(33,920)	(55,364)	(62,175)	(57,086)	(108,778)

Units, end of period	247,762	268,262	306,059	352,386	397,641

Unit value, end of period $	107.64	98.33	76.11	58.47	96.52
Assets, end of period $	26,668,398	26,378,553	23,294,468	20,603,590	38,378,974
Investment income ratio*	1.46%	1.85%	3.44%	3.27%	2.61%
Total return, lowest to highest**	9.46%	29.20%	30.17%	(39.42%)	(15.61%)

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	481,665	344,224	253,630	54,762	13,027
Units issued	752,607	327,163	243,275	292,990	78,889
Units redeemed	(577,451)	(189,722)	(152,681)	(94,122)	(37,154)

Units, end of period	656,821	481,665	344,224	253,630	54,762

Unit value, end of period $	14.41	12.85	11.81	9.88	11.14
Assets, end of period $	9,468,581	6,191,370	4,066,454	2,506,551	610,144
Investment income ratio*	4.31%	13.19%	8.94%	0.39%	11.24%
Total return, lowest to highest**	12.14%	8.82%	10.55% to 19.54%	(14.76%) to (11.30%)	8.41% to 11.36%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	238,989	234,387	247,930	271,912	200,725
Units issued	88,980	60,930	57,314	135,316	122,221
Units redeemed	(92,531)	(56,328)	(70,857)	(159,298)	(51,034)

Units, end of period	235,438	238,989	234,387	247,930	271,912

Unit value, end of period $	20.95	18.70	17.18	14.38	16.21
Assets, end of period $	4,931,108	4,468,220	4,026,751	3,565,244	4,407,333
Investment income ratio*	3.93%	11.75%	8.93%	0.60%	7.48%
Total return, lowest to highest**	12.02%	8.83%	19.47%	(11.28%)	11.33%

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	295,284	225,851	140,196	104,902	51,885
Units issued	183,129	162,298	243,495	87,308	71,624
Units redeemed	(152,138)	(92,865)	(157,840)	(52,014)	(18,607)

Units, end of period	326,275	295,284	225,851	140,196	104,902

Unit value, end of period $	14.99	16.24	13.02	7.91	14.24
Assets, end of period $	4,889,707	4,795,416	2,941,591	1,109,529	1,493,768
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	(7.72%)	24.69%	35.42% to 64.57%	(44.42%) to (29.01%)	6.67% to 19.62%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	876,304	977,502	937,299	1,251,546	1,205,352
Units issued	59,104	263,233	384,297	204,574	408,580
Units redeemed	(237,845)	(364,431)	(344,094)	(518,821)	(362,386)

Units, end of period	697,563	876,304	977,502	937,299	1,251,546

Unit value, end of period $	18.94	20.53	16.48	10.02	18.03
Assets, end of period $	13,211,665	17,990,824	16,104,706	9,388,296	22,565,014
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	(7.75%)	24.61%	64.48%	(44.44%)	19.57%

	Sub-Account
	Short Term Government Income Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bb)
Units, beginning of period	687,145	—
Units issued	377,786	956,340
Units redeemed	(196,651)	(269,195)

Units, end of period	868,280	687,145

Unit value, end of period $	10.48	10.19
Assets, end of period $	9,098,268	7,002,646
Investment income ratio*	2.76%	1.64%
Total return, lowest to highest**	2.83%	1.91%

(bb)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Short Term Government Income Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bb)
Units, beginning of period	993,879	—
Units issued	143,758	1,118,158
Units redeemed	(230,060)	(124,279)

Units, end of period	907,577	993,879

Unit value, end of period $	10.47	10.19
Assets, end of period $	9,500,432	10,123,515
Investment income ratio*	2.33%	1.47%
Total return, lowest to highest**	2.77%	1.86%

(bb) Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	405,061	339,777	240,289	42,291	2,159
Units issued	141,146	113,561	189,053	220,279	45,710
Units redeemed	(111,815)	(48,277)	(89,565)	(22,281)	(5,578)

Units, end of period	434,392	405,061	339,777	240,289	42,291

Unit value, end of period $	18.13	19.45	15.92	11.84	19.59
Assets, end of period $	7,874,663	7,878,235	5,410,553	2,845,595	828,429
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	(6.80%)	22.14%	33.17% to 40.36%	(39.54%) to (28.06%)	6.76% to 13.98%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)
Units, beginning of period	102,863	95,838	83,112	—
Units issued	100,992	125,759	36,274	84,149
Units redeemed	(79,151)	(118,734)	(23,548)	(1,037)

Units, end of period	124,704	102,863	95,838	83,112

Unit value, end of period $	15.31	16.43	13.46	10.00
Assets, end of period $	1,909,333	1,690,116	1,289,932	831,231
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	(6.81%)	22.08%	34.57%	0.01%

(ae) Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	449,835	345,489	222,001	157,811	47,031
Units issued	121,757	168,675	166,756	120,420	128,807
Units redeemed	(55,480)	(64,329)	(43,268)	(56,230)	(18,027)

Units, end of period	516,112	449,835	345,489	222,001	157,811

Unit value, end of period $	15.40	16.10	12.74	10.05	15.16
Assets, end of period $	7,946,418	7,243,059	4,400,225	2,231,463	2,392,630
Investment income ratio*	1.26%	0.61%	1.15%	1.51%	2.07%
Total return, lowest to highest**	(4.37%)	26.43%	26.70% to 35.11%	(33.70%) to (27.53%)	(2.06%) to (1.09%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07
Units, beginning of period	396,692	423,525	450,091	480,963	503,406
Units issued	18,992	82,577	46,142	56,257	55,899
Units redeemed	(55,575)	(109,410)	(72,708)	(87,129)	(78,342)

Units, end of period	360,109	396,692	423,525	450,091	480,963

Unit value, end of period $	19.32	20.24	16.01	12.65	19.08
Assets, end of period $	6,958,383	8,026,598	6,781,759	5,690,789	9,173,582
Investment income ratio*	1.13%	0.50%	0.84%	1.33%	1.67%
Total return, lowest to highest**	(4.50%)	26.36%	26.64%	(33.71%)	(2.16%)

	Sub-Account
	Small Cap Opportunities Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07
Units, beginning of period	253,801	140,869	85,254	37,769	23,676
Units issued	113,830	177,192	88,429	61,708	39,779
Units redeemed	(116,020)	(64,260)	(32,814)	(14,223)	(25,686)

Units, end of period	251,611	253,801	140,869	85,254	37,769

Unit value, end of period $	11.57	11.94	9.21	6.87	11.87
Assets, end of period $	2,911,386	3,031,332	1,297,069	585,730	448,408
Investment income ratio*	0.10%	0.00%	0.00%	3.08%	2.34%
Total return, lowest to highest**	(3.13%)	29.71%	27.43% to 41.34%	(42.13%) to (30.64%)	(7.60%) to (6.53%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07
Units, beginning of period	320,440	288,749	316,192	340,366	389,017
Units issued	93,404	175,256	116,753	34,173	112,989
Units redeemed	(150,698)	(143,565)	(144,196)	(58,347)	(161,640)

Units, end of period	263,146	320,440	288,749	316,192	340,366

Unit value, end of period $	23.54	24.31	18.74	14.00	24.20
Assets, end of period $	6,193,327	7,788,189	5,412,188	4,427,273	8,235,210
Investment income ratio*	0.09%	0.00%	0.00%	2.40%	1.85%
Total return, lowest to highest**	(3.16%)	29.67%	33.87%	(42.13%)	(7.66%)

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07
Units, beginning of period	233,396	174,707	112,498	60,139	10,694
Units issued	113,440	93,313	102,922	71,380	61,228
Units redeemed	(64,006)	(34,624)	(40,713)	(19,021)	(11,783)

Units, end of period	282,830	233,396	174,707	112,498	60,139

Unit value, end of period $	41.79	41.32	32.75	25.43	34.40
Assets, end of period $	11,820,534	9,643,799	5,722,457	2,861,205	2,068,955
Investment income ratio*	0.89%	0.46%	0.81%	1.55%	1.24%
Total return, lowest to highest**	1.15%	26.15%	28.08% to 36.59%	(27.51%) to (21.37%)	(4.00%) to (2.92%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Value Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07 (a)
Units, beginning of period	178,176	223,113	372,081	58,614	—
Units issued	130,294	341,592	265,246	557,416	59,725
Units redeemed	(107,726)	(386,529)	(414,214)	(243,949)	(1,111)

Units, end of period	200,744	178,176	223,113	372,081	58,614

Unit value, end of period $	14.88	14.72	11.68	9.08	12.28
Assets, end of period $	2,986,486	2,623,375	2,605,053	3,377,013	719,629
Investment income ratio*	0.87%	0.27%	0.68%	1.17%	0.60%
Total return, lowest to highest**	1.04%	26.10%	28.65%	(26.07%)	(1.78%)

(a) Fund available in prior year but no activity.

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07
Units, beginning of period	500,674	478,695	428,632	266,337	103,645
Units issued	123,134	117,625	177,293	241,808	189,323
Units redeemed	(53,748)	(95,646)	(127,230)	(79,513)	(26,631)

Units, end of period	570,060	500,674	478,695	428,632	266,337

Unit value, end of period $	14.86	15.00	12.36	9.67	13.25
Assets, end of period $	8,472,818	7,512,171	5,916,635	4,144,846	3,529,955
Investment income ratio*	0.65%	1.46%	0.44%	0.86%	0.16%
Total return, lowest to highest**	(0.94%)	21.39%	27.82% to 35.35%	(29.59%) to (27.05%)	(2.27%) to (1.14%)

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07
Units, beginning of period	678,081	868,016	983,939	1,112,314	1,212,971
Units issued	28,975	63,583	163,114	261,080	192,846
Units redeemed	(106,403)	(253,518)	(279,037)	(389,455)	(293,503)

Units, end of period	600,653	678,081	868,016	983,939	1,112,314

Unit value, end of period $	22.37	22.58	18.61	14.57	19.98
Assets, end of period $	13,435,366	15,309,780	16,149,546	14,337,181	22,218,148
Investment income ratio*	0.55%	1.30%	0.37%	0.71%	0.14%
Total return, lowest to highest**	(0.93%)	21.36%	27.69%	(27.05%)	(1.19%)

	Sub-Account
	Smaller Company Growth Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)
Units, beginning of period	194,920	187,347	—
Units issued	63,161	39,430	189,370
Units redeemed	(54,245)	(31,857)	(2,023)

Units, end of period	203,836	194,920	187,347

Unit value, end of period $	12.24	13.16	10.52
Assets, end of period $	2,494,407	2,566,100	1,971,295
Investment income ratio*	0.00%	0.00%	0.00%
Total return, lowest to highest**	(7.04%)	25.12%	5.22%

(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Smaller Company Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)
Units, beginning of period	2,394,995	2,733,015	—
Units issued	65,108	64,521	2,799,660
Units redeemed	(346,597)	(402,541)	(66,645)

Units, end of period	2,113,506	2,394,995	2,733,015

Unit value, end of period $	12.22	13.16	10.52
Assets, end of period $	25,832,249	31,512,030	28,757,207
Investment income ratio*	0.00%	0.00%	0.00%
Total return, lowest to highest**	(7.10%)	25.04%	5.22%

(ag) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	Strategic Income Opportunities Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/11	Dec. 31/10 (bc)	Dec. 31/09	Dec. 31/08	Dec. 31/07
Units, beginning of period	620,672	280,305	186,605	109,219	7,198
Units issued	282,379	415,583	146,818	103,622	156,738
Units redeemed	(127,933)	(75,216)	(53,118)	(26,236)	(54,717)

Units, end of period	775,118	620,672	280,305	186,605	109,219

Unit value, end of period $	15.54	15.22	13.13	10.36	11.33
Assets, end of period $	12,041,909	9,445,639	3,680,414	1,932,692	1,237,215
Investment income ratio*	11.65%	14.80%	7.58%	11.96%	3.04%
Total return, lowest to highest**	2.08%	15.91%	18.51% to 26.78%	(10.62%) to (8.05%)	3.96% to 5.85%

(bc)	Fund renamed on May 3, 2010. Previously known as Strategic Income Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Strategic Income Opportunities Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/11	Dec. 31/10 (bc)	Dec. 31/09	Dec. 31/08	Dec. 31/07
Units, beginning of period	589,341	108,396	95,595	81,469	54,207
Units issued	81,421	538,916	36,242	26,789	38,500
Units redeemed	(107,539)	(57,971)	(23,441)	(12,663)	(11,238)

Units, end of period	563,223	589,341	108,396	95,595	81,469

Unit value, end of period $	20.98	20.56	17.74	14.01	15.33
Assets, end of period $	11,816,132	12,118,772	1,923,528	1,339,349	1,248,960
Investment income ratio*	10.79%	25.85%	6.80%	10.96%	2.74%
Total return, lowest to highest**	2.03%	15.89%	26.64%	(8.61%)	5.88%

(bc) Fund renamed on May 3, 2010. Previously known as Strategic Income Trust.

	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/11	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07 (g)
Units, beginning of period	559,251	433,370	206,469	135,088	10,174
Units issued	131,374	255,534	307,241	181,899	152,876
Units redeemed	(62,405)	(129,653)	(80,340)	(110,518)	(27,962)

Units, end of period	628,220	559,251	433,370	206,469	135,088

Unit value, end of period $	21.94	20.39	19.14	18.01	17.03
Assets, end of period $	13,780,224	11,401,249	8,296,145	3,718,773	2,299,903
Investment income ratio*	4.60%	4.81%	7.91%	5.73%	12.97%
Total return, lowest to highest**	7.60%	6.49%	4.86% to 6.29%	3.41% to 5.79%	5.28% to 7.13%

(g)	Fund renamed on October 1, 2007. Previously known as Bond Index Trust B.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Return Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,959,703	1,306,620	808,671	336,127	112,748
Units issued	833,426	1,045,361	741,672	585,903	293,781
Units redeemed	(652,381)	(392,278)	(243,723)	(113,359)	(70,402)

Units, end of period	2,140,748	1,959,703	1,306,620	808,671	336,127

Unit value, end of period $	16.18	15.57	14.46	12.71	12.37
Assets, end of period $	34,643,403	30,501,318	18,889,252	10,281,839	4,159,047
Investment income ratio*	4.54%	2.59%	4.61%	5.66%	9.08%
Total return, lowest to highest**	3.97%	7.66%	8.24% to 13.71%	(0.76%) to 2.76%	7.18% to 8.61%

	Sub-Account
	Total Return Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,090,753	1,241,643	1,136,708	1,124,031	1,170,580
Units issued	203,549	195,711	482,319	304,957	157,071
Units redeemed	(189,010)	(346,601)	(377,384)	(292,280)	(203,620)

Units, end of period	1,105,292	1,090,753	1,241,643	1,136,708	1,124,031

Unit value, end of period $	26.97	25.95	24.11	21.22	20.65
Assets, end of period $	29,806,795	28,307,475	29,934,757	24,125,362	23,214,442
Investment income ratio*	4.45%	2.33%	4.21%	4.77%	7.57%
Total return, lowest to highest**	3.91%	7.64%	13.60%	2.77%	8.49%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	110,680	74,005	48,055	29,310	11,816
Units issued	27,612	51,185	44,020	35,873	33,080
Units redeemed	(13,902)	(14,510)	(18,070)	(17,128)	(15,586)

Units, end of period	124,390	110,680	74,005	48,055	29,310

Unit value, end of period $	46.38	46.23	39.42	30.58	48.65
Assets, end of period $	5,769,088	5,116,476	2,917,588	1,469,405	1,425,887
Investment income ratio*	1.40%	1.61%	1.89%	1.99%	2.76%
Total return, lowest to highest**	0.33%	17.26%	25.14% to 33.63%	(37.15%) to (25.73%)	1.41% to 5.19%

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	447,547	545,943	526,762	537,176	511,025
Units issued	32,595	47,028	127,512	58,855	66,195
Units redeemed	(67,642)	(145,424)	(108,331)	(69,269)	(40,044)

Units, end of period	412,500	447,547	545,943	526,762	537,176

Unit value, end of period $	13.94	13.90	11.86	9.21	14.66
Assets, end of period $	5,751,039	6,222,405	6,476,527	4,849,169	7,874,116
Investment income ratio*	1.23%	1.30%	1.71%	1.63%	2.22%
Total return, lowest to highest**	0.28%	17.19%	28.86%	(37.20%)	5.18%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	00000000	00000000
	Sub-Account
	Ultra Short Term Bond Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)
Units, beginning of period	357	—
Units issued	157,399	357
Units redeemed	(32,770)	—

Units, end of period	124,986	357

Unit value, end of period $	10.00	9.99
Assets, end of period $	1,250,286	3,572
Investment income ratio*	3.72%	2.70%
Total return, lowest to highest**	0.09%	(0.06%)

(ba) Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

	Sub-Account
	Ultra Short Term Bond Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)
Units, beginning of period	3,012	—
Units issued	22,019	3,012
Units redeemed	(4,554)	—

Units, end of period	20,477	3,012

Unit value, end of period $	10.00	9.99
Assets, end of period $	204,864	30,098
Investment income ratio*	3.11%	2.97%
Total return, lowest to highest**	0.12%	(0.08%)

(ba)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Utilities Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	392,621	272,417	199,521	96,715	19,690
Units issued	248,983	202,937	129,421	136,730	110,966
Units redeemed	(214,045)	(82,733)	(56,525)	(33,924)	(33,941)

Units, end of period	427,559	392,621	272,417	199,521	96,715

Unit value, end of period $	19.33	18.10	15.88	11.89	19.33
Assets, end of period $	8,266,330	7,107,505	4,325,990	2,371,852	1,869,476
Investment income ratio*	3.81%	2.76%	5.39%	3.88%	2.35%
Total return, lowest to highest**	6.80%	14.00%	28.79% to 33.58%	(38.50%) to (21.20%)	12.22% to 27.43%

	Sub-Account
	Utilities Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	185,025	282,065	254,809	369,846	507,965
Units issued	119,340	96,970	151,731	349,679	372,247
Units redeemed	(126,898)	(194,010)	(124,475)	(464,716)	(510,366)

Units, end of period	177,467	185,025	282,065	254,809	369,846

Unit value, end of period $	24.19	22.68	19.91	14.88	24.26
Assets, end of period $	4,293,358	4,197,133	5,616,370	3,792,853	8,972,614
Investment income ratio*	3.45%	2.17%	4.48%	3.19%	2.06%
Total return, lowest to highest**	6.65%	13.92%	33.77%	(38.65%)	27.40%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	263,325	194,861	168,556	123,649	18,887
Units issued	142,842	108,328	78,215	99,852	137,891
Units redeemed	(110,812)	(39,864)	(51,910)	(54,945)	(33,129)

Units, end of period	295,355	263,325	194,861	168,556	123,649

Unit value, end of period $	15.53	15.37	12.57	8.90	15.05
Assets, end of period $	4,587,197	4,047,988	2,449,059	1,500,468	1,860,649
Investment income ratio*	1.15%	1.20%	1.49%	1.26%	1.55%
Total return, lowest to highest**	1.03%	22.30%	33.21% to 45.49%	(40.84%) to (28.53%)	(0.18%) to 8.26%

	Sub-Account
	Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	448,910	530,663	612,103	677,246	792,456
Units issued	18,172	22,525	28,918	25,260	56,113
Units redeemed	(53,061)	(104,278)	(110,358)	(90,403)	(171,323)

Units, end of period	414,021	448,910	530,663	612,103	677,246

Unit value, end of period $	33.34	33.02	27.01	19.14	32.36
Assets, end of period $	13,802,820	14,821,012	14,335,243	11,712,280	21,916,100
Investment income ratio*	1.08%	0.99%	1.32%	1.08%	1.34%
Total return, lowest to highest**	0.98%	22.22%	41.18%	(40.87%)	8.22%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

(*)

These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)

These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. When no range is given, the lowest and highest value are the same.

PART C

OTHER INFORMATION

Item 26. Exhibits

The following exhibits are filed as part of this Registration Statement:

(a) Resolution of Board of Directors establishing Separate Account A is incorporated by reference to post-effective amendment number 1, file number 333-157212, filed with the Commission in April 2010.

(b) Not applicable.

(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.

(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to pre-effective amendment number 3, file number 333-157212, filed with the Commission in April 2012.

(d) Form of Specimen Flexible Premium Variable Life Insurance Policy, incorporated by reference to pre-effective amendment number 1, file number 333-88748, filed with the Commission on August 20, 2002 and form of Policy Endorsement dated 2009, incorporated by reference to post-effective amendment number 2, file number 333-152406, filed with the Commission in April 2010.

(e)(1) Specimen Application for Flexible Premium Variable Life Insurance Policy, incorporated by reference to post-effective amendment number 7, file number 33-52310, filed with the Commission on April 26, 1996.

(2) Specimen Application Supplement for Flexible Premium Variable Life Insurance Policy, incorporated by reference to post-effective amendment number 9, file number 33-52310, filed with the Commission on April 26, 1996.

(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(c) Amended and Restated Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated June 15, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h)(1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.

(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(i) (1) Service Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company dated April 28, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(j) Not applicable.

(k) Opinion and consent of counsel for John Hancock Life Insurance Company (U.S.A.), incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.

(l) Not Applicable.

(m) Not Applicable.

(n) Consents of Independent Registered Public Accounting Firm are filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b) is filed herewith.

(o) Not Applicable.

(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.

Powers of Attorney

(i) Powers of Attorney for James R. Boyle and Rex E. Schlaybaugh, Jr., are incorporated by reference to Registrant’s post-effective amendment filed with the Commission on April 28, 2006.

(ii) Power of Attorney for Scott S. Hartz is incorporated by reference to Registrant’s post-effective amendment filed with the Commission on April 27, 2009.

(iii) Powers of Attorney for James D. Gallagher and John G. Vrysen are incorporated by reference to Registrant’s post-effective amendment filed with the Commission in April 2010.

(iv) Power of Attorney for Paul M. Connolly is incorporated by reference to post-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(v) Power of Attorney for Marianne Harrison is incorporated by reference to post-effective amendment number 3, file number 333-157212, filed with the Commission in April 2012.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Name and Principal Business Address	Position with Depositor
Directors
Thomas Borshoff
536 Stone Road
Pittsford, NY 14534	Director

James R. Boyle
601 Congress Street
Boston, MA 02210	Director, Chairman and President

Paul M. Connolly
75 Indian Spring Road
Milton, MA 02186	Director

Ruth Ann Fleming
205 Highland Avenue
Short Hills, NJ 07078	Director

James D. Gallagher
601 Congress Street
Boston, MA 02210	Director and Executive Vice President

Marianne Harrison
200 Berkeley Street
Boston, MA 02110	Director and Executive Vice President

Scott S. Hartz
197 Clarendon Street
Boston, MA 02116	Director and Executive Vice President

Rex E. Schlaybaugh, Jr.
400 Renaissance Center
Detroit, Michigan 48243	Director

John G. Vrysen
601 Congress Street
Boston, MA 02210	Director and Senior Vice President

Executive Vice Presidents
Jonathan Chiel*	and General Counsel
Marc Costantini*
Michael Doughty**
Steven Finch**
James D. Gallagher*
Marianne Harrison**
Scott S. Hartz**	and Chief Investment Officer – US Investments
Peter Levitt****	and Treasurer
Hugh McHaffie*

Senior Vice Presidents
Kevin J. Cloherty*
Peter Gordon**
Allan Hackney*	and Chief Information Officer
David Longfritz*
Gregory Mack†
Lynne Patterson*	and Chief Financial Officer
Craig R. Raymond*	Chief Actuary & Chief Risk Officer
Diana L. Scott*
Alan R. Seghezzi**
Tony Teta**
Brooks Tingle**
John G. Vrysen**

Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary

Name and Principal Business Address	Position with Depositor
John C.S. Anderson**
Roy V. Anderson*
Arnold Bergman*
Stephen J. Blewitt**
Robert Boyda*
John E. Brabazon**	Chief Financial Officer, Investments
Bob Carroll**
Joseph Catalano*
Brian Collins*
Art Creel*
John J. Danello*
Anthony J. Della Piana**
Brent Dennis**
Robert Donahue*****
Edward Eng****
Carol Nicholson Fulp*
Paul Gallagher**
Ann Gencarella**
Richard Harris***	and Appointed Actuary
John Hatch*
Kevin Hill**
Eugene Xavier Hodge, Jr.**
James C. Hoodlet**
Terri Judge†††
Roy Kapoor****
Mitchell Karman**	and Chief Compliance Officer & Counsel
and Chief Compliance Officer – Retail Funds/Separate
Frank Knox*	Accounts
David Kroach***
Cynthia Lacasse**
Denise Lang***
Robert Leach*
Soctt Lively*
Robert F. Lussky, Jr.*
Cheryl Mallett****
Nathaniel I. Margolis**
John Maynard*
Janis K. McDonough**
Scott A. McFetridge**
William McPadden**
Maureen Milet**	and Chief Compliance Officer – Investments
Peter J. Mongeau**
Steven Moore****
Scott Morin*
Curtis Morrison**
Tom Mullen*
Scott Navin**
Betty Ng***
Nina Nicolosi*
Frank O’Neill*
Jacques Ouimet**
Gary M. Pelletier**
David Plumb*
Krishna Ramdial****	Vice President, Treasury
S. Mark Ray**
Jill Rebman***
George Revoir*
Mark Rizza*
Andrew Ross****

Name and Principal Business Address	Position with Depositor
Thomas Samoluk*
Martin Sheerin*
Gordon Shone*
Rob Stanley*
Yiji S. Starr*
Tony Todisco*****
Simonetta Vendittelli*****	and Controller
Peter de Vries†††
Karen Walsh*
Linda A. Watters*
Joseph P. Welch**
Jeffery Whitehead*
Henry Wong**
Randy Zipse**

*	Principal Business Office is 601 Congress Street, Boston, MA 02210
**	Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
*****	Principal Business Office is 380 Stuart Street, Boston, MA 02116
†	Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221
††	Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515
†††	Principal Business is 200 Berkeley Street, Boston, MA 02116

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

A list of persons directly or indirectly controlled by or under common contract with the Depositor as of December 31, 2011 appears below:

Subsidiary Name

AIMV, LLC (Delaware)

Baystate Investments, LLC (Delaware)

Clibury S.A. (Uruguay)

Declaration Management & Research LLC (Delaware)

Essex Corporation (New York)

Essex Holding Company, Inc. (New York)

Frigate, LLC (Delaware)

Fusion Clearing, Inc (New York)

Hancock Capital Investment Management, LLC (Delaware)

Hancock Capital Investment IV LLC (Delaware)

Hancock Capital Management, LLC (Delaware)

Hancock Co-Investor Manager, LLC (Delaware)

Hancock Forest Management (NZ) Limited (New Zealand)

Hancock Forest Management, Inc. (Delaware)

Hancock Investimentos em Florestas e Agricultura Ltda. (Brazil)

Hancock Mezzanine Investments, LLC (Delaware)

Hancock Mezzanine Investments II, LLC (Delaware)

Hancock Mezzanine Investments III, LLC (Delaware)

Hancock Natural Resource Group Australasia Pty Limited (Australia)

Hancock Natural Resource Group, Inc. (Delaware)

Hancock Venture Partners, Inc. (Delaware)

HVP Special Purpose Sub I, Inc. (Delaware)

HVP Special Purpose Sub II, Inc. (Delaware)

HVP-Russia, Inc. (Delaware)

International Forest Investments Ltd. (Cayman Islands)

JH Networking Insurance Agency, Inc. (Massachusetts)

JHFS One Corp. (Massachusetts)

JHLICO CIP Investments, LLC (Delaware)

John Hancock Advisers, LLC(Delaware)

John Hancock Assignment Company (Delaware)

John Hancock Distributors LLC (Delaware)

John Hancock Energy Resources Management Inc. (Delaware)

John Hancock Financial Network, Inc. (Massachusetts)

John Hancock Funds, LLC (Delaware)

John Hancock Investment Management Services, LLC (Delaware)

John Hancock Life & Health Insurance Company (Massachusetts)

John Hancock Life Insurance Company of New York (New York)

John Hancock Leasing Corporation (Delaware)

John Hancock Real Estate Finance, Inc. (Delaware)

John Hancock Realty Advisors, Inc. (Delaware)

John Hancock Realty Management Inc. (Delaware)

John Hancock Retirement Plan Services LLC (Massachusetts)

John Hancock Signature Services, Inc.(Delaware)

John Hancock Subsidiaries LLC (Delaware)

John Hancock Timber Resource Corporation (Delaware)

JHUSA CIP Investments, LLC (Delaware)

Long Term Care Partners, LLC (Delaware)

LR Company, LLC (Delaware) LVI, LLC (Delaware)

Manulife Asset Management (US) LLC (Delaware)

Manulife Asset Management Trust Company LLC (New Hampshire)

Manulife Service Corporation (Colorado)

New Amsterdam Insurance Agency, Inc. (New York)

PT Timber, Inc.(New Jersey)

Signator Insurance Agency, Inc. (Massachusetts)

Signator Investors, Inc. (Delaware)

The Berkeley Financial Group, LLC (Delaware)

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.

Name	Title
Edward Eng***	Board Manager
Steven Finch**	Board Manager
Lynne Patterson*	Board Manager
Christopher Walker***	Board Manager
Karen Walsh*	Board Manager
Emanuel Alves*	Secretary
Brian Collins*	Vice President, U.S. Taxation
Joshua Cook **	General Counsel
Edward Eng***	Vice President, Group Annuity
Steven Finch**	Chairman
Heather Justason***	Chief Operating Officer
Peter Levitt****	Senior Vice President, Treasurer
Jeffrey Long*	Financial Operations Principal
Declan O’Beirne**	Chief Financial Officer
Kathleen Pettit**	Chief Compliance Officer
Krishna Ramdial****	Vice President, Treasury
Alan Seghezzi**	Vice President, Investments
Christopher Walker***	Vice President, Investments
Karen Walsh*	President and Chief Executive Officer

*	Principal Business Office is 601 Congress Street, Boston, MA 02210
**	Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 24th day of April, 2012.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By: /s/ James R. Boyle
James R. Boyle
Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)

By: /s/ James R. Boyle
James R. Boyle
Principal Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 24th day of April, 2012.

Signatures	Title

/s/ Simonetta Vendittelli	Vice President and Controller
Simonetta Vendittelli

/s/ Steven Finch	Executive Vice President and Chief Financial Officer
Steven Finch

*	Director
James R. Boyle

*	Director
Paul M. Connolly

*	Director
James D. Gallagher

*	Director
Marianne Harrison

*	Director
Scott S. Hartz

*	Director
Rex E. Schlaybaugh, Jr.

*	Director
John G. Vrysen

/s/ James C. Hoodlet
James C. Hoodlet

*	Pursuant to Power of Attorney

April, 2012

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and offering interests in John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock USA Service Office for more information at 1-800-827-4546 or write to us at 197 Clarendon Streeet, Boston, MA 02117. For Majestic and COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.

Certain of the investment options listed below are offered under variable life insurance policies bearing the following titles: VUL Accumulator, EPVUL, VUL Protector, Accumulation VUL, Survivorship VUL, SPVL, and Protection VUL (“policies”).

500 Index
500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Blue Chip Income and Growth
American Global Growth
American Global Small Capitalization
American Growth
American Growth-Income
American High-Income Bond
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Holdings
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Global Diversification
Health Sciences
High Yield
International Core
International Equity Index A
International Equity Index B
International Opportunities
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value
M Business Opportunity Value
M Capital Appreciation
M International Equity
M Large Cap Growth

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Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Total annual portfolio operating expenses

The following table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please see the prospectus for the underlying portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	1.62%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.52%, respectively.

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Table of Investment Options and Investment Subadvisers

Please note that certain of the investment options described in this table may not be available to you under your policy.

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, American New World, Fundamental Holdings and Global Diversification portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Blue Chip Income and Growth, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The M Business Opportunity Value, M Capital Appreciation, M International Equity, and M Large Cap Growth portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be

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available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Global Small Capitalization	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization Fund, a series of the American Funds Insurance Series. Under normal market conditions, the master fund invests primarily in stocks of smaller companies located around the world.

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Portfolio	Portfolio Manager	Investment Objective
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American High-Income Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide a high level of current income and, secondarily, capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the High-Income Bond Fund, a series of the American Funds Insurance Series. The master fund invests primarily in higher yielding and generally lower quality debt securities rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality, including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The portfolio may also invest a portion of its assets in securities of issuers domiciled outside the U.S.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The master fund may invest a portion of its assets in common stocks and other securities of companies in emerging market countries.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek long-term capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with prudent investment risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures, as well as U.S. government and agency securities.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
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Portfolio	Portfolio Manager	Investment Objective
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio allocates its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target Allocation Range of Allocation
Equity Securities: 70% 65% – 75%
Fixed-Income Securities: 30% 25% – 35%
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of the American Funds Insurance Series. However, the portfolio is authorized to invest without limitation in other underlying funds and in other types of investments.
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Portfolio	Portfolio Manager	Investment Objective
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of large-capitalization companies. The portfolio considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.*
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of American Fund Insurance Series. The portfolio is authorized to invest without limitation in other underlying funds. Under normal market conditions, the portfolio intends to invest a portion of its assets in funds that invest primarily in foreign securities or in foreign securities directly.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s: Ba through C
S&P’s: BB through D
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
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Portfolio	Portfolio Manager	Investment Objective
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
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Portfolio	Portfolio Manager	Investment Objective
Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
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Portfolio	Portfolio Manager	Investment Objective
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: non-U.S. government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. To achieve the objective, the portfolio will be invested in equity investments that the subadviser believes will provide higher returns than the Russell 3000 Index.*
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.*
M Business Opportunity Value (a series of M Fund, Inc.)	Iridian Asset Management LLC	To seek long-term capital appreciation through investment primarily in equity securities of U.S. issuers in the large-capitalization segment of the U.S. stock market.
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek maximum capital appreciation through investment in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations consistent with the capitalizations of those companies found in the Russell 2500 Index.*
M International Equity (a series of M Fund, Inc.)	Northern Cross, LLC	To seek long-term capital appreciation through investment in equity securities of foreign issuers, including common stocks, and securities that are convertible into common stocks.
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Portfolio	Portfolio Manager	Investment Objective
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek long-term capital appreciation through investment mainly in common stocks of U.S. companies that the portfolio manager believes have strong earnings-growth potential.

*Wilshire 5000 Total Market Index® is a trademark of Wilshire Associates. MSCI All Country World Excluding U.S. Index is a trademark of Morgan Stanley & Co. Incorporated.Russell 1000,® Russell 2000,® Russell 2500,TM Russell 3000,® Russell Midcap,® and Russell Midcap Value® are trademarks of Frank Russell Company. S&P MidCap 400,® and S&P SmallCap 600® are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 29, 2012 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $24 million to $277 billion
Russell 1000 Index — minimum of $162 million
Russell 2000 Index — maximum of $3.6 billion
Russell 2500 Index  — maximum of $11.7 billion (as of March 31, 2012)
Russell 3000 Index — $26 million to $505.7 billion
Russell Midcap Index — $162 million to $21.5 billion
Russell Midcap Value Index — $162 million to $21.5 billion
S&P MidCap 400 Index — $533 million to $10.1 billion
S&P SmallCap 600 Index — maximum of $2.9 billion
Wilshire 5000 Total Market Index — less than $1.2 million to $505.7 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

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Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.) In addition, if your policy offers a Long-Term Care Rider, and you have elected it, the rider’s benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.If you have elected a Long-Term Care Rider, we caution you, however, that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the insured person’s estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers a Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

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Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal

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annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

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Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

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In addition to the disclosure contained herein, John Hancock USA has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Servicing Office. You should also contact the John Hancock USA Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.